SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

 ☐  Preliminary Proxy Statement

 ☐ Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

 ☐ Definitive Additional Materials

☐     Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

APPLIED MINERALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filling Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a(6)(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Notes:

APPLIED MINERALS, INC.
110 Greene Street - Suite 1101
New York, NY  10012

October 8, 2012

DEAR STOCKHOLDER:

We cordially invite you to attend the 2012 Annual Meeting of Stockholders to be held on Tuesday, November 20, 2012 at 3:00 P.M. Eastern Time at the Concierge Conference Center, 780 Third Avenue, New York, N.Y. 10017.

You can attend in person or listen to a webcast at www.virtualstockholdermeeting.com/AMNL2012.  If you attend in person, you will have an opportunity to meet our directors and officers.

The Board of Directors welcomes and appreciates the interest of all our stockholders in the Company’s affairs, and encourages stockholders to vote at this Annual Meeting.  We hope you will attend the meeting, but whether or not you expect to be physically present, please vote your shares.

Sincerely,

Andre Zeitoun
President and Chief Executive Officer

APPLIED MINERALS, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
November 20, 2012

Important Notice regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on November 20, 2012

THE PROXY STATEMENT AND ANNUAL REPORT ON FROM 10-K/A ARE AVAILABLE AT
WWW.PROXYVOTE.COM

To the Stockholders of Applied Minerals, Inc.:

NOTICE IS HEREBY GIVEN that the 2013 Annual Meeting of Stockholders of Applied Minerals, Inc. (the “Company”), a Delaware corporation, will be held at the Concierge Conference Center, 780 Third Avenue, New York, N.Y. 10017 on November 20, 2012 at 3:00 P.M. Eastern Time for the following purposes as described in the attached Proxy Statement:

1.	To elect four directors to hold office for terms ending at the 2013 Meeting of Stockholders, or until such stockholder’s respective successors are elected and qualified.
2.
To approve an amendment to the Certificate of Incorporation increasing the total number of authorized shares from 130,000,000 to 210,000,000 and the number of authorized shares of Common Stock from 120,000,000 to 200,000,000

3.	To hold an advisory, non-binding vote on executive compensation.
4.	To hold an advisory, non-binding vote to determine stockholders’ preference on the frequency of future advisory votes on executive compensation.
5.
To vote to approve the adoption of the Applied Minerals, Inc. 2012 Long-Term Incentive Plan and the performance criteria used in setting performance goals for awards intended to be performance-based under Internal Revenue Code Section 162(m)

6.
To vote to approve the adoption of the Applied Minerals, Inc. 2012 Short-Term Incentive Plan and the performance criteria used in setting performance goals for awards intended to be performance-based under Internal Revenue Code Section 162(m).

7.	To ratify EisnerAmper LLP as our independent registered public accounting firm
8.	To transact such other business as may properly come before such meeting or any adjournment thereof.

Pursuant to the Bylaws, the Board of Directors has fixed the close of business on September 25, 2012, as the record date for determination of stockholders of the Company entitled to receive notice of and to vote at the Annual Meeting.

So far as management of the Company is aware, no business will properly come before the Annual Meeting other than the matters set forth 1-7 above.

By Order of the Board of Directors

Andre Zeitoun
President and Chief Executive Officer

New York, N.Y.
October 8, 2012

PROXY STATEMENT
TABLE OF CONTENTS

Page
PROXY STATEMENT
Important Notice Regarding the Availability of Proxy Materials	6
PART I - QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
Why did I receive these proxy materials?	6
Who is entitled to notice of, and to vote at, the Annual Meeting?	6
What is the difference between holding shares as a stockholder of record and as a beneficial owner?	6
How do I vote?	6
By Mail	6
On the Internet	7
At the Annual Meeting	7
What can I do if I change my mind after I vote my shares?	7
Is there a list of stockholders entitled to vote at the Annual Meeting?	7
Could other matters be decided at the Annual Meeting?	8
What are the voting requirements to elect the Directors and to approve each of the proposals discussed in this Proxy Statement?	8
Other matters	8
More votes “For” than “Against	8
Broker non-votes	8
What are the quorum requirements?	8
Who will pay for the cost of this proxy solicitation?	8
Who will count the votes?	8

PART II – PROPOSALS TO BE VOTED ON BY STOCKHOLDERS	9

PROPOSAL 1 - ELECTION OF DIRECTORS	9

A. INFORMATION CONCERNING DIRECTORS	9
Nominees for Director	9
Information About Nominees	9
Board Leadership	11
Director Independence	11
Risk Oversight	11
The Nomination Process	11
Rights of Samlyn Entities to nominate Directors	12
Stockholder Communication to the Board of Directors	12
Code of Ethics	12
Board Meetings and Meeting Attendance	12
Committees	13
Audit Committee Financial Expert	13
Audit Committee Report	13
Compensation of Directors	14

B. INFORMATION CONCERNING EXECUTIVE OFFICERS, EXECUTIVE COMPENSATION, RELATED PARTY TRANSACTIONS	14
Executive Officers	14
Executive Compensation	15
2009 Management Agreement	15
2012 Management Agreement	16
Summary Compensation Table	16
Grants of Plan-Based Awards	17
Outstanding Equity Awards at December 31, 2011	17
Equity Compensation Plan Information	18
Options Exercised and Stock Vested	19
Pension Benefits	19
Nonqualified defined contribution and other nonqualified deferred compensation plans.	19
Related Party Transactions	19
Review, approval or ratification of transactions with related persons.	19
Related Party Transactions with affiliates of David Taft	19

C. COMPENSATION DISCUSSION & ANALYSIS, NARRATIVE DISCLOSURE OF THE COMPENSATION POLICIES AND PRACTICES AS THEY RELATE TO RISK MANAGMENT, INSIDER PARTICIPATION IN COMPENSATION DECISIONS, AND COMPENSATION COMMITTEE REPORT	21
Compensation Discussion & Analysis	21
Narrative disclosure of the compensation policies and practices as they relate to the risk management	21
Insider Participation in Compensation Decisions	21
Compensation Committee Report	22

PROPOSAL 2 -- APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES FROM 130,000,000 TO 210,000,000 AND THE NUMBER OF AUTHORIZED SHARESOF OF COMMON STOCK FROM 120,000,000 SHARES TO 200,000,000 SHARES	23

Proposed Amendment	23
Information about the Common Stock	24
Dividends	24
Voting Rights	24
Miscellaneous	24

PROPOSAL 3 -- ADVISORY, NON-BINDING, VOTE ON EXECUTIVE COMPENSATION	25

PROPOSAL 4 -- ADVSIORY VOTE, OF THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION	26

PROPOSAL 5 – APPROVAL OF THE ADOPTION OF THE APPLIED MINERALS, INC. 2012 LONG-TERM INCENTIVE PLAN AND THE PERFORMANCE CRITERIA USED IN SETTING PERFORMANCE GOALS FOR AWARDS INTENDED TO BE PERFORMANCE-BASED UNDER CODE SECTION 162(M).	27
Summary of 2012 Long-Term Incentive Plan	27
Purpose	27
Administration	27
Available Shares	27
Eligibility and Types of Awards	27
Performance Goals	29
Change in Control	29
Amendment and Termination	29
Miscellaneous	29
Certain U.S. Federal Income Tax Consequences	30
Future Plan Awards	31

PROPOSAL 6 - APPROVAL OF THE ADOPTION OF THE APPLIED MINERALS, INC. 2012 SHORT-TERM INCENTIVE PLAN AND THE PERFORMANCE CRITERIA USED IN SETTING PERFORMANCE GOALS THEREUNDER	32
Description of the Short-Term Incentive Plan	32
Administration	32
Eligibility	32
Maximum Performance Award	32
Performance Awards	32
Individual Target Awards	32
Performance Goals	33
Change of Control	33
Partial Payments	33
Term; Amendment or Termination	33
Future Plan Awards	33

PROPOSAL 7 - THE RATIFICATION OF EISNERAMPER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	34

PART III - ADDITIONAL IMPORTANT INFORMATION	35

Stock Ownership Table	35
Section 16(a) Beneficial Ownership reporting Compliance	35
Independent Registered Public Accountant for 2011 and 2010	36
Fees Payable to PMB Helin Donovan	37
Policy on Board of Directors' Pre-Approval of Audit and Non-Audit Services of Independent Auditors	37
Proposals of Stockholders for 2013 Annual Meeting	38
Incorporation of Information by Reference	38
Other Matters	38

APPENDIX A: Applied Minerals, Inc. 2012 Long-Term Incentive Plan	A1 - A 23
APPENDIX B: Applied Minerals, Inc. 2012 Short-Term Incentive Plan	B1 - B 6

APPLIED MINERALS, INC.
110 Greene Street – Suite 1101
New York, NY 10012

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 20, 2012

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Applied Minerals, Inc. (the "Company," “we,” “us” or “our”) of proxies to be used at the Annual Meeting of Stockholders to be held on November 20, 2012.  This Proxy Statement and accompanying forms of proxy, together with the Company's Annual Report on Form 10-K/A for the fiscal year ended December 31, 2011, which serves as our Annual Report to Stockholders, is first being sent or given to stockholders on October 8, 2012.

Holders of Common Stock at the close of business on September 25, 2012, the record date, are entitled to receive notice of the meeting and to vote such stockholder’s shares at the Annual Meeting.  As of that date, there were 89,286,938 shares of common stock outstanding and entitled to vote.  Each share of common stock is entitled to one vote on each matter properly brought before the Meeting.

Important Notice Regarding the Availability of Proxy Materials

We are using the “Notice and Access” system allowable under rules of the Securities and Exchange Commission relating to the delivery of proxy materials over the Internet.  As a result, we mailed you a notice about the Internet availability of the proxy materials instead of paper copies of the proxy materials.  Stockholders have the ability to access the Proxy Statement, Annual Report on Form 10-K/A, and a form of Proxy Card over the Internet and to request by mail or by e-mail a paper copy of the materials.

Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the Notice.  The notice and access rules allow us to use Internet technology that many stockholders prefer, assure more prompt delivery of the proxy materials, lower our cost of printing and delivering the proxy materials, and minimize the environmental impact of printing paper copies.

The Proxy Statement and our Annual Report on Form 10-K/A, which serves as our annual report to stockholders, are available free of charge at www.proxyvote.com.  You may request and receive an email copy by telephoning 1-800-579-1639 or emailing sendmaterial@proxyvote.com

PART I --  QUESTIONS AND ANSWERS ABOUT
THE ANNUAL MEETING AND VOTING

Why did I receive these proxy materials?

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Applied Minerals, Inc., a Delaware corporation, of proxies to be voted at our 2012 Annual Meeting of Stockholders and at any adjournment or postponement.

The Annual Meeting takes place on November 20, 2012, beginning at 3:00 P.M. Eastern Time at the Concierge Conference Center, 780 Third Avenue, New York, NY, 10017.   You may also attend the meeting by visiting virtualstockholdermeeting.com/AMNL2012.

Who is entitled to notice of, and to vote at, the Annual Meeting?

Holders of Common Stock at the close of business on September 25, 2012, the record date, are entitled to receive notice of the meeting and to vote such stockholder’s shares at the Annual Meeting.  As of that date, there were 89,286,938 shares of common stock outstanding and entitled to vote.  Each share of common stock is entitled to one vote on each matter properly brought before the Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Company’s transfer agent, Broadridge Corporate Issuers Services, Inc., you are the “stockholder of record” of those shares.  This Notice of Annual Meeting and Proxy Statement and accompanying documents have been provided directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of those shares.  This Notice of Meeting and Proxy Statement and the accompanying documents have been forwarded to you by your broker, bank or other holder of record.  As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote your shares by using the voting instruction card provided to you, or by following the instructions for voting by the Internet provided to you, by the holder of record.

How do I vote?

You may vote using any of the following methods:

By Mail:
If you are a stockholder of record, be sure to complete, sign and date the proxy card or voting instruction card and return it to:

Vote Processing
Broadridge
51 Mercedes Way
Edgewood, NY 11717

Via The Internet:
The Internet voting procedures established by the Company for stockholders of record are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that those instructions have been properly recorded.  In order to vote by Internet, you will need the control number on the Notice of Internet Availability or proxy card.  If you misplace such notice, please call Nat Krishnamurti at (800) 556-1181.

Before the Meeting – Go to www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on November 19, 2012.   You will be able to confirm that your instructions have been properly recorded.  If you vote on the Internet, you also can request electronic delivery of future proxy materials.

During the Meeting – Go to www.virtualstockholdermeeting.com/AMNL2012.
Go to www.virtualstockholdermeeting.com/AMNL2012 to vote during the meeting via the Internet

If you are a beneficial and not a record owner of shares, the availability of Internet voting will depend on the voting processes of your broker, bank or other holder of record.  Therefore, if you are a beneficial owner, we recommend that you follow the voting instructions in the materials you receive.

If you vote on the Internet, you do not have to return your proxy card or voting instruction card.

At The Annual Meeting:
Stockholders may vote in person at the Annual Meeting or at vote by Internet using  www.virtualstockholdermeeting.com/AMNL2012.

You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person as your proxy, with such person must present at the Meeting and present to the inspectors of election with your ballot in order to be able to vote at the Meeting.

If you are a beneficial and not a record owner of shares, you must obtain a document known as “legal proxy” from your broker, bank or other holder of record and present it to the inspectors of election with your ballot in order to be able to vote at the Meeting.

What can I do if I change my mind after I vote my shares?

If you are a stockholder of record, you can revoke your proxy before it is exercised by:

•	written notice to the Chief Financial Officer of the Company;
•	timely delivery of a valid, later-dated proxy or later-dated vote by the Internet;
•	voting by ballot at the Annual Meeting.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker or other holder of record.  You may also vote in person at the Annual Meeting if you obtain a “legal proxy” as described in the answer to the previous question.

All proxies that have been properly completed and delivered and not revoked will be voted at the Annual Meeting.

Is there a list of stockholders entitled to vote at the Annual Meeting?

The names of stockholders of record entitled to vote at the Annual Meeting will be available for any purpose germane to the meeting at the Annual Meeting and for ten days prior to the Meeting at our principal executive offices located at 110 Greene Street, Suite 1101, New York, New York 10012.  If you wish to inspect the stockholder list, contact the Chief Financial Officer of the Company between the hours of 9:00 a.m. and 4:30 p.m., Eastern Time.

What are the voting requirements to elect the Directors and to approve each of the proposals discussed in this Proxy Statement?
Proposal	Vote Required	Broker Discretionary Voting Allowed (see “Broker non-votes” below)

Election of Directors	Plurality of votes cast	No

Amending the Certificate of Incorporation to increase authorized shares	Affirmative vote of majority of outstanding shares	Yes

Advisory vote on executive compensation (“Say-on-Pay”)	More votes cast “For” than “Against”	No

Frequency of Say-on-Pay vote	The alternative -- every “1 year,” “2 years,” or “3 years” -- receiving the greatest number of votes will be the frequency that stockholders prefer	No

Applied Minerals, Inc. 2012 Long-Term Incentive Plan and the performance criteria used in setting performance goals for awards intended to be performance-based under Internal Revenue Code Section 162(m).
	More votes cast “For” than “Against”	No

Applied Minerals, Inc. 2012 Short-Term Incentive Plan and the performance criteria used in setting performance goals for awards intended to be performance-based under Internal Revenue Code Section 162(m).
	More votes cast “For” than “Against”	No

Ratification of EisnerAmper LLP as our independent registered public accounting firm	More votes cast “For” than “Against”	Yes

Other matters. If other matters in addition to those listed above are properly presented at the Annual Meeting for consideration, the persons appointed as proxies by the Board of Directors (the persons named in your proxy card if you are a stockholder of record) have discretionary authority as to any other matters that may properly come before the meeting to vote as recommended by the Board of Directors.

More votes cast “for” than “against”. For purposes of our more “for” than “against” vote standard, the following will not be votes cast: a share whose ballot is marked as withheld or abstain, a share otherwise present at the meeting but for which there is an abstention, and a share otherwise present at the meeting as to which a stockholder gives no authority or direction.  Note that if a record stockholder submits a proxy by mail or internet or at the annual meeting, but does not provide voting instructions as to one or more matters, he will be deemed to have authorized that his shares be voted in accordance with the recommendation of the board of directors on such matter(s).  If a beneficial stockholder whose shares are held through a member organization of the New York Stock Exchange does not provide voting instructions as to one or more matters, the ability of the beneficial stockholder’s shares to be voted in the absence of instructions is described below under “Broker non-votes.”

Broker non-votes.  NYSE Rule 452 governs when “member organizations” of the NYSE may grant proxies with respect to shares held for the account of a beneficial owner.   NYSE Rule 452 generally will apply if your shares are held in a stock brokerage account or by a bank or other holder of record.  Generally, Rule 452 allows the member organization to vote on certain “routine” proposals if the beneficial owner of the shares has not provided specific voting instructions. However, Rule 452 lists several items that are considered “non-routine” on which member organizations may not vote without specific instructions from the beneficial owner, including contested matters and several other matters that may affect substantially the rights or privileges of shareholders.  Shares present at the Meeting but which may not be voted on a matter in the absence of instructions on a non-routine matter are referred to as “broker non-votes” with respect to such matter. It is important to note that because NYSE Rule 452 applies to broker-dealers and other member organizations, it impacts the voting process at a company whether or not the company is listed on an exchange and, if listed, regardless of the exchange on which the company is listed.

If the beneficial holder does not provide an instruction on how to vote on one or more of the following matters, all of which are deemed non-routine, the shares will not be voted on the matter(s) at to which there are no instructions:
•	Election of directors,
•	Say-on-Pay,
•	Frequency of Say-on-Pay,
•	Long-Term Incentive Plan, and
•	Short-Term Incentive Plan.

If the beneficial holder does not provide an instruction on how to vote on the amendment of the certificate on incorporation or the ratification of independent registered public accountant, member organizations of the NYSE may vote the shares and use their discretion in how to vote the shares.

What are the quorum requirements?

The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, in person or represented by proxy, is necessary to constitute a quorum.  Abstentions and “broker non-votes” are counted as “present and entitled to vote” for purposes of determining a quorum.

Could other matters be decided at the Annual Meeting?

At the date this Proxy Statement went to press, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement.

If other matters in addition to those listed in the notice are properly presented at the Annual Meeting for consideration, the persons appointed as proxies by the Board of Directors (the persons named in your proxy card if you are a stockholder of record) will have the discretion to vote the proxies they hold on those matters for you.

Who will pay for the cost of this proxy solicitation?  Who may solicit proxies?

We will pay the cost of soliciting proxies.  Proxies may be solicited on our behalf by directors, officers or employees in person or by telephone, electronic transmission and facsimile transmission.  None of such persons will be specially compensated for such solicitation

Who will count the votes?

A Company employee will tabulate the votes and act as inspector of election.

PART II – PROPOSALS TO BE VOTED ON BY STOCKHOLDERS

PROPOSAL 1  - ELECTION OF DIRECTORS

A. INFORMATION CONCERNING DIRECTORS

Nominees for Directors

The Company’s directors are to be elected at each annual meeting of stockholders.  The Company’s Certificate of Incorporation provides that the number of directors is to be fixed from time to time by resolution of the Board of Directors and the Board of Directors has fixed the number at four.  The Board of Directors currently consists of four members.

At this Annual Meeting, four directors are to be elected to serve until the next annual meeting of stockholders or until such director’s successors are elected and qualified.  The nominees for the Board of Directors are

•	John Levy
•	Evan Stone
•	David Taft
•	Andre Zeitoun.

The information about persons nominated by the Board of Directors for the position of director of the Company is listed below, including brief biographies. Each biographic summary is followed by a brief summary of certain experiences, qualifications, attributes or skills that led the Board to determine that each nominee should serve as a director for the Company. The summaries may not include all of the experiences, qualifications, attributes or skills of the nominees. General information regarding the nomination process is included under the “The Nomination Process” heading.

Shares represented by a properly executed proxy in the accompanying form will be voted for such nominees.  Discretionary authority is reserved to vote such shares in the best judgment of the persons named in the proxy in the event that any person or persons other than the four nominees are to be voted upon at the meeting due to the unavailability of any nominee so listed.

The four nominees receiving the highest number of votes cast at the Annual Meeting will be elected as the Company’s directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified.

Proxies cannot be voted for a greater number of persons than the number of director positions available, which are four.

Information About Nominees

The following table provides the names, positions, ages and principal occupations of our current directors, and those who are nominated for election as a director at the Annual Meeting:

Name and Position with the Company	Age	Director / Officer Since	Principal Occupation

John Levy	57	Non-Executive Chairman since August 2009 and Director since January 2008	CEO of Board Advisory

Evan Stone	40	Director since August 2009	Partner, Lee & Stone

David Taft	55	Director since October 2008	President, IBS Capital LLC

Andre Zeitoun	39	Director since January 2009	President & CEO, Applied Minerals, Inc.

John Levy, Non-Executive Chairman and Director. Since May 2005, Mr. Levy has been Chief Executive Officer and principal consultant for Board Advisory, a consulting firm that advises public companies, or companies aspiring to be public, in the areas of corporate governance, corporate compliance, ethics, financial reporting and financial strategies. From November 2005 to March 2006, Mr. Levy served as Interim Chief Financial Officer of Universal Food & Beverage Company, which filed a voluntary petition under the provisions of Chapter 11 of the United States Bankruptcy Act on August 31, 2007.  From March 2006 through April 2010, Mr. Levy was a director and Chairman of the audit committee of Take-Two Interactive Software, Inc. and from November 2008 through June 2010, Mr. Levy was a director of the Company Natural Gas Fuels, Inc. (formerly PNG Ventures, Inc.). Mr. Levy currently is a member of the Board of Directors and Lead Director for Gilman Ciocia, Inc., is a member of the Board of Directors of the Company Energetics, Inc. and is a member of the Board of Directors of Brightpoint, Inc.

Mr. Levy is a Certified Public Accountant with nine years experience with the national public accounting firms of Ernst & Young, Laventhol & Horwath, and Grant Thornton.  Mr. Levy has a B.S. degree in economics from the Wharton School of the University of Pennsylvania and received his M.B.A. from St. Joseph's University (PA).

Mr. Levy is a member of the compensation committee of the Company.

Key attributes, experience and skills: Mr. Levy has over 30 years of progressive financial, accounting and business experience, including having served as Chief Financial Officer of both public and private companies for over 13 years.  Mr. Levy brings to the board expertise in corporate governance and compliance matters along with extensive experience gained from numerous senior executive positions with public companies. Further, Mr. Levy’s service on the boards of directors of public companies in a variety of industries also allows him to bring a diverse blend of experiences to our board.

Mr. Levy has written and taught courses regarding corporate governance matters and also has significant experience dealing with corporate governance matters as part of his corporate and board positions. Mr. Levy has been designated by the Board of Directors as an audit committee financial expert.  In his capacity as a Board member, Mr. Levy has provided substantial assistance to the Company on accounting and financial reporting matters.  Mr. Levy has also provided significant corporate governance and business strategy advice to the Company. since joining its Board of Directors in 2008.

 It is these attributes that led the Board to conclude that Mr. Levy should continue to serve as a director and Chairman of the Company.

Evan D. Stone, Director. Mr. Stone is a lawyer and has represented hedge funds, private equity funds, venture capital funds and public and private corporations on a wide range of sophisticated corporate and securities matters.  Mr. Stone is co-founder of Lee & Stone LLP, a Dallas based law firm specializing in services for the investment community and a principal of Steelbridge Compliance LLC, a Dallas-based firm providing compliance advisory services to investment advisors.  Prior to co-founding Lee & Stone in 2009, Mr. Stone served as Vice President and General Counsel for Dallas-based investment manager, Newcastle Capital Management, L.P., which Mr. Stone joined in 2006.  Prior to Newcastle, from 2003 through 2006, Mr. Stone worked in the mergers and acquisitions department of the international law firm Skadden Arps Slate Meagher & Flom LLP in New York.  Prior to Skadden, Mr. Stone served as a member of the investment-banking department at Merrill Lynch & Co. and Vice President, Corporate Development at Borland Software, Inc.  In addition to his work on behalf of investors at Lee & Stone, Mr. Stone currently serves as General Counsel and Secretary of Wilhelmina International, Inc., a leading model and artist management firm, to which offices he was appointed in 2009.  Mr. Stone was a director of Wilhelmina International, Inc. from 2009 through 2011.

Mr. Stone is a member of the compensation committee of the Company.

Key attributes, experience and skills: Mr. Stone brings a strong mix of legal, asset management, corporate development and investment banking experience to the Company’s Board of Directors.  Mr. Stone’s legal practice, at his own firm and at Skadden Arps, has focused primarily on mergers and acquisitions, private equity and investment management.

In addition, as General Counsel for Newcastle Management, L.P., an activist investment manager, Mr. Stone was involved in the sourcing, analysis, negotiation and monitoring of a number of the firm’s investments and also advised on corporate governance and operational matters.  As General Counsel and Secretary and a director of Wilhelmina International, Inc., Mr. Stone gained valuable additional board corporate governance experience related to a public company. Mr. Stone also has investment banking and corporate development experience.

It is these attributes that led the Board to conclude that Mr. Stone should continue to serve as a director of the Company.

David A. Taft, Director.  Mr. Taft is the President of IBS Capital LLC, a private investment company based in Boston, Massachusetts, which he founded in 1990.  Prior to founding IBS Capital LLC, Mr. Taft spent ten years working in corporate finance with Drexel Burnham Lambert, Winthrop Financial, and Merrill Lynch.  Mr. Taft is a graduate of Amherst College and Amos Tuck School of Business Administration at Dartmouth College.

Key attributes, experience and skills: Mr. Taft has over 30 years experience as a corporate investment banker and the manager of IBS Capital LLC, a private investment fund.  Mr. Taft brings significant leadership, financial expertise, business development skills, and corporate restructuring experience to the Company’s Board of Directors.  The investments Mr. Taft has made through his management of the IBS Turnaround Fund has, on occasion, required him to advise companies on issues such as corporate governance, capital raising, balance sheet restructuring and general business strategy.

IBS Capital LLC, under Mr. Taft’s direction, has been a large beneficial stockholder of the Company for a number of years.

It is these attributes that led the Board to conclude that Mr. Taft should continue to serve as a director of the Company.

Andre Zeitoun, Chief Executive Officer, President, Director. Mr. Zeitoun is manager of Material Advisors LLC (“Material Advisors”), which provides managerial services to the Company pursuant to a management agreements beginning on January 1, 2009.  Mr. Zeitoun was elected as a director and as CEO and president pursuant to the terms of the management agreements.

Mr. Zeitoun was a Portfolio Manager at SAC Capital/CR Intrinsic Investors from March 2007 through December 2008.  At SAC, he led a team of six professionals and managed a several hundred million dollar investment portfolio focused on companies that required a balance sheet recapitalization and/or operational turnaround.  Many of these investments required Mr. Zeitoun to take an active role in the turnaround process.  From 2003 to 2006, Mr. Zeitoun headed the Special Situations Group at RBC Dain Rauscher as a Senior Vice President and head of the division.  He managed all group matters related to sales, trading, research and the investment of the firm’s proprietary capital.
From 1999 to 2003 Mr. Zeitoun was a Senior Vice President at Solomon Smith Barney.  In this role, Mr. Zeitoun led a Special Situations sales trading research team serving middle market institutions.  Mr. Zeitoun is a graduate of Canisius College.

Key attributes, experience and skills: Mr. Zeitoun has over 10 years experience indentifying, allocating capital to, and taking an active role in corporate situations requiring a balance sheet recapitalization and/or operational restructuring.  In the period beginning in January 2009, Mr. Zeitoun has spearheaded effort to stabilize the Company’s balance sheet, raise critically needed capital, engage industry-leading consultants to quantify and characterize the Company’s Dragon Mine resource, establish a marketing infrastructure, and sell product.  During his time as President and Chief Executive Officer of Applied Minerals, Inc., Mr. Zeitoun has developed a high level of expertise in the area of the commercialization of halloysite-based applications and has developed a network of relationships with other experts within the field.  In the process of extending the management agreement for 2011 and 2012, the Board considered Mr. Zeitoun’s accomplishments as Chief Executive Officer and director and concluded that it is in the best interests of  stockholders that he should continue as a director of the Company.

Board Leadership

In August, 2009, the Board appointed John Levy as Chairman.  Accordingly, the Company has separate roles of Chief Executive Officer and Chairman of the Board. The Board believes that separating the Chair from the CEO position facilitates more effective board interaction, and improves management accountability.

Mr. Zeitoun, the Chief Executive Officer, is responsible for, among other things, managing the business and affairs of the Company within the guidelines established by the Board, reporting to the Board of Directors, recommending to the Board strategic directions for the Company’s  business, and implementing the corresponding strategic, business and operational plans approved by the Board.  Mr. Levy, the Board Chair, sets the agenda for and presides at Board meetings, and coordinates the Board’s communication with Mr. Zeitoun and the management of the Company. The Board Chair, Mr. Levy, is fully independent.

Director Independence

Messrs. Levy and Stone are deemed to be independent under the independence standards of Nasdaq, which the Company uses to determine independence, and under the enhanced independence standards of Section 10A-3 of the Securities Exchange Act, and are deemed to be outside directors under the standards of Section 162(m) of the Internal Revenue Code.  Messrs. Zeitoun and Taft are not independent.  Mr. Zeitoun is not independent because he is an employee.  Mr. Taft is not independent because of the size of his beneficial holdings of the Company’s Common Stock.

Risk Oversight

The Board oversees management’s evaluation and planning for risks the Company faces.  Management regularly discusses risk management at its internal meetings and reports to the Board the risks that it thinks are most critical and what it is doing in response to those risks. The Board exercises oversight by reviewing key strategic and financial plans with management at each of its regular quarterly meetings as well as at certain special meetings.  The Board’s risk oversight function is coordinated under the leadership of the independent Chair of the Board and the Board does not believe that this oversight has any effect on the separation of the role of Chair from CEO.

The Director Nomination Process

The Board of Directors has not created a separate Nomination Committee or a charter for such a committee.  Rather, the Board as a whole performs such functions and each director is eligible to participate and has participated in the nomination process.

The Board does not have a specific policy for identifying possible nominees.

The general criteria that our Board uses to select nominees from among possible nominees include the following:  individuals reputation for integrity, honesty and adherence to high ethical standards; such person’s demonstrated business acumen, experience and ability to exercise sound judgment in matters that relate to the current and long-term objectives of the Company; such person’s willingness and ability to contribute positively to the decision making process of the Company; such person’s commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board and its committees; such person’s interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include stockholders, employees, customers, creditors and the general public; such person’s ability to act in the interests of all stakeholders; and no nominee should have, or appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all of the Company’s stockholders and to fulfill the responsibilities of a director.  There are, however, no specific minimum qualifications that nominees must have in order to be selected.  The Board does not have a policy relating to diversity in connection with the identification or selection of nominees and has not considered the issue.

The Board will consider director candidates recommended by any stockholder.  In evaluating candidates recommended by our stockholders, the Board of Directors applies the same criteria discussed above.  Any stockholder recommendations for director nominees proposed for consideration by the Board should include the nominees’ name and qualifications for Board membership and should be addressed in writing to the President, Applied Minerals, Inc., 110 Greene St., Suite 1101, New York, New York 10012.

There have been no changes in the procedures by which stockholders may recommend candidates for director.  The Board has no set process for identifying and evaluating nominees for director, including stockholder nominees.

Mr. Levy was originally recommended for election as director by Mr. Taft, a beneficial stockholder who, at the time, was not a director.  Mr. Taft was recommended by Mr. Levy and another, now former, director.  Mr. Zeitoun was elected a director pursuant to the terms of the management agreement with Material Advisors LLC.  Mr. Stone was recommended by Mr. Zeitoun, a director and President and CEO.

Rights of the Samlyn Entities to nominate Directors

Samlyn Onshore Fund, LP, a Delaware limited partnership, and Samlyn Offshore Master Fund, Ltd., a Cayman Islands exempted company (collectively, the “Samlyn Entities”) own in the aggregate 10,000,000 shares of Common Stock of the Company and warrants to purchase an additional 5,000,000 shares of Common Stock in the aggregate.

The Samlyn Entities jointly have the right to designate one person (the “Initial Nominee”) to be nominated for election to the Board and the Board of Directors shall use commercially reasonable efforts to cause the election or appointment, as the case may be, of such nominee as a director of the Company.

Until the earlier to occur of (i) a Termination Event (defined below) and (ii) December 22, 2016 if Andre Zeitoun is not serving as one of the following: a named executive officer of the Company or chairman of the Board, then the Samlyn Entities  jointly, during such period in which Andre Zeitoun is not serving in such capacity, shall be entitled to designate a number of additional nominees  who together with the Initial Nominee, shall comprise at least 20% of the total number of Directors, and the number of Directors representing such 20% shall be rounded up to the nearest whole number.

If any nominee (i) is jointly designated by the Samlyn Entities at a time (A) at which such nominee cannot be included in the proxy statement prepared by management of the Company in connection with the soliciting of proxies for a meeting of the stockholders of the Company called with respect to the election of Directors or (B) after which a meeting of the stockholders has been held with respect to the election of Directors (clauses (i)(A) and (i)(B) collectively, the “Interim Period”) or (ii) is nominated for election to the Board but not elected by the stockholders of the Company for any reason whatsoever, the Board shall increase the number of members serving on the Board by a number of additional members equal to the number of such Nominees designated during the Interim Period and/or not elected (as applicable), and the Samlyn Entities jointly shall be entitled to promptly designate nominee(s), who shall be appointed by the Board to fill such additional member positions promptly following such meeting of the stockholders called for the election of Directors.

If the Samlyn Entities, together with their respective affiliates, cease to beneficially own at least 9,700,000 shares of Common Stock (which for this purpose includes shares of Common Stock underlying unexercised Warrants) then the rights of the Samlyn Entities described above shall terminate automatically (the “Termination Event”).

As promptly as practicable following the Termination Event, at the request of the Board, the Samlyn Nominees shall cause each Nominee to execute and deliver a letter of resignation to the Company, which resignation shall be effective immediately with respect to the Company and, if applicable, any subsidiary of the Company for which such Nominee serves as a director, manager or other similar position.

The Samlyn Entities have not exercised their right to nominate a director.

Stockholder Communication to the Board of Directors.

Stockholders may communicate with the Board of Directors by sending an email or a letter to Applied Minerals, Inc. Board of Directors, c/o President & CEO, 110 Greene Street, Suite 1101, New York, New York, 10012.  The President will receive the correspondence and forward it to the individual director or directors to whom the communication is directed or to all directors if not directed to one or more specifically.

Code of Ethics

We have adopted a Code of Conduct and Ethics for our Chief Executive Officer and our senior financial officers.  A copy of our Code of Conduct and Ethics is posted on out website at www.appliedminerals.com and can be obtained at no cost, by telephone at (917) 210-4077 or via mail by writing to Applied Minerals, Inc., 110 Greene Street, Suite 1101, New York, New York, 10012.  We believe our Code of Conduct and Ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; to provide full, fair, accurate, timely and understandable disclosure in public reports; to comply with applicable laws; and to ensure prompt internal reporting of code violations; and provide accountability for adherence to the code.

Board Meetings and Meeting Attendance

During the year ended December 31, 2011, there were 9 meetings of the Board of Directors.  Each of the incumbent directors who were on the Board of Directors during 2011 attended at least 75% of the total number of meetings of the Board of Directors.

Members of the Board are expected to attend annual stockholder meetings, including the upcoming stockholder meeting.  All directors attended the 2011 Annual Meeting

Committees

We do not have nominating or auditing committees.  Rather, the Board of Directors, as a whole, performs the functions which would otherwise be performed by the audit and nominating committees.  Our Board views the addition of standing audit and nominating committees as an unnecessary additional expense and process to the Company given its stage of development and the involvement of the Board of Directors in Company operations.

Until September 6, 2012, we had no compensation committee.  In connection with the adoption by the Board of Directors of the 2012 Long-Term Incentive Plan and the 2012 Short-Term Incentive Plan, the Board established a compensation committee.  Prior thereto, there was no compensation committee and the rationale for not having such a committee was the same as the rationale for not having audit and nominating committees.

The members of the Compensation Committee are John Levy and Evan Stone.

The primary responsibilities of the Compensation Committee are to:

•	assist our Board of Directors in establishing the annual goals and objectives of the chief executive officer;

•	recommend to the independent members of our Board the compensation of the chief executive officer;

•	oversee an evaluation of the performance of the Company’s other executive officers and approve their compensation;

•	oversee and advise our Board on the adoption of policies that govern executive officer compensation programs and other compensation-related polices;

•	oversee plans for executive officer development and succession;

•	oversee administration of our equity-based compensation and other benefit plans; and

•	authorize grants of equity compensation awards under our stock plan.

The compensation committee is authorized to hire consultants, including lawyers and compensation consultants.

The Committee may delegate to the Chief Executive Officer the authority to make equity compensation grants of options and rights to employees who are not executive officers.  The CEO may have a role in determining or recommending executive compensation other than his own or the compensation of Material Advisors.
The Compensation Committee periodically reviews the compensation paid to non-employee directors, and makes recommendations to our Board of Directors for any adjustments.

The Compensation Committee Charter describes the specific responsibilities and functions of the Compensation Committee.  A copy of the compensation committee charter is available at www.appliedminerals.com.

Audit Committee Financial Expert

The Board of Directors has determined that Mr. Levy is an audit committee financial expert as this term is defined in the rules of the Securities and Exchange Commission and is independent under the independence standards of Nasdaq and the enhanced independence standards of Section 10A-3 of the Securities Exchange Act.

Audit Committee Report

The Board of Directors has not created a separate audit committee or a charter for such a committee.  The Board of Directors acts as an audit committee.  The Board believes that a separate audit committee is not needed in light of the stage of development of the Company and the involvement of the Board of Directors in Company operations.

In the discharge of its responsibilities, the Board of Directors has reviewed the Company’s audited financial statements for fiscal year 2011.  In addition,

A.	The Board of Directors, acting as an audit committee, has reviewed and discussed the audited financial statements with management;

B.
The Board of Directors, acting as an audit committee, has discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 114, as amended (AICPA, Professional Standards , Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

C.
The Board of Directors, acting as an audit committee, has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence; and

D.
Based on the review and discussions referred to in paragraphs (A) through (C) above, the Board of Directors, acting as an audit committee, recommended and determined that the audited financial statements be included in the company’s annual report on Form 10-K and 10-K/As for the last fiscal year for filing with the Commission.

Directors of the Board of Directors performing the function of the Audit Committee:

John Levy
Evan Stone
David Taft
Andre Zeitoun

Compensation of Directors

The following sets forth compensation to the persons who served as directors in 2011.

Name	Fees Earned or Paid in Cash(1)	Common Stock Awards(1)	Options Awards(2)	Total ($)

John Levy (3)	$ 50,000	$ - 0 -	$47,575	$ 97,575

Evan Stone (4)	$ 20,000	$ 20,000(5)	$ 95,379	$ 135,379

David Taft	$ 40,000	$ - 0 -	$ - 0 -	$ 40,000

Andre Zeitoun	$ - 0 -	$ - 0 -	$ - 0 -	$ - 0 -

(1)	Each director, except for the Chairman, is paid $10,000 at the beginning of each calendar quarter in cash, stock or a combination of both at the discretion of the director.
(2)	The aggregate grant date fair value computed in accordance with FASB ASC Topic 718
(3)
John Levy, as Chairman of the Board of Directors of Applied Minerals, Inc. is paid $12,500 at the beginning of each calendar quarter.  For service as Chairman, he was awarded, in February 2011, 100,000 5-year options to purchase shares of Common Stock at $0.83 per share (the market price on the date of grant).  The options vested monthly in 12 installments beginning March 2011.

(4)
Mr. Stone was issued 200,481 5-year options to purchase shares of common stock at $0.83 per share for his role as Chairman of an Executive Committee formed by the Company in February 2011.  The options vested monthly in 12 installments, beginning March 2011.

(5)	The number of shares granted to Mr. Stone for director compensation were 19,205 shares, calculated at the closing market price at the date of grant.

B. INFORMATION CONCERNING EXECUTIVE OFFICERS, EXECUTIVE COMPENSATION, AND RELATED PARTY TRANSACTIONS

Executive Officers

The executive officers of the Company are:

Name	Age	Position
Andre Zeitoun	39	President, CEO, Director
Nat Krishnamurti	40	Chief Financial Officer
William Gleeson	69	General Counsel

Mr. Zeitoun was appointed to his positions pursuant to the terms of a management agreement with Material Advisors LLC.  Messrs. Krishnamurti and Gleeson were appointed to their positions pursuant to employment agreements.

Andre Zeitoun (biographical information about Mr. Zeitoun appears above under “Information about Directors).

Nat Krishnamurti.  Mr. Krishnamurti was appointed Chief Financial Officer in May 2012, replacing Interim Chief Financial Officer, Christopher T. Carney, who was named Vice President for Business Development and Corporate Strategy.  Mr. Krishnamurti spent the last 11 years at inVentiv Health, a provider of clinical, communications and commercial services to the global pharmaceutical, life sciences and biotechnology industries, where he served in a number of senior-level finance positions.  Mr. Krishnamurti is a CPA and worked as an auditor for PwC.

William Gleeson.  Mr. Gleeson was appointed General Counsel in September 2011.  Prior thereto he was a partner in the law firm K&L Gates LLP for more than five years, specializing in securities, corporate, and M&A law.

Executive Compensation

At the time that compensation decisions relating to the compensation described below were made, there was no compensation committee of the Board..  At the time, the Board of Directors did not believe a separate compensation committee is needed in view of the company’s stage of development, the involvement of the Board of Directors in Company affairs, and the history and structure of executive compensation.   Mr. Zeitoun, who was compensated through Material Advisors LLC did not participate in the Board deliberations concerning the compensation paid to Material Advisors LLC.  The Board did not use compensation consultants.

On September 6, 2012, in connection with the adoption by the Board of Directors of the 2012 Long-Term Compensation Plan and the 2012 Short-Term Compensation Plan, the Board established a compensation committee.

2009 Management Agreement.
Messrs. Zeitoun and Carney were appointed to positions with the Company pursuant to an agreement with Material Advisors LLC, a management services company formed to provide management services to the Company. Messrs. Zeitoun and Carney y are two of the three members and owners of Material Advisors, Mr. Zeitoun being the manager.

On December 30, 2008, the Company entered into a management agreement with Material Advisors (“2009Management Agreement”). The 2009 Management Agreement commenced on January 1, 2009 and had a term ending on December 31, 2010 but provided for extension for 2011.  In March 2010, the parties agreed to extend the agreement for 2011.

Under the 2009 Management Agreement, Material Advisors was to use Mr. Zeitoun, a principal of Material Advisors, Christopher Carney and Eric Basroon (“Management Personnel”) to perform, senior management services.  Such services were services as are customarily provided by a chief executive officer but not (unless otherwise agreed) services customarily provided by a chief financial officer (it was subsequently agreed to have Mr. Carney serve as Interim Chief Financial Officer, which he did from February, 2009 to May, 2012).  Pursuant to the 2009 Management Agreement, Andre Zeitoun is serving as the Company’s Chief Executive Officer and as a member of the Company’s Board of Directors.

The senior management services provided by Material Advisors include, without limitation, consulting with the Board of Directors of the Company and the Company’s management on business and financial matters, including matters related to (i) new business development, creating and implementing the Company’s business plan and overseeing and supervising the Company’s operations, (ii) preparation of operating budgets and business plans, (iii) Company’s corporate and financial structure, (iv) formulation of long term business strategies, (v) recruiting senior management, (vi) financing, (vii) transactions with third parties, including mergers and acquisitions, (viii) evaluating potential sale or exit opportunities, structuring and negotiating a sale of the Company, or leveraged recapitalization, and (ix) resolving investigations and litigation involving the Company.

Material Advisors was paid an annual fee of $1,000,000 per year the Management Agreement, payable in equal monthly installments of $83,333.

Material Advisors was solely responsible for all travel, entertainment, office and marketing expenses and all other ordinary and necessary business expenses incurred by the Material Advisors and the Management Personnel in connection with the performance of the services (“Company Expenses”).  Such Company Expenses in 2009, 2010, and 2011 were $468,000, $440,500, and $450,000, respectively.

Under the 2009 Management Agreement, the Company granted Material Advisors 6,583,277 non-qualified stock options to purchase at $0.70 per share a number of shares of the Company equal to 10% of the outstanding common stock of the Company on a fully diluted basis (not including these options), vesting in equal monthly installments over three years (the “$0.70 Option”). On December 30, 2008 (the date of the 2009 Management Agreement), the closing stock price of the Company’s Common Stock was $0.15.

The 2009 Management Agreement provided for the following treatment of the $0.70 Option in the event of a “going private transaction.”  Upon the consummation of a transaction resulting in (i) the Company ceasing to be a SEC reporting company, or having less than 300 stockholders of record and (ii) David A. Taft, IBS Capital LLC, The IBS Turnaround Fund L.P., The IBS Turnaround Fund (QP), The IBS Opportunity Fund (BVI). Ltd., or any of their affiliates or related entities own in the aggregate more than 50% of the outstanding equity capital of the Company immediately following such transaction (a “Going Private Transaction”), the $0.70 Option will be cancelled and replaced by a non-qualified stock option (the “Going Private Option”), accompanied by a tandem stock appreciation right (the “SAR”).  The Going Private Option will provide Material Advisors the right to purchase the same percentage of Company’s (or its successor’s) outstanding shares of Common Stock (as the $.70 Option provided) after giving effect to the going private transaction that were subject to the $0.70 Option.  The SAR entitle Material Advisors to receive either shares of Common Stock or cash equal in value to the excess of the fair market value of a share of Common Stock on the date of exercise over the base price per share under the SAR.

The exercise price of the Going Private Option and the base price under the SAR will be the fair market value per share to be paid in the Going Private Transaction to stockholders who are not investing in the going private vehicle.  The term of the $0.70 Option, the Going Private Option and the SAR will be 10 years.  During such periods, the Going Private Option and the SAR will be fully exercisable.

Material Advisors was solely responsible for the compensation of the Management Personnel and the Management Personnel were not entitled to any direct compensation or benefits from the Company (including in the case of Mr. Zeitoun, for service on the Board).   The 2009 Management Agreement does not specify the levels of compensation to Messrs. Zeitoun or Carney. At the time the 2009 Management Agreement was entered into, (i) the Company did not know, was not entitled to know, did not have any input and was not entitled to have any input into allocation of cash or options described above by Material Advisors to its members or the amounts paid for Company expenses.  The Company did not use a compensation consultant in connection with the Management Agreement and (ii) the Company did not know, was not entitled to know the amount of the Company Expenses.

The 2009 Management Agreement provided that if Material Advisors was terminated by the Company without Cause or Material Advisors resigned for good reason or the Company gave a notice of non-renewal, all unvested options would vest and if such action occurred in 2009-2010, the remaining annual cash fee through the end of 2010 would be paid and if such action occurred in 2010, the remaining annual cash fee through the end of 2010 would be paid.  The 2009 Management Agreement did not provide for any adjustment in the cash fee would be made for the Company Expenses to paid by Material Advisors in the event of termination.  These provisions were determined by negotiation and as part of the overall compensation package.

The Company did not use a compensation consultant in connection with the 2009 Management Agreement.

2012 Management Agreement.
On February 8, 2011, the Board of Directors extended the 2009-2011 Management Agreement through December 31, 2012 (“2012 Management Agreement”).  As part of the 2012 Management Agreement, the Material Advisors were granted options to purchase 2,904,653 shares of common stock of the Company at $0.83 per share with a 10-year term, vesting equally over twelve months beginning January 1, 2012.  Otherwise the 2012 Management Agreement was essentially the same as the 2009 Management  Agreement.  On January 18, 2012, the Company agreed to bear the Expenses for 2012, in recognition of the size of the Company Expenses and also awarded a $750,000 bonus payable immediately.  Messrs. Zeitoun and Carney are entitled to allocations of 60% and 20% of the cash and options paid to Material Advisors by the Company. The Company did not use a compensation consultant in connection with the 2012 Management Agreement.

Summary Compensation Table

The following Summary Compensation table contains information about the compensation received by the named executive officers for the fiscal years ended December 31, 2011, 2010, and 2009.  Messrs. Zeitoun and Carney were not directly compensated by the Company.  The Company entered into the 2009 Management Agreement covering 2009-2011 with Material Advisors LLC, an entity whose activities are limited to providing the management services to the Company.  Messrs. Zeitoun and Carney are members of Material Advisors.  The Company compensated Material Advisors, which in turn compensated Messrs. Zeitoun and Carney.  At the time the 2009 Management Agreement was entered into, the Company did not know, was not entitled to know, did not have any input and was not entitled to have any input into allocation of cash or options described above by Material Advisors to its members or the amounts paid for Company expenses.

				Option	All Other
Name and		Salary	Bonus	Awards	Comp.	Total
Principal Position	Year	($)	($)	($)(1)	($)(3)	($)
Andre M. Zeitoun,	2011	$282,000	-0-	$211,080	-0-	$493,080
CEO, Director (2)	2010	300,000	-0-	-0-	5,700	305,700
	2009	300,000	-0-	394,980	6,000	704,980
Christopher T. Carney,	2011	125,000	-0-	70,360	-0-	195,360
Interim CFO (2)	2010	125,000	-0-	-0-	1,900	126,900
	2009	125,000	-0-	131,660	2,000	258,660
William Gleeson,	2011	58,333	-0-	532,400	31,660	622,393
General Counsel (3)	2010	Not applicable
	2009	Not applicable

(1)
This column represents aggregate grant date fair value computed in accordance with FASB ASC Topic 718 .  Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information, refer to Note 9 to the Notes to Consolidated Financial Statements found in Item 16 of the annual report on Form 10-K/A for the year ended December 31, 2011. These amounts reflect the Company’s accounting expense for these awards, and do not correspond to the any value that may be actually recognized by the named executive officers.

(2)
Messrs. Zeitoun and Carney received no direct compensation from the Company.  Each is a partner of Material Advisors LLC, a consulting firm organized to provide managerial services to the 2009 pursuant to which they are employed by the Company.

Under the 2009 Management Agreement, the Company paid Material Advisors, LLC the $1 million management fee in 2009, 2010 and 2011. Out of the $1 million, Material Advisors was required to pay and paid Company Expenses, approximately $468,000, $440,500, and $ 440,000 in 2009, 2010, and 2011, respectively.  Material Advisors, LLC also was granted options to purchase 6,583,277 shares of common stock of Applied Minerals, Inc. at $0.70 per share with a ten-year term.  The options vested equally over 36 months starting on February 1, 2009.  The value of the options as of the grant date was approximately $658,300. Of the options granted to Material Advisors, LLC, Messrs. Zeitoun and Carney are allocated 3,949,666 and 1,316,655, respectively.

For additional information, refer to Note 9 to the Notes to Consolidated Financial Statements found in Item 15, Part IV of the Company’s financial statement in the annual report of Form 10-K/A for the year ended December 31, 2011.

At the time the 2009 Management Agreement was entered into, The Company did not know, was not entitled to know, did not have any input and was not entitled to have any input into allocation of cash or options described above by Material Advisors to its members or the amounts paid for Company expenses and did not know until 2012, was not entitled to know the amount of the Company Expenses

Amounts of salary in the table represent cash distributed to Messrs. Zeitoun and Carney in the respective years based on allocations in the operating agreement of Material Advisors and are net after the payment of Company expenses described above.  The value of the options represent to allocations of options to Messrs. Zeitoun and Carney based on allocations in the operating agreement of Material Advisors.

On February 8, 2011, upon the extension of the Management Agreement through 2012, Material Advisors, LLC was granted options to purchase 2,904,653 shares of common stock, at $0.83 per share with a 10-year term, the closing market price as of the date of grant.  The value of the options as of the grant date was $351,800.  The options vest equally over 12 months beginning on February 1, 2012.   Of the options granted to Material Advisors, LLC, Messrs. Zeitoun and Carney are allocated 1,742,792 and 580,930, respectively.

(3)
Mr. Gleeson’s employment began on September 15, 2011.  He was hired pursuant to a three-year employment agreement calling for a salary of $200,000 per year and 900,000 options vesting ratably over three years with an exercise price of $1.90, the closing market price on the date of the agreement. All other compensation includes the reimbursement of moving expenses ($28,100).

Grants of Plan-Based Awards

The following table sets forth plan-based grants made in 2011 to named executive officers. There were no awards under equity or non-equity plans and not stock awards.

Name	Grant date	All other option awards: Number of securities underlying options	Exercise or base price of option awards	Grant date fair value of stock and option awards

Andre M. Zeitoun, CEO (1)	February 8, 2011	1,742,792	$0.83	$211,080

Christopher T. Carney, Interim CFO (1)	February 8, 2011	580,930	0.83	70,360

William Gleeson, General Counsel	September 15, 2011	900,000	1.90	532,400

(1) Messrs. Zeitoun and Carney have not been granted options directly from the Company. Each is a partner of Material Advisors LLC, a consulting firm formed to provide managerial services to the Company.  On February 8, 2011, under the 2012 Management Agreement, Material Advisors was granted options to purchase 2,904,653 shares of common stock, at $0.83 per share with a 10-year term, the closing market price as of the date of grant.  The options vest equally over 12 months beginning on February 1, 2012.  The share amounts above are amounts allocated to them under the operating agreement of Material Advisors.

(2) The grant to Mr. Gleeson was in connection with a three-year employment agreement.  The 10-year options vest in 36 monthly installments and he is being paid a salary of $200,000 per year.

Outstanding Equity Awards at December 31, 2011

The following table provides information on the holdings as of December 31, 2011 of stock options granted to the named executive officers. This table includes unexercised and unvested option awards. Each equity grant is shown separately for each named executive officer.  There were no stock awards outstanding for any named executive officer.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2011
OPTION AWARDS
Name	Grant Date	Number of Securities Underlying Unexercised Options: Exercisable	Number of Securities Underlying Unexercised Options: Unexercisable	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date

Andre Zeitoun (1)	Jan. 1, 2009	3,949,966	- 0 -	- 0 -	$0.70	Dec. 31, 2018
	Feb. 8, 2011	- 0 -	1,742,792	- 0 -	0.83	Jan 1, 2022
Christopher T. Carney (1)	Jan. 1, 2009	1,316,655	- 0 -	- 0 -	0.70	Dec. 31, 2018
	Feb 8, 2011	- 0 -	580,930	- 0 -	0.83	Jan 1, 2022
William Gleeson	Sept 15, 2011	100,000	800,000	- 0 -	1.90	Sept. 14, 2021

(1)
Messrs. Zeitoun and Carney have not been granted options directly by the Company. Each is a partner of Material Advisors LLC, a consulting firm that provided managerial services to the Company in the 2009-2011 period  pursuant to a Management Agreement.  Under the terms of the 2009 Management Agreement, the Company granted Material Advisors, LLC 6,583,277 options to purchase common stock at $0.70 per share with a ten-year term.  The options vested ratably over 36 months beginning on the effective date of the Management Agreement.   Upon the extension of the agreement under the 2012 Management Agreement Agreement, which extension was entered in to on February 8, 2011, Material Advisors, LLC was granted options to purchase 2,904,653 shares of common stock of Applied Minerals, at $0.83 per share with a 10-year term.  The options vested equally over 12 months beginning on February 1, 2012.

Equity Compensation Plan Information

All of the options described below were granted under individual plans with the person involved.

In June 2008, as compensation for his work as Chief Executive Officer, Michael Lyon was granted 50,000 options to purchase Common Stock with an exercise price of $0.65 per share and a term of 5 years.  The options vested monthly over a 12-month period beginning June 2008.

In August 2008, as compensation for his work as Chief Executive Officer, Michael Lyon was granted 25,000 options to purchase Common Stock with an exercise price of $0.71 per share and a term of 5 years.  The options vested monthly over a 12-month period beginning August 2008.

In October, 2008, Mr. Morris D. Weiss, a former director, was named the Company’s Chief Restructuring Officer for a period of six months and, as part of his agreement with us, was granted 550,000 options to purchase Common Stock with an exercise price of $0.70 per share and a term of 10 years.  250,000 of these options vested upon the appointment of Mr. Weiss as Chief Restructuring Officer and the remaining 300,000 options vested at the conclusion of his term as Chief Restructuring Officer.  In May 2009, Mr. Weiss was granted an additional 100,000 options an exercise price of $0.70 per share and a term of 10 years for work related to a class action settlement.  Those options have fully vested.

 In December 2008, the Company entered into a Management Agreement with Material Advisors LLC, a management services company.  The agreement granted Material Advisors, LLC 6,583,277 options to purchase Common Stock at $0.70 per share with a ten-year term.  The options vested equally over 36 months.

In April 2009, as compensation per the terms of a consulting agreement, Rubenstein Investor Relations was granted 100,000 options to purchase Common Stock that have an exercise price of $0.35 and a term of five years.  The options have vested.

In October 2009, as compensation related to his election as Chairman of the Board of Directors, John Levy was granted 125,000 options to purchase Common Stock that have an exercise price of $0.70 per share and a term of five years.  The options have vested.

In October 2009, as compensation for acting as agent related to a financing, Rodman & Renshaw, LLC was granted 160,000 warrants to purchase Common Stock with an exercise price of $1.00 per share and a term of five years.  The warrants have vested.

In February 2010, as compensation related to his position as Chief Technical Officer, Chris DeArmitt was granted 213,402 warrants to purchase Common Stock that have an exercise price of $0.78 per share and a term of five years.  The warrants have vested.

In March 2010, as compensation related to his position as Chairman of the Board of Directors, John Levy was granted 60,000 options to purchase Common Stock that have an exercise price of $1.00 per share and a term of five years.  The options have vested.

In October 2010, as compensation for acting as agent related to a financing, Tejas Securities, Inc. was granted 180,000 warrants to purchase Common Stock that have an exercise price of $1.00 per share and a term of five years.  The warrants have vested.

In October 2010, as part of work provided per the terms of consulting agreement related to the marketing of certain non-core assets, the Company granted Victor Lazarovici 139,340 warrants to purchase Common Stock that have an exercise price of $0.75.  The warrants have vested.

In February 2011, as part of the extension of its Management Agreement with the Company, Material Advisors, LLC was granted 2,904,653 options to purchase Common Stock that have an exercise price of $0.83 per share and a term of 10 years.  The options have vested.

In January 2011, as part of work provided per the terms of consulting agreement related to the marketing of certain non-core assets, the Company granted Victor Lazarovici 124,481 warrants to purchase Common Stock that have an exercise price of $0.80.  The warrants have vested.

In February 2011, as compensation related to his position as Chairman of the Board of Directors, John Levy was granted 100,000 options to purchase Common Stock that have an exercise price of $0.83 per share and a term of five years.  The options have vested.

In February 2011, as compensation related to his position as work performed as Chairman of the Executive Committee, Evan Stone was granted 200,481 options that have an exercise price of $0.83 per share and a term of five years.  The options have vested.

In April 2011, as part of an engagement of Dahlman Rose & Co. as its financial advisors, granted it 461,340 options to purchase Common Stock with an exercise price of $1.15 per share and a term of ten years.  The options have vested.

In August 2011, the Company issued to Chris DeArmitt, its Chief Technology Officer, 54,367 warrants to purchase Common Stock that have an exercise price of $2.00 per share and a term of five years.  The options were granted in lieu of a portion of cash salary Mr. DeArmitt was due under the terms of his employment agreement.  The options have vested.

In September 2011, as compensation related to his position as General Counsel of the Company, William Gleeson was granted 900,000 options to purchase Common Stock that have an exercise price of $1.90 per share and a term of ten years.  The options vest equally over a thirty-sixth month period beginning September 2011.

Equity Compensation Information
As of December 31, 2011
	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (1)
Equity compensation plans approved by security holders	- 0 -	- 0 -	-0-

Equity compensation plans not approved by security holders	13,021,341	$0.85	-0-
Total	13,021,341	$0.85

(1) All of the options described above were granted under individual plans with the persons involved and the plans covered only the number of options granted and the underlying shares .

Options Exercised and Stock Vested

None of the named executive officers exercised any options, SARs or similar instruments in 2011 and none had any stock awards, vested or unvested.

Pension Benefits

There are no plans providing for pension benefits to named executive officers.

Nonqualified defined contribution and other nonqualified deferred compensation plans.

There are no nonqualified defined contribution and other nonqualified deferred compensation plans for named executive officers.

Related Party Transactions

Review, approval or ratification of transactions with related persons.

Our Board of Directors has a written policy whereby it reviews any transaction involving the Company and a related party before the transaction or upon any significant change in the transaction or relationship.  There are no limitations on the types of transactions subject to review, except for ordinary business travel and entertainment.  There are no set standards other than fairness.  For these purposes, a related party transaction includes any transaction required to be disclosed pursuant to Item 404 of Regulation S-K of the Securities and Exchange Commission.

Related Party Transactions with affiliates of David Taft

Stock Purchase Transactions
David A. Taft, a director, is the president of IBS Capital LLC (“IBS”), a Massachusetts limited liability company, whose principal business is investing in securities.  IBS is the general partner of the IBS Turnaround Fund (QP), which is a Massachusetts limited partnership, and IBS Turnaround Fund (LP), which is a Massachusetts limited partnership, and the investment adviser of IBS Opportunity Fund, Ltd..  Set forth below are purchases of Common Stock from the Company by the funds since January 1, 2011:

Date of Purchase	The IBS Turnaround Fund (QP) (A Limited Partnership)	The IBS Turnaround Fund (A Limited Partnership)	The IBS Opportunity Fund, Ltd.	Price Per Share

March 28, 2011	1,385,000	459,000	656,000	$0.80

The sale price and the closing market price on day immediately preceding the purchase date was $0.80.  The purpose of the sale of Common Stock to fund working capital needs of the Company.

PIK Note Transactions
Set forth below is information about purchases of 10% PIK Election Notes by The IBS Turnaround Fund (QP) (A Limited Partnership) The IBS Turnaround Fund (A Limited Partnership).  PIK stands for “pay-in-kind” whereby the interest on the notes is paid with additional notes.

On May 17, 2010, pursuant to a series of note issuances, the Company issued to each of the QP Fund and the LP Fund a 10% PIK-Election Convertible Note (the "May 2010 $1.00 Primary Notes") on substantially the same terms and conditions.  The purchase price of and principal amounts payable under the May 2010 $1.00 Primary Notes and the number of shares of Common Stock into which the notes could be converted were as follows: (i) $260,000 purchase price and principal amount and 260,000 shares of Common Stock for the QP Fund was convertible and (ii) $240,000 and 240,000 shares for the LP Fund. The closing market prices on the trading day immediately before the purchases was $0.74

On June 15, 2010, the Company issued to the QP Fund and the LP Fund 10% PIK-Election Convertible Notes (the "June 2010 $1.00 Interest Notes") in respect of interest due on the May 2010 $1.00 Primary Notes on substantially the same terms and conditions allocated in proportion to their ownership of the May 2010 $1.00 Primary Notes. The aggregate principal amounts and the aggregate shares into which such notes were convertible was $4,027 and 4,027 shares.

On October 21, 2010, pursuant to a series of note issuances, the Company issued to each of the QP Fund and the LP Fund a 10% PIK-Election Convertible Note (the "October 2010 $1.00 Primary Notes") on substantially the same terms and conditions. The principal amounts payable under the October 2010 $1.00 Primary Notes and the number of shares of Common Stock into which the notes could be converted were as follows: (i) $650,000 purchase price and principal amount and 650,000 shares of Common Stock for the QP Fund was convertible and (ii) $350,000 purchase price and principal amount and 350,000 shares for the LP Fund. The closing market prices on the trading day immediately before the purchases were $0.68.

On December 15, 2010, the Company issued to each of the QP Fund and the LP Fund in proportion to their interests in the May 2010 $1.00 Interest Notes 10% PIK-Election Convertible Notes (the "December-May 2010 $1.00 Interest Notes") in respect of interest due on the May 2010 $1.00 Primary Notes on substantially the same terms and conditions. The principal amount of the December-May 2010 $1.00 Interest Notes was $25,202 and they were convertible into 25,202 shares of Common Stock

On December 15, 2010, the Company issued to each of the QP Fund and the LP Fund in proportion to their interests in the October 2010 $1.00 Primary Notes a 10% PIK-Election Convertible Note (the "December-October 2010 $1.00 Interest Notes") in respect of interest due on the October 2010 $1.00 Primary Notes on substantially the same terms and conditions. The principal amount of the December-October 2010 $1.00 Interest Notes was $15,782 and the notes were convertible into 15,278 shares of Common Stock

On May 17, 2011, the entire outstanding amounts payable under the May 2010 $1.00 Primary Notes, June 2010 $1.00 Interest Notes, and December-May 2010 $1.00 Interest Notes (collectively, the "Converted May-Related Notes") were converted at $1.00 per share as follows: (i) 286,819 shares were issued to the QP Fund and (ii) 264,756 shares of Common Stock were issued to the LP Fund.

On June 15, 2011, the Company issued to each of the QP Fund and the LP Fund in proportion to their interests in the October 2010 $1.00 Primary Notes a 10% PIK-Election Convertible Note (the "June 2011-October 2010 $1.00 Interest Notes") in respect of interest due on the October 2010 $1.00 Primary Notes on substantially the same terms and conditions. The aggregate principal amount was $50,764 and the notes were convertible into 50,764 shares of Common Stock.

As of October 21, 2011, the outstanding amount payable under the October 2010 $1.00 Primary Notes, December-October 2010 $1.00 Interest Notes, and June-October 2010 $1.00 Interest Notes were mandatorily converted as follows: (i) 717,180 shares of Common Stock to QP and (ii) 363,060 shares of Common Stock to the LP Fund.

The May 2010 $1.00 Primary Notes, June 2010 $1.00 Interest Notes, October 2010 $1.00 Primary Notes, December-May 2010 $1.00 Interest Notes, December-October 2010 $1.00 Interest Notes, and the June 2011-October 2010 $1.00 Interest Notes are  referred to below as the "Notes."

The Notes had a maturity date of December 15, 2018. At the noteholder's option, the outstanding amount payable under a Note may be converted into Common Stock at any time at the conversion price of $1.00 per Share (the "Conversion Price"). The outstanding amount payable under a Note would be mandatorily converted into Common Stock at its conversion price on the earliest date that is one year after the Note's date of issuance when each of the following conditions have been satisfied: (i) the average closing bid or market price of Common Stock for the preceding five days being in excess of the conversion price; and (ii) either (a) the Company has filed a registration statement for the resale the number of shares of Common Stock into which the outstanding amount under a Note is convertible or (b) the shares of Common Stock are resalable under Rule 144.

C. COMPENSATION DISCUSSION & ANALYSIS, NARRATIVE DISCLOSURE OF THE COMPENSATION POLICIES AND PRACTICES AS THEY RELATE TO THE RISK MANAGEMENT, INSIDER PARTICIPATION IN COMPENSATION DECISIONS, AND COMPENSATION COMMITTEE REPORT

Compensation Discussion & Analysis

The Company’s mission is to produce superior financial returns to its stockholders by pursuing a strategy of developing and exploiting markets for Dragonite and exploiting markets for its other minerals.

To fulfill this mission, the Company must attract and retain employees, including our named executive officers (“NEOs”), who are committed to creativity, efficiency and innovation, who will support the Company’s strong team orientation and who understand and are capable of adhering to and driving sound corporate governance policies and practices. Accordingly, the compensation for the NEOs is designed to:

•	bring the Company to profitability and increase stockholder value;

•
link a significant part of NEO compensation to the Company’s long-term financial and stock price performance and thereby to long-term stockholder value, which aligns the NEOs’ and stockholders’ interests, by facilitating significant ownership of our Common Stock by the NEOs;

•	attract, motivate, and retain qualified individuals;

•
reward for the Company’s success, while promoting each NEO’s contribution to the Company’s profitability and growth, individual initiative, leadership and achievements and promoting the management of risks;

•	motivate the NEOs to build a career at the Company and to contribute to our future success; and

•	permit NEOs to remain focused on our business even in the midst of change in control transactions.

The Company seeks to provide competitive compensation that is commensurate with performance and integrates individual efforts and Company, and financial rewards. Accordingly, a significant portion of the total compensation paid to the NEOs is placed at risk through long-term incentives, which combination of incentives is designed to align the performance of the NEOs and the Company’s operating objectives and earnings performance with long-term stockholder value creation.

The Company does not have a policy concerning minimum ownership or hedging by executive officers of Company securities.

Compensation of NEOs associated with Material Advisors

As discussed in more detail elsewhere, our Chief Executive Officer, Andre Zeitoun, and our former Interim Chief Financial Officer (now Vice President for Business Development and Corporate Strategy), Chris Carney, were (and are) members of Material Advisors LLC, a firm formed to provide senior management services to the Company.  Under a management agreement with Material Advisors entered into on December 30, 2008 (“2009 Management Agreement”), the Company paid compensation directly to Material Advisors, which then compensated its members.  The 2009 Management Agreement covered 2009 and 2010 and would automatically extend for 2011 unless either party provided a notice that the 2009 Management Agreement would not be extended.  On March 10, 2010, the parties agreed that neither would provide such a notice with respect to 2011.

The allocation of any cash or options paid to Material Advisors among its principals is not set forth in the 2009 Management Agreement and at the time the 2009 Management Agreement was entered into (December 30, 2008) and at the date the parties extended it for 2011 (March, 2010), the Company did not know, was not entitled to know, did not have any input and was not entitled to have any input into allocation of cash or options by Material Advisors to its members and did not know and was not entitled to know, the amounts paid by Material Advisors for Company Expenses.

The compensation package took into account experience of the members of Material Advisors in turnaround situations; the knowledge of the members of Material Advisors regarding the Company’s business, especially the possible new markets for halloysite; the likelihood that of the members of Material Advisors would and could raise significant new capital for the Company; and the alternative opportunities available to the members of Material Advisors.

The compensation paid to Material Advisors consisted of cash and options. The annual cash payment was $1 million, but from that amount, Material Advisors was required to pay Company Expenses.  The cash component of the compensation took into account the Company’s desperate financial condition.  The Management Agreement provided for 6,583,277 vesting monthly through 2011.  That number of options was equal to 9.6% of the outstanding shares (including for this purpose the shares underlying the options) at the time the management agreement was entered into.  The exercise price of the options was $.70.  At the time the 2009 Management Agreement was entered into, the market price per share was $.15.  Thus, the exercise price was 467% of the market price as of the date of the 2009 Management Agreement.  While the number of options, if exercised, would give Material Advisors a significant ownership position in the Company, the stock price would have to increase significantly in order for the options to be in-the-money.

The number and pricing of the options were negotiated by the parties and the number of options took into account the pricing and vice versa. The vesting of the options was not tied to any performance standards because at the time, given the Company’s limited amount of sales and its lack of profitability, it was deemed that the meaningful performance standards could not be established.  However, the relation of the market price to the exercise price had the same effect as performance standards.

The 2009 Management Agreement provided that if Material Advisors was terminated by the Company without Cause or Material Advisors resigned for good reason or the Company gave a notice of non-renewal, all unvested options would vest and if such action occurred in 2009-2010, the remaining annual cash fee through the end of 2010 would be paid and if such action occurred in 2010, the remaining annual cash fee through the end of 2010 would be paid.  The 2009 Management Agreement did not provide for any adjustment in the cash fee would be made for the Company Expenses to paid by Material Advisors in the event of termination.  These provisions were determined by negotiation and as part of the overall compensation package.

The Company did not use a compensation consultant in connection with entering into or deciding not to deliver a notice of non-renewal relating to the 2009 Management Agreement and did not benchmark compensation.

Mr. Gleeson

In 2011, the named only executive officer who was compensated directly by the Company was William Gleeson, our General Counsel who was hired as of September 15, 2011.  Mr. Gleeson’s compensation arrangement is a three-year agreement providing for annual cash compensation of $200,000 plus 10-year options to purchase up to 900,000 shares of common stock at an exercise price of $1.90 per share.  The options vest in 36 installments beginning September 15, 2011.  Mr. Gleeson’s employment may be terminated at will.  The Company did not use a compensation consultant in connection with the employment agreement.

The compensation package reflects Mr. Gleeson’s familiarity with the Company and its legal issues resulting from his representation of the Company beginning in January 2008.  The relative mix of cash and options reflects the Company’s strained cash position and its near-term revenue prospects at the time of the hiring, with the number of options designed to compensate for the relatively low cash compensation.  The options were granted at the market price on the date that the Company and Mr. Gleeson agreed to his engagement as general counsel. The vesting of the options was not tied to any performance standards because at the time, given the Company’s limited amount of sales and its lack of profitability, it was deemed that the meaningful performance standards could not be established.  For the same reason, the Company did not establish performance standards for bonus awards. The Company did not use compensation consultants in connection with Mr. Gleeson did not benchmark compensation.  No bonus was awarded to Mr. Gleeson.

Narrative disclosure of the compensation policies and practices as they relate to the risk management.

The Company does not believe that its compensation policies and practices for its employees and Material Advisors, LLC (cash compensation and at-the-market or above-market five- and ten-year options without performance standards) are reasonably likely to have a material adverse effect on the Company, as they relate to risk management practices and risk-taking incentives.

Insider Participation in Compensation Decisions

The board of directors established a compensation committee on September 6, 2012.  With respect to the compensation discussed in this proxy statement , the board acted as compensation committee, with Mr. Zeitoun, a director and CEO and well as a member and the manager of Material Advisors, recusing himself for matters affecting Material Advisers.  Mr. Zeitoun participates in compensation deliberations and decisions for executives not related to Material Advisors.

Compensation Committee Report

Given that the Compensation Committee was not formed until September 6, 2012 and a Compensation Committee Report, issued under the name of the entire Board of Directors,  was included in the Annual Report in Form 10-K for the year ended December 31, 2011, the Board, with the consent of the Compensation Committee, decided to issue the report to be included in this proxy statement under the name of the entire Board, which includes the members of the Compensation Committee.

The Board of Directors, acting as the compensation committee, has reviewed and discussed the Compensation Discussion and Analysis with management and based on such review and discussions, the Board of Directors recommended and determined to include it in the proxy statement.

Board of Directors acting as Compensation Committee

John Levy (Chairman)
David Taft
Evan Stone
Andre Zeitoun.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” EACH OF THE NOMINEES

PROPOSAL 2 - APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES FROM 130,000,000 TO 210,000,000 AND THE NUMBER OF AUTHORIZED SHARESOF OF COMMON STOCK FROM 120,000,000 SHARES TO 200,000,000 SHARES

Proposed Amendment

Our Certificate of Incorporation currently authorizes 130,000,000 shares of capital stock, 120,000,000 of which are currently designated as Common Stock and 10,000,000 of which are currently undesignated as Preferred Stock, for which the Board of Directors has the authority to establish, in its discretion from time to time, the voting rights and other designations, preferences, rights, qualifications, limitations and restrictions.

The Board of Directors has unanimously approved the advisability of and adopted, subject to stockholder approval, an Amendment to our Certificate of Incorporation, providing for an increase in the authorized number of shares from 130,000,000 to 210,000,000 and the number of authorized shares of Common Stock from 120,000,000 to 200,000,000 shares.

The following is the text of the proposed amendment to the paragraph A of Article FOURTH of the Certificate of Incorporation:

A.  Authorized Shares and Classes of Stock.

The total number of shares and classes of stock that the Company shall have authority to issue is 130,000,000 million shares, which shall be divided into two classes, as follows:  10,000,000 shares of Preferred Stock, par value of $0.001 per share, and 120,000,000 shares of Common Stock, the par value of $0.001 per share.

As of September 25, 2012, the record date for our Annual Meeting, there were 89,286,938 shares of Common Stock outstanding. In addition, as of September 25, 2012, we had reserved 18,706,341 shares issuable upon exercise of outstanding options and warrants.   Consequently, 12,006,721 shares of Common Stock are available for issuance.  No Preferred Stock is outstanding.

If this Proposal is approved by our stockholders, the Amendment to our Certificate of Incorporation will become effective upon the filing of a Certificate of Amendment with the Delaware Secretary of State, which filing would be expected to take place as soon as practicable following the special meeting.

The Board of Directors believes it is desirable for our Company to have the flexibility to issue, without further stockholder action, additional shares of Common Stock in excess of the amount that is currently authorized. The Board believes that the availability of such additional shares will provide our Company with the flexibility to (i) issue Common Stock for possible future financings, stock dividends, acquisitions, repayment of indebtedness, stock awards to consultants, or stock plans relating to options, stock appreciation rights, restricted stock, restricted stock units and other equity grants, (ii) provide liquidity for funding possible acquisitions or other strategic investments, or (iii) issue Common Stock for other general corporate purposes that may be identified in the future by the Board.

As of the date of this proxy statement, there are approximately 12 million shares of authorized Common Stock that are neither issued nor reserved for issuance.  The stockholders are being asked to approve the Long-Term Incentive Plan that authorizes the issuance of up to 8,900,000 shares.  While the Board of Directors continually considers our capital structure and various financing alternatives, the Board has no commitments or specific plans to issue any additional shares of Common Stock at this time, under the Long-Term Incentive Plan or otherwise, except for shares of Common Stock reserved for issuance.

However, the Company’s cash flow has been negative and if that situation continues, additional financing will be required and such financing may involve the issuance of Common Stock, instruments convertible into Common Stock and/or options or rights to acquire Common Stock.  The Board of Directors will determine whether, when and on what terms the issuance of shares may be warranted in the future in connection with our capital structure and financing needs.

As is the case with the current authorized, unreserved, but unissued shares of Common Stock, the additional shares of Common Stock authorized by this proposed amendment could be issued upon approval by the Board of Directors without further vote of our stockholders except as may be required in particular cases by applicable law, regulatory agencies or, if the shares of Common Stock become listed, the rules of a stock exchange,
.
Under Delaware law, stockholders who do not vote for this Proposal are not entitled to appraisal rights with respect to their shares of Common Stock.

The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and, for stockholders who do not purchase additional shares to maintain their pro rata interest in our Company, on such stockholders’ voting power.

Stockholders do not have preemptive rights to subscribe for additional securities that may be issued by the Company, which means that stockholders do not have a prior right to purchase any new issue of Common Stock in order to maintain their proportionate ownership interest in the Company.

Additionally, the Company has no current intention of using additional shares of Common Stock as an anti-takeover defense, such an issuance being used to create impediments to or otherwise discourage persons attempting to gain control of the Company (through dilutive offerings or otherwise).

The affirmative vote of a majority of all shares entitled to vote thereon shall be required for approval of the proposed amendment to the Certificate of Incorporation. Since abstentions and broker non-votes are not affirmative votes, they will have the effect of votes against the Proposal.

Information about the Common Stock

Dividend Rights

The Delaware General Corporation Law (“DGCL”) provides that dividends may be paid out of a company’s surplus, or in the case there is no surplus, out of the company’s net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year.

The statute defines the term “surplus” in relation to the corporation’s “capital.”  The capital of a corporation in respect of shares having par value is an amount equal to the aggregate par value of the outstanding shares having par value (the Common Stock has a par value of $.001 per share) , plus such portion of the net assets of the corporation as the board of directors by resolution has directed to be contributed to the capital in respect of such shares, minus such amounts by which the board of directors by resolution has caused the capital in respect of such shares to be reduced in accordance with DGCL, but in no event may the capital in respect of shares of stock having par value be less than the aggregate par value of the outstanding shares having par value. In turn, the excess, if any, at any given time, of the net assets of the corporation over the amount so determined to be capital is surplus. Net assets means the amount by which total assets exceed total liabilities. Capital and surplus are not liabilities for this purpose. As so determined, the surplus of a corporation is consequently an amount equal to the present fair value of the total assets of the corporation, minus the present fair value of the total liabilities of the corporation, minus the capital of the corporation.

Voting issues
Voting generally	Each share of Common Stock is entitled to one vote on all matters submitted to the holders of Common Stock

Stockholder vote required to amend certificate of incorporation	A majority of the outstanding stock entitled to vote.

Stockholder vote required to amend bylaws	Affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter.

An asset sale that requires stockholder approval	The sale of all or substantially all of the assets.

Stockholder vote required to approve merger, share exchange, or asset sale that requires stockholder approval	A majority of the outstanding stock entitled to vote

Exceptions to the requirement for stockholder approval of mergers
1.  Short-form mergers (where parent owns 90% or more of the voting securities)

2.  No vote required by stockholders in a merger if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of the stock of outstanding immediately before the effective date of the merger is an identical outstanding or treasury share after the merger, and (c) either no shares of Common Stock and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized and unissued shares or the treasury shares of Common Stock to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of Common Stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

Whether action of stockholders by written consent is permitted	Prohibited by Article Fifth, Section 7 of the Certificate of Incorporation

Miscellaneous

The Common Stock is not convertible.

The Common Stock has no sinking fund provisions, is not subject to redemption, and is not liable to further calls or to assessment by the Company for liabilities of the Company imposed on its stockholders.

The Board of Directors is not classified.

There is no preferred stock outstanding and hence the Common Stock is not subject to any preferred stock. If preferred stock is issued, it could have liquidation preferences.

Upon liquidation, the Common Stock is entitled to receive distributions on a pro rata basis.

The Common Stock has no preemptive rights.

There are no restrictions on alienability of the Common Stock, and no discrimination against any existing or prospective holder of Common Stock as a result of such holder owning a substantial amount of securities, imposed by the DGCL or the Company’s certificate of incorporation or bylaws.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AMEND OUR CERTIFICATE OF INCORPORATION.

PROPOSAL 3 - ADVISORY, NON-BINDING
 VOTE ON EXECUTIVE COMPENSATION

Our Board, as required pursuant to Section 14(a) of the Securities Exchange Act of 1934, seeks your advisory vote approving the compensation of our named executive officers as set forth in this proxy statement under the headings “Information Concerning Executive Officers, Executive Compensation, and Related Party Transactions” and “Compensation Discussion and Analysis.”

We have designed our executive compensation program to attract and retain highly qualified executives, to reward Company and individual performance and to align the interests of our executives with our stockholders. The Compensation Discussion and Analysis describes the elements of our executive compensation and our reasons for the plans’ structures. This vote is advisory, and therefore not binding on the Company; however, we value the opinions of our stockholders. The Board will consider the outcome of this vote in designing future executive compensation plans and in making future executive compensation decisions.

THE BOARD OF DIRECTORS UNANAMOUSLY RECOMMENDS
A VOTE “FOR” APPROVAL OF EXECUTIVE COMPENSATION

PROPOSAL 4 - ADVSIORY VOTE, OF THE FREQUENCY
OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

Our Board, as required pursuant to Section 14(a) of the Securities Exchange Act of 1934, seeks your recommendation on the frequency—every one, two or three years—with which to hold future advisory votes on executive compensation.

For the reasons discussed below, our Board believes that holding an advisory vote on executive compensation EVERY YEAR is most consistent with our approach to executive compensation and will best facilitate meaningful response to stockholder feedback on executive compensation matters.

We believe that regular communication with our stockholders is important. We value the opinions of our stockholders and seek transparency in our executive compensation arrangements. We believe it is appropriate that stockholders have an opportunity to express their opinions regarding executive compensation every year. We therefore recommend that the stockholders approve a yearly advisory vote on executive compensation.

This vote is advisory, and therefore not binding on the Company; however the Board will consider the outcome of this vote in determining the frequency of future advisory votes on executive compensation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” A YEARLY ADVISORY VOTE
ON EXECUTIVE COMPENSATION

PROPOSAL 5 - APPROVAL OF THE ADOPTION OF THE APPLIED MINERALS, INC. 2012 LONG-TERM INCENTIVE AND THE PERFORMANCE CRITERIA USED IN SETTING PERFORMANCE GOALS FOR AWARDS INTENDED TO BE PERFORMANCE-BASED UNDER CODE SECTION 162(M)

Stockholders are being asked to approve of the Applied Minerals, Inc. 2012 Long-Term Incentive Plan) (the “2012 Long-Term Incentive Plan”) and the performance criteria used in setting performance goals for awards intended to be performance-based under Code Section 162(m). Our Board approved the 2012 Long-Term Incentive Plan on September 6, 2012, subject to, and to be effective upon, the approval of the 2012 Long-Term Incentive Plan by our stockholders at the Annual Meeting.

Our stockholders are being asked to approve the Section 162(m) performance goals under the 2012 Long-Term Incentive Plan, as described below, so that certain incentive awards granted under the 2012 Long-Term Incentive Plan to employees and consultants and non-employee directors of the Company may qualify as exempt performance-based compensation under Section 162(m) of the Code.  The term “consultant” includes natural or non-natural persons who provides bona fide consulting, advisory, or management services to the Company or its subsidiaries pursuant to a written agreement of the Company. Based on its 2012 Management Agreement, Material Advisors would be deemed to be a consultant.  Whether it would be a consultant in the future depends on its relationship to the Company.  If incentive awards qualify as exempt performance-based compensation under Section 162(m) of the Code, Section 162(m) generally disallows the corporate tax deduction for certain compensation paid in excess of $1,000,000 annually to each of the chief executive officer and the three other most highly paid executive officers of publicly held companies (other than the chief financial officer). Even though Material Advisors is neither a CEO nor an officer, the Company believes that payments to it would be subject to Section 162(m).

Section 162(m) of the Code generally requires such performance goals to be approved by stockholders every five years. If stockholders do not approve the Section 162(m) performance goals at the Annual Meeting, then awards granted under the 2012 Long-Term Incentive Plan will not qualify as exempt performance-based compensation under Code Section 162(m). Notwithstanding the foregoing, awards of stock options and stock appreciation rights will qualify as exempt performance-based compensation under Section 162(m) of the Code even if the stockholders do not approve the 162(m) performance goals. The Board believes it is important to retain the ability to grant incentive compensation that qualifies as “performance-based” compensation in order to provide for the corporate tax deductibility of the payments.

The Committee has substantial discretion in administering the Plan and stockholders should read the summary below and the Long-Term Incentive Plan carefully with such discretion authority in mind.  Some of the areas in which the Committee has discretion follow.  It is unnecessary for purposes of deductibility under Section 162(m) to make the grant or vesting of stock options and stock appreciation rights dependent on the achievement of pre-established performance goals and under the Long-Term Incentive Plan, the Committee has the discretion as to whether the grant or vesting any options and stock appreciation rights granted will be conditioned under the achievement of pre-established performance goals.  In addition, the deductibility under Section 162(m) of other types of awards requires that the awards must be conditioned under the achievement of pre-established performance goals.  The Committee has the power and discretion to grant such awards that are not be conditioned under the achievement of pre-established performance goals.  Further, the Committee has the right to waive at the time of grant or thereafter minimum vesting periods.

Summary of the 2012 Long-Term Incentive Plan

The following description of the 2012 Long-Term Incentive Plan is a summary, taking into account the recent amendments, and is qualified in its entirety by reference to the 2012 Long-Term Incentive Plan, a copy of which is attached as Appendix A.

Purpose.    The purpose of the 2012 Long-Term Incentive Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer eligible employees, consultants, and non-employee directors incentive awards in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders.

Administration.    The 2012 Long-Term Incentive Plan is administered by a committee (the “Committee”), which

(a) with respect to the application of this Plan to Eligible Employees and Consultants, a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more non-employee directors, each of whom is intended to be (i) to the extent required by Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, a “nonemployee director” as defined in Rule 16b-3; (ii)  to the extent required by Section 162(m) of the Code, an “outside director” as defined under Section 162(m) of the Code; (iii) an “independent director” as defined under NASDAQ Listing Rule 5605(a)(2) or, if applicable or selected by the Board to determine independence, another stock exchange rule; and (iv) as may be applicable, “independent” as provided pursuant to rules promulgated by the Securities and Exchange Commission under The Dodd-Frank Wall Street Reform and Consumer Protection Act; and

(b) with respect to the application of this Plan to Non-Employee Directors, the Board.

Currently, the Compensation Committee of the Board, which meets these requirements in (a) above, serves as the Committee under the 2012 Long-Term Incentive Plan with regard to employees and consultants. Our Board serves as the Committee with respect to the application of the 2012 Long-Term Incentive Plan to non-employee directors.

The Committee has full authority to administer and interpret the 2012 Long-Term Incentive Plan, to grant awards under the 2012 Long-Term Incentive Plan, to determine the persons to whom awards will be granted, to determine the types of awards to be granted, to determine the terms and conditions of each award, to determine the number of shares of Common Stock to be covered by each award and to make all other determinations in connection with the 2012 Long-Term Incentive Plan and the awards thereunder as the Committee, in its sole discretion, deems necessary or desirable. The terms and conditions of individual awards are set forth in written agreements that are consistent with the terms of the 2012 Long-Term Incentive Plan.

No awards may be granted under the 2012 Long-Term Incentive Plan after November 19, 2022. Awards granted prior to such date, however, may extend beyond such date and the provisions of the 2012 Long-Term Incentive Plan will continue to apply thereto.

No award (other than a stock option and stock appreciation right) that is intended to be “performance-based” under Section 162(m) of the Code will be granted on or after the first meeting of the Company’s stockholders that occurs in the fifth year following the year stockholders approve the 2012 Long-Term Incentive Plan unless the performance goals described below are re-approved (or other designated performance goals are approved) by the stockholders.

Available Shares.    The aggregate number of shares of Common Stock that may be issued or used for reference purposes under the 2012 Long-Term Incentive Plan or with respect to which awards may be granted may not exceed 8,900,000 shares, which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company. In general, if awards under the 2012 Long-Term Incentive Plan are cancelled for any reason, or expire or terminate unexercised, the shares covered by such awards will again be available for the grant of awards under the 2012 Long-Term Incentive Plan. The number of shares of Common Stock available for awards under the 2012 Long-Term Incentive Plan will be reduced by the total number of exercisable awards exercised (regardless of whether the shares of Common Stock underlying such awards are not actually issued as the result of net settlement) and any shares of Common Stock used to pay any exercise price or tax withholding obligation with respect to any award. In addition, the Company may not use the cash proceeds it receives from the exercise of stock options to repurchase shares of Common Stock on the open market for reuse under the 2012 Long-Term Incentive Plan. In determining the number of shares that may be issued or used for reference purposes, awards that may be settled solely in cash will not be deemed to use any shares of Common Stock that may be issued or used for reference purposes under the 2012 Long-Term Incentive Plan.

The maximum number of shares of Common Stock issuable or referenced with respect to the each of the following awards during any fiscal year to any eligible employee or consultant is 6,000,000 shares per type of award: any award of (i) Stock Options, or (ii) Stock Appreciation Rights, or (iii) shares of Restricted Stock or Other Stock-Based Awards, including Restricted Stock and Other Stock-Based Awards for which the grant of such Award or the lapse of the relevant Restriction Period or payment (with respect to dividend equivalents rights) is subject to the attainment of performance The maximum number of shares of Common Stock with respect to which performance shares may be granted under the 2012 Long-Term Incentive Plan during any fiscal year will be 1,000,000 shares. The maximum value at grant of performance units that may be granted under the 2012 Long-Term Incentive Plan during any fiscal year will be $3,000,000. The maximum number of shares of Common Stock subject to any award that may be granted under the 2012 Long-Term Incentive Plan during any fiscal year of the Company to any non-employee director will be 200,000 shares.

The individual maximum share limitations, the aggregate number of shares of Common Stock available for the grant of awards and the exercise price of an award in accordance with the 2012 Long-Term Incentive Plan may be adjusted by the Committee to reflect any change in our capital structure or business by reason of certain corporate transactions or events in accordance with the terms of the 2012 Long-Term Incentive Plan.

Eligibility and Types of Awards.    All of our employees, consultants and non-employee directors are eligible to be granted nonqualified stock options, stock appreciation rights, restricted stock, performance shares, performance units and other stock-based awards. In addition, our employees and employees of our affiliates that qualify as subsidiaries or parent corporations (as defined under Section 424 of the Code) are eligible to be granted incentive stock options under the 2012 Long-Term Incentive Plan (all such grantees being “Participants”). Unless otherwise determined by the Committee at grant, or if no rights of the Participant are reduced, thereafter, with respect to any award of restricted stock, performance shares, performance units, or other stock-based award which by its terms does not require the recipient of the Award to pay a per share exercise price or purchase price equal to the fair market value of the underlying Common Stock at the grant date, including restricted stock units (collectively, “Full-Value Awards”), (i) the restriction period with respect to any such award of restricted stock, (ii) the performance period with respect to any such award of performance shares, (iii) the performance cycle with respect to any such award of performance units and (iv) the vesting period with respect to any such other stock-based award that is payable in shares of Common Stock granted on or after such date shall be no less than one year. Notwithstanding the foregoing, for purposes of the definition of Full Value Awards, dividend equivalent rights are not deemed Full-Value Awards.

In addition, unless otherwise determined by the Committee at grant, with respect to any Appreciation Award the vesting schedule shall be no less than one year.

However, accelerated vesting will be permitted in certain limited events (such as death, disability, retirement or change in control), and a more generous vesting schedule is permitted with respect to a “basket” of up to 5% of the aggregate share reserve and, in addition to such “basket,” for awards that are made as annual awards to non-employee directors or are made to non-employee directors upon their initial election or appointment as a director.

Any dividends or dividend equivalents paid on “full-value awards” will be subject to the same vesting requirements as the underlying award.  Dividend equivalent rights may be granted as stand-alone rights.

Stock Options.    The Committee may grant nonqualified stock options and incentive stock options (only to eligible employees) to purchase shares of Common Stock. The Committee will determine the number of shares of Common Stock subject to each option, the term of each option (which may not exceed ten years (or five years in the case of an incentive stock option granted to a 10% stockholder)), the exercise price, the vesting schedule (if any) and the other material terms of each option. No stock option may have an exercise price less than the fair market value of the Common Stock at the time of grant (or, in the case of an incentive stock option granted to a 10% stockholder, 110% of fair market value).

Options will be exercisable at such time or times and subject to such terms and conditions as determined by the Committee at grant and the exercisability of such options may be accelerated by the Committee in its sole discretion. Upon the exercise of an option, the participant must make payment of the full exercise price, either (i) in cash, check, bank draft or money order; (ii) solely to the extent permitted by law, through the delivery of irrevocable instructions to a broker reasonably acceptable to the Company to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee.

Stock Appreciation Rights.    The Committee may grant stock appreciation rights (“SARs”) either with a stock option that may be exercised only at such times and to the extent the related option is exercisable (“Tandem SAR”) or independent of a stock option (“Non-Tandem SAR”). A SAR is a right to receive a payment in Common Stock or cash (as determined by the Committee) equal in value to the excess of the fair market value of one share of Common Stock on the date of exercise over the exercise price per share established in connection with the grant of the SAR. The exercise price per share of Common Stock subject to a SAR may not be less than fair market value at the time of grant. The Committee may also grant “limited SARs,” either as Tandem SARs or Non-Tandem SARs, which may become exercisable only upon the occurrence of a change in control (as defined in the 2012 Long-Term Incentive Plan) or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter.

Restricted Stock.    The Committee may award shares of restricted stock. Except as otherwise provided by the Committee upon the award of restricted stock, the recipient generally has the rights of a stockholder with respect to the shares, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the recipient’s restricted stock agreement.

Recipients of restricted stock are required to enter into a restricted stock agreement with the Company that states the restrictions to which the shares are subject, which may include satisfaction of pre-established performance goals, and the criteria or date or dates on which such restrictions will lapse.

If the grant of restricted stock or the lapse of the relevant restrictions is based on the attainment of performance goals, the Committee will establish for each recipient the applicable performance goals, formulae or standards and the applicable vesting percentages with reference to the attainment of such goals or satisfaction of such formulas or standards while the outcome of the performance goals is substantially uncertain.

Performance Shares.    The Committee may award performance shares. A performance share is the equivalent of one share of Common Stock. The grant of performance shares will specify one or more performance criteria to meet within a specified period determined by the Committee at the time of grant. A minimum level of acceptable achievement will also be established by the Committee. If, by the end of the performance period, the recipient has achieved the specified performance goals, he or she will be deemed to have fully earned the performance shares. To the extent earned, the performance shares will be paid to the recipient at the time and in the manner determined by the Committee in cash, shares of Common Stock or any combination thereof.

Performance Units.    The Committee may award performance units. Performance units will have a fixed dollar value. A performance unit is the right to receive Common Stock or cash of equivalent value. The grant of performance units will specify one or more performance criteria to meet within a specified performance cycle determined by the Committee at the time of grant. A minimum level of acceptable achievement will also be established by the Committee. If, by the end of the performance cycle, the recipient has achieved the specified performance goals, he or she will be deemed to have fully earned the performance units. To the extent earned, the performance units will be paid to the recipient at the time and in the manner determined by the Committee in cash, shares of Common Stock or any combination thereof.

Other Stock-Based Awards.    The Committee may, subject to limitations under applicable law, make a grant of such other stock-based awards (including, without limitation, stock equivalent units, restricted stock units,  awards valued by reference to book value of shares of Common Stock, and dividend equivalent rights) under the 2012 Long-Term Incentive Plan that are payable in cash or denominated or payable in or valued by shares of Common Stock or factors that influence the value of such shares, including dividends. The Committee will determine the terms and conditions of any such other awards, which may include the achievement of certain minimum performance goals for purposes of compliance with Section 162(m) of the Code and/or a minimum vesting period.

Performance Goals.    Code Section 162(m) requires that performance awards be based upon objective performance measures. If an award is intended to be “performance-based” under Code Section 162(m), the performance goals will be based on one or more of the following criteria with regard to the Company (or any subsidiary, division or other operational unit of the Company): enterprise value of the Company; income or net income; operating income; net operating income or net operating income after tax; operating profit or net operating profit; cash flow including, but not limited to, from operations or free cash flow; bank debt or other long-term or short-term public or private debt or other similar financial obligations (which may be calculated net of cash balances and/or other offsets and adjustments); operating margin; return on operating revenue or return on operating profit; net sales, revenues, net income or earnings before income tax or other exclusions of the Company; return measures (after tax or pre-tax), including return on capital employed, return on invested capital; return on equity, return on assets, return on net assets; total stockholder return or growth in total stockholder return (with or without dividend reinvestment); estimated market share; expense management/control or reduction (including without limitation, compensation and benefits expense); customer satisfaction; technological improvements/implementation, new product innovation; property/asset purchases or sales; litigation and regulatory resolution/implementation goals; leases, contracts or financings (including renewals, overhead, savings, G&A and other expense control goals); risk management/implementation; development and implementation of strategic plans and/or organizational restructuring goals; formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance the Comapny’s revenue or profitability or to enhance its customer base; or completion of a merger, acquisition or any transaction that results in the sale of all or substantially all of the stock or assets of the Company; sales to individual or related customers; sales to new customers; contacts with potential customers; evaluations of the company’s products by potential customers; and identification of and/or exploitation of new markets.

In addition, performance goals may be based upon the attainment of specified levels of Company (or subsidiary, division or other operational unit of the Company) performance under one or more of the measures described above relative to the performance of other corporations.

To the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may: (i) designate additional business criteria on which the performance goals may be based; or (ii) adjust, modify or amend the aforementioned business criteria.

Change of Control.    Unless otherwise determined by the Committee at the time of grant, awards subject to vesting and/or restrictions will not accelerate and vest or cause the lapse of restrictions upon a change in control (as defined in the 2012 Long-Term Incentive Plan) of the Company. Instead, such awards will be, in the discretion of the Committee, (i) assumed and continued or substituted in accordance with applicable law; (ii) purchased by the Company for an amount equal to the excess of the price of the Company’s Common Stock paid in a change in control over the exercise price of the award(s) (such purchase price not to exceed the fair market value of the Common Stock at the time of purchase), or (iii) cancelled if the price of the Common Stock paid in a change in control is less than the exercise price of the award. The Committee may also, in its sole discretion, provide for accelerated vesting or lapse of restrictions of an award at any time.

In the event of a merger or consolidation by one or a group of persons in which the Company is not the surviving corporation or in the event of a transaction that results in the acquisition of all or substantially all of the Company’s Common Stock or assets, the Committee may elect to terminate all outstanding exercisable awards granted under the 2012 Long-Term Incentive Plan, provided that during the period from notification of such termination to the date of consummation of the relevant transaction (which must be at least 20 days) each participant shall have the right to exercise all of his or her exercisable awards in full (without regard to any restrictions on exercisability), contingent on the consummation of such transaction.

Amendment and Termination.    Notwithstanding any other provision of the 2012 Long-Term Incentive Plan, the Board may at any time amend any or all of the provisions of the 2012 Long-Term Incentive Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided in the 2012 Long-Term Incentive Plan, the rights of a participant with respect to awards granted prior to such amendment, suspension or termination may not be adversely affected without the consent of such participant, and provided further that the approval of our stockholders will be obtained to the extent required by applicable law.

Miscellaneous.    Generally, awards granted under the 2012 Long-Term Incentive Plan are nontransferable (other than by will or the laws of descent and distribution), except that the Committee may provide for the transferability of nonqualified stock options at the time of grant or thereafter to certain family members.

Certain U.S. Federal Income Tax Consequences

The rules concerning the federal income tax consequences with respect to options granted and to be granted pursuant to the 2012 Long-Term Incentive Plan are quite technical. Moreover, the applicable statutory provisions are subject to change (possibly with retroactive effect), as are their interpretations and applications, which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the U.S. federal income tax consequences. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable and is limited to the U.S. federal income tax consequences (state, local and other tax consequences are not addressed below) to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country.

The U.S. federal income tax law is technical and complex and the discussion below represents only a general summary. The following summary is included for general information only and does not purport to address all the tax considerations that may be relevant. Each recipient of a grant is urged to consult his or her own tax advisor as to the specific tax consequences to such grantee and the disposition of Common Stock.

Incentive Stock Options.    In general, an employee will not realize taxable income upon either the grant or the exercise of an incentive stock option and the Company will not realize an income tax deduction at either such time. In general, however, for purposes of the alternative minimum tax, the excess of the fair market value of the shares of Common Stock acquired upon exercise of an incentive stock option (determined at the time of exercise) over the exercise price of the incentive stock option will be considered income. If the recipient was continuously employed on the date of grant until the date three months prior to the date of exercise and such recipient does not sell the Common Stock received pursuant to the exercise of the incentive stock option within either (i) two years after the date of the grant of the incentive stock option or (ii) one year after the date of exercise, a subsequent sale of the Common Stock will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to the Company.

To the extent that the aggregate fair market value (determined as of the time of grant) of the Common Stock with respect to which incentive stock options are exercisable for the first time by an eligible employee during any calendar year under the 2012 Long-Term Incentive Plan and/or any other stock option under the 2012 Long-Term Incentive Plan of the Company, any subsidiary or any parent exceeds $100,000, such options will be treated as nonqualified stock options. In addition, if the recipient is not continuously employed on the date of grant until the date three months prior to the date of exercise or a recipient disposes of the Common Stock acquired upon exercise of the incentive stock option within either of the above-mentioned time periods, the recipient will generally realize as ordinary income an amount equal to the lesser of (i) the fair market value of the Common Stock on the date of exercise over the exercise price, or (ii) the amount realized upon disposition over the exercise price. In such event, subject to the limitations under Sections 162(m) and 280G of the Code (as described below), the Company generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of such amount realized by the recipient as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains (depending on the holding period).

Nonqualified Stock Options not deemed to be deferral arrangements under Code Section 409A.    A recipient will not realize any taxable income upon the grant of a nonqualified stock option and the Company will not receive a deduction at the time of such grant unless such option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a nonqualified stock option, the recipient generally will realize ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price. Upon a subsequent sale of the Common Stock by the recipient, the recipient will recognize short-term or long-term capital gain or loss depending upon his or her holding period for the Common Stock. Subject to the limitations under Sections 162(m) and 280G of the Code (as described below), the Company will generally be allowed a deduction equal to the amount recognized by the recipient as ordinary income. Generally, a non-qualified stock option granted with an exercise price that is not less than fair market value of the stock subject to the non-qualified option will not be deemed to be deferred compensation under Section 409A of the Code.

All Options.    With regard to both incentive stock options and nonqualified stock options, the following also apply: (i) any of our officers and directors subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, may be subject to special tax rules regarding the income tax consequences concerning their stock options; (ii) any entitlement to a tax deduction on the part of the Company is subject to the applicable tax rules (including, without limitation, Section 162(m) of the Code regarding the $1,000,000 limitation on deductible compensation); and (iii) in the event that the payment, exercisability or vesting of any award is accelerated because of a change in ownership (as defined in Code Section 280G(b)(2)), and such payment of an award, either alone or together with any other payments made to certain participants, constitutes a parachute payment under Code Section 280G, then subject to certain exceptions, a portion of such payment would be nondeductible to the Company and the participant would be subject to a 20% excise tax on such portion of the payment.

In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1,000,000 per year per person to its “covered employees” (generally, its chief executive officer and three other executive officers (other than its chief financial officer) whose compensation is disclosed in its proxy statement, but the Company believes that Material Advisors would be deemed to be a “covered person”), subject to certain exceptions. Compensation paid under certain qualified performance-based compensation arrangements, which (among other things) provide for compensation based on pre-established objective performance goals established by a compensation committee that is comprised solely of two or more “outside directors,” is not considered in determining whether a “covered employee’s” compensation exceeds $l,000,000. Options will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares with respect to which options may be granted to any recipient during a specified period of time and the plan under which the options are granted is approved by stockholders and is administered by a committee comprised of outside directors. Subject to stockholder approval of the Section 162(m) performance goals under the 2012 Long-Term Incentive Plan, it is intended that certain awards under the 2012 Long-Term Incentive Plan will satisfy these requirements so that the income recognized in connection with awards will not be included in a “covered employee’s” compensation for the purpose of determining whether such individual’s compensation exceeds $1,000,000.

Code Section 409A.    Code Section 409A provides that all amounts deferred under a nonqualified deferred compensation plan are includible in a participant’s gross income to the extent such amounts are not subject to a substantial risk of forfeiture, unless certain requirements are satisfied. If the requirements are not satisfied, in addition to current income inclusion, interest at the underpayment rate plus 1% will be imposed on the participant’s underpayments that would have occurred had the deferred compensation been includible in gross income for the taxable year in which first deferred or, if later, the first taxable year in which such deferred compensation is not subject to a substantial risk of forfeiture. The amount required to be included in income is also subject to an additional 20% tax. While most awards under the 2012 Long-Term Incentive Plan are anticipated to be exempt from the requirements of Code Section 409A, awards that are not exempt are intended to comply with Code Section 409A.

The 2012 Long-Term Incentive Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The 2012 Long-Term Incentive Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.

Future Plan Awards

Because future awards under the 2012 Long-Term Incentive Plan will be granted in the discretion of the Committee, the type, number, recipients, and other terms of such awards cannot be determined at this time. Information regarding our recent practices with respect to long-term incentive awards and stock-based compensation is presented in “Information Concerning Executive Officers, Executive Compensation, Related Party Transactions,” including the “Summary Compensation” table and these related tables: “Grants of Plan-Based Awards,” “Outstanding Equity Awards at Fiscal Year End,” “Options Exercised and Stock Vested,” and in Compensation of Directors” and elsewhere in this Proxy Statement, and in our financial statements for the fiscal year ended December 31, 2011, in the Annual Report that accompanies this Proxy Statement.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE ADOPTION OF THE 2012 LONG-TERM INCENTIVE PLAN AND THE PERFORMANCE CRITERIA USED IN SETTING PERFORMANCE GOALS FOR AWARDS INTENDED TO BE PERFORMANCE-BASED UNDER CODE SECTION 162(m).

PROPOSAL 6 - APPROVAL OF THE ADOPTION OF THE APPLIED MINERALS INC.  2012 SHORT-TERM INCENTIVE PLAN AND
THE PERFORMANCE CRITERIA USED IN
SETTING PERFORMANCE GOALS THEREUNDER

Stockholders are being asked to approve the Applied Minerals Holdings Inc. 2012 Short-Term Incentive Plan (the “Short-Term Inventive Plan”) and the performance criteria used in setting performance goals thereunder.  Our Board approved the Short-Term Incentive Plan on September 6, 2012 for Performance Periods (as defined below) subject to, and effective upon, the approval of the Short-Term Incentive Plan by our stockholders at the Annual Meeting. The purpose of the Short-Term Inventive Plan is to attract, retain and motivate key employees and consultants (a term that includes natural or non-natural persons who provides bona fide consulting, advisory, or management services to the Company or its subsidiaries pursuant to a written agreement of the Company) by providing performance awards (“Performance Awards”) to designated key employees and Consultants of the Company or its subsidiaries, including employees and Consultants whose compensation may be subject to Section 162(m) of the Code.  Material Advisors LLC would be deemed a “Consultant” in 2012 based on its management agreement with the Company.

Code Section 162(m) generally disallows a Federal income tax deduction to any publicly held corporation for compensation paid in excess of $1,000,000 in any taxable year to “covered persons”; that is, the chief executive officer or any of the three other most highly compensated executive officers employed on the last day of the taxable year, other than the chief financial officer. The Company believes that if the Company and Material Advisors enter into a management agreement in the future similar to its current management agreement, it would be treated as a “covered person” for Section 162(m). The Company believes that the Short-Term Inventive Plan is designed to provide, and the Company intends, when it deems it appropriate to structure awards under the Short-Term Inventive Plan so that, compensation paid pursuant to the Short-Term Inventive Plan will qualify under the “performance-based compensation” exception under Code Section 162(m) and be eligible for continued tax deductibility. To preserve the tax deductibility of such compensation, the Company is seeking approval of the Short-Term Incentive Plan, including the criteria upon which the performance goals applicable to the Short-Term Inventive Plan may be based and the maximum amount that may be paid during any performance period to any participant. Section 162(m) of the Code generally requires performance goals to be approved by stockholders every five years.

Whether or not the Short-Term Incentive plan is approved by stockholders, the Board of Directors retains the right to make awards, which are not Performance Awards and are outside the Short-Tem Incentive Plan.  The Board may exercise that right, among other reasons, if it believes that the establishment of Performance Goals with respect to an award or awards is inappropriate.  Awards made outside the Short-Term Incentive Plan to a covered person would not be deductible to the extent that such covered person’s compensation exceeds $1 million.

The following summary describes the principal provisions of the Short-Term Inventive Plan. The summary does not purport to be complete and is qualified in its entirety by the full text of the Short-Term Incentive Plan attached as Appendix B to this Proxy Statement.

Description of the Short-Term Inventive Plan

Administration.    The Short-Term Inventive Plan will be administered by the Compensation Committee or such other committee appointed by the Board of Directors to administer the Short-Term Inventive Plan whose members are all “outside directors” as defined under Code Section 162(m) (the “Committee”). The Committee will have the authority to, among other things: (i) select the executives who will be eligible to receive Performance Awards; (ii) set the performance goals and the performance period during which a Performance Award is measured; (iii) certify the attainment of the performance goals and other material terms; (iv) reduce amounts payable under Performance Awards; and (v) make all other determinations and take all other actions necessary or desirable for the Short-Term Inventive Plan’s administration.

Eligibility.    For each period of not less than one fiscal year of the Company (as specified by the Committee) over which the attainment of the performance goals is measured (the “Performance Period”), the Committee will select the executives and Consultants of the Company or its subsidiaries who will participate in the Short-Term Inventive Plan. The Committee may generally add or remove designated participants at any time and from time to time, in its sole discretion.

Maximum Performance Award.    The maximum Performance Award and Individual Target Award payable to a participant with respect to any one fiscal year of the Company in a Performance Period is $3,000,000 (or $3,000,000 of Common Stock if the Performance Award is payable in Common Stock)..

Performance Awards.    A participant will be eligible to receive a Performance Award based on the achievement of specified performance goals established by the Committee for a Performance Period. A Performance Award may be a percentage of a participant’s Individual Target Award (as described below) for the Performance Period based on the level of attainment of performance goals established for the Performance Period. Generally, no Performance Award is payable unless the minimum performance goals for the Performance Period are attained.

A Performance Award will be paid in whole or in part in cash or if permitted by the terms of the Award, shares of Common Stock (if permitted under another plan approved by stockholders), as determined by the Committee.  The Award will be paid, as soon as administratively feasible in the calendar year after the calendar year in which the Performance Period with respect to which the payment relates, but only after the Committee certifies that the performance goals were, in fact, satisfied.

The Committee may provide prior to a Performance Period that payment of any Performance Award will be deferred. Any deferred Performance Award will not increase (between the date on which it is credited to any deferred compensation program and the payment date) by an amount that would result in such deferral being deemed as an “increase in the amount of compensation” under Code Section 162(m). To the extent applicable, any deferral under the Short-Term Inventive Plan will be made in a manner intended to comply with the applicable requirements of Code Section 409A.

Individual Target Awards.    For any participant, the Committee may specify a targeted Performance Award for a Performance Period (an “Individual Target Award”), which may be expressed as a fixed dollar amount, a percentage of a participant’s base pay, a percentage of a bonus pool funded by a formula as determined by the Committee based on achievement of performance goals, or an amount determined pursuant to an objective formula or standard. The Committee will also prescribe a formula to determine the maximum and minimum percentages (which may be greater or less than 100%, as applicable) of an Individual Target Award that may be earned or payable based on the degree of attainment of the performance goals during the Performance Period. The Committee may elect to pay a participant an amount that is less than an Individual Target Award (or the attained percentage) regardless of the degree of attainment of the performance goals; except that, unless otherwise specified by the Committee, no discretion to reduce a Performance Award based on achievement of performance goals is permitted for any Performance Period in which a “change of control” (as defined in the Short-Term Inventive Plan) occurs or during such Performance Period with regard to the prior Performance Periods if the Performance Awards for the prior Performance Periods have not been paid by the time of the change of control, with regard to individuals who were participants at the time of the change of control.

Performance Goals.    Code Section 162(m) requires that Performance Awards be based upon objective performance measures. The performance goals (“Performance Goals”) will be based on one or more of the following criteria with regard to the Company (or any subsidiary, division or other operational unit of the Company) as specified by the Committee: enterprise value of the Company; income or net income; operating income; net operating income or net operating income after tax; operating profit or net operating profit; cash flow including, but not limited to, from operations or free cash flow; bank debt or other long-term or short-term public or private debt or other similar financial obligations (which may be calculated net of cash balances and/or other offsets and adjustments); operating margin; return on operating revenue or return on operating profit; net sales, revenues, net income or earnings before income tax or other exclusions of the Company; return measures (after tax or pre-tax), including return on capital employed, return on invested capital; return on equity, return on assets, return on net assets; total stockholder return or growth in total stockholder return (with or without dividend reinvestment); estimated market share; expense management/control or reduction (including without limitation, compensation and benefits expense); customer satisfaction; technological improvements/implementation, new product innovation; property/asset purchases or sales; litigation and regulatory resolution/implementation goals; leases, contracts or financings (including renewals, overhead, savings, G&A and other expense control goals); risk management/implementation; development and implementation of strategic plans and/or organizational restructuring goals; formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance the Company’s revenue or profitability or to enhance its customer base; or completion of a merger, acquisition or any transaction that results in the sale of all or substantially all of the stock or assets of the Company; sales to individual or related customers; sales to new customers; contacts with potential customers; evaluations of the company’s products by potential customers; and identification of and/or exploitation of new markets.

In addition, Performance Goals may be based upon the attainment of specified levels of Company (or subsidiary, division or other operational unit of the Company) performance under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may: (i) designate additional business criteria on which the Performance Goals may be based; or (ii) adjust, modify or amend the aforementioned business criteria. In addition, Performance Goals may incorporate, if and only to the extent permitted under Code Section 162(m), provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances.

Change of Control.    In the event of a “change of control” (as defined in the Short-Term Inventive Plan) of the Company, any unpaid portion of any Performance Award that has been earned and certified, but is being deferred in accordance with the Short-Term Inventive Plan, will immediately be vested and paid within 90 days following the consummation of the change of control.

Partial Payments.    Generally, Performance Awards will not be paid to any participant who is not actively employed on the date the Performance Award is payable. Notwithstanding the foregoing, the Committee may make a full, pro rata or other payment (not to exceed the maximum achievable Performance Award for the participant for the Performance Period) to a participant for a Performance Period with or without regard to the actual achievement of the Performance Goals in the event of the participant’s termination of employment due to death or disability, or a full or pro rata Performance Award payment to a participant for a Performance Period based on actual achievement of the Performance Goals established for the Performance Period in the event that the participant’s employment is terminated without “cause” or the participant resigns for “good reason.” Cause” means the following: (a)  in the case where there is no employment agreement, consulting agreement, management agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import)), termination due to a Participant’s insubordination, dishonesty, fraud, incompetence, moral turpitude, willful misconduct, refusal to perform his  duties or responsibilities for any reason other than illness or incapacity or materially unsatisfactory performance of his  duties for the Company or an Affiliate, as determined by the Committee in its sole discretion; or (b)  in the case where there is an employment agreement, consulting agreement, management agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter and otherwise the definition of “cause” in (a) above applies. “Good Reason” means: (a)  in the case where there is no employment agreement, management agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “good reason” (or words or a concept of like import)), a voluntary termination due to good reason, as the Committee, in its sole discretion, decides to treat as a Good Reason termination; or (b)  in the case where there is an employment agreement, management agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “good reason” (or words or a concept of like import), a termination due to good reason (or words or a concept of like import), as defined in such agreement at the time of the grant of the Award, and, for purposes of the Plan, as determined by the Committee in its sole discretion; provided that provided, however, that with regard to any agreement under which the definition of “good reason” only applies on occurrence of a change in control, such definition of “good reason” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter and otherwise the definition of “good reason ” in (a) above applies.

If a change of control is consummated during a Performance Period, the Committee must make, to each participant who is a participant at the time of such change of control, at least a pro rata Performance Award payment based on actual achievement of the Performance Goals established for the Performance Period and pro rated for the portion of the Performance Period completed through the change of control. If a change of control of the Company is consummated during a Performance Period, the Committee may, in its sole discretion, make a Performance Award payment to a participant who is a participant at the time of such change of control that is greater than a pro rata Performance Award payment but not in excess of the maximum achievable Performance Award for the participant for such Performance Period, with or without regard to actual achievement of the Performance Goals.

Partial Performance Award payments not based on the actual achievement of the Performance Goals will be paid within 75 days following the event pursuant to which the Performance Award is payable. Partial Performance Award payments based on the actual achievement of the Performance Goals will be paid when the Performance Award would have otherwise been paid.

Term; Amendment or Termination.    The Short-Term Inventive Plan has no specified term, and the Board of Directors may amend, suspend or terminate the Short-Term Inventive Plan or adopt a new plan in place of the Short-Term Inventive Plan at any time. However, stockholder approval is required for any amendment that alters the Performance Goals, changes the class of eligible employees or Consultants or otherwise requires stockholder approval under Code Section 162(m). No amendment, suspension or termination may, without a participant’s consent, alter or impair a participant’s right to receive payment of a Performance Award otherwise payable under the Short-Term Inventive Plan.

The Short-Term Inventive Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended, nor is it intended to be qualified under Code Section 401(a).

Future Awards under the Short-Term Inventive Plan

Because future awards under the Short-Term Incentive Plan will be granted in the discretion of the Committee, the type, number, recipients and other terms of such awards cannot be determined at this time. The only bonus of the type contemplated by the Short-Term Incentive Plan that has been paid was a $750,000 bonus to Material Advisors in 2012.  That bonus was based on past performance and did not involve pre-established performance goals and was not conditioned on stockholder approval. Information regarding our recent practices with respect to long-term incentive awards is presented in the “Summary Compensation” table, “Outstanding Equity Awards at Fiscal Year End,” “Options Exercised and Stock Vested,” and in “Transactions with Related Parties” and elsewhere in this Proxy Statement, and in our financial statements for the fiscal year ended December 31, 2011, in the Annual Report that accompanies this Proxy Statement.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE ADOPTION OF THE 2012 SHORT-TERM INCENTIVE PLAN AND THE PERFORMANCE CRITERIA USED IN SETTING PERFORMANCE GOALS FOR AWARDS INTENDED TO BE PERFORMANCE-BASED UNDER CODE SECTION 162(m).

PROPOSAL 7 - THE RATIFICATION OF EISNERAMPER LLP AS
OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal 7 is a ratification of EisnerAmper LLP as our independent registered public accounting firm

On June 18, 2012, the Company engaged EisnerAmper LLP as its independent accountant.

The Company has not consulted EisnerAmper, which is headquartered in New York City and has mining expertise, in 2010, 2011, or 2012, regarding:

i.	The application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or

ii.
Any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K, there being no such disagreements or reportable events.

If Proposal 7 is not approved, the EisnerAmper LLP will not be ratified as our independent registered public accounting firm.

The Board of Directors believes that EisnerAmper LLP has provided the Company adequate independent auditing services and will do so in the future.

It is expected that representatives of the EisnerAmper LLP will be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE INDEPENDENT REGISTERD ACCOUNTING FIRM.

PART III
ADDITIONAL IMPORTANT INFORMATION

Stock Ownership Table

The following table sets forth, as of September 30, 2012, information regarding the beneficial ownership of our common stock with respect to each of the named executive officers, each of our directors, each person known by us to own beneficially more than 5% of the common stock, and all of our directors and executive officers as a group.  Each individual or entity named has sole investment and voting power with respect to shares of common stock indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted.  The percentage of common stock beneficially owned is based on 89,286,938 shares of common stock outstanding as of September 18, 2012 plus a person’s shares subject to options granted that have vested or will vest within 60 days of September 30, 2012

Name and Address (1)	Number of Shares of Common Stock Beneficially Owned (2)	Percentage of Common Stock Beneficially Owned

Andre Zeitoun (2) (3) (4) (5)	6,774,875	7.1%
John Levy (2) (4) (6)	455,957	*
David Taft (4) (9) (10)	22,339,053	25.0%
Evan Stone (2) (4) (7)	289,265	*
Nat Krishnamurti (2) (3) (8)	58,343	*
William Gleeson (2) (3) (11)	375,000	*

All Officers and Directors as a Group	30,292,493	31.6%
IBS Capital, LLC (10)	22,339,053	25.0%
Samlyn Capital LLC and its affiliates (12)	15,000,000	15.9%
Material Advisors, LLC (13)	9,245,875	9.4%

* Less than 1%

(1)	Unless otherwise indicated, the address of the persons named in this column is c/o Applied Minerals, Inc., 110 Greene Street, Suite 1101, New York, NY 10012.
(2)
Included in this calculation are shares deemed beneficially owned by virtue of the individual’s right to acquire them within 60 days of the date of September 30, 2012 as determined pursuant to Rule 13d-3 of the Securities Exchange Act of 1934.  Except as noted below, all shares are owned directly and the person has sole voting power.

(3)	Executive Officer.
(4)	Director.
(5)	Number of shares includes 5,547,526 shares issuable to Andre Zeitoun on the exercise of options that have vested or will vest within 60 days of September 30, 2012. 3,949,966 options will expire in December 2018 and 1,597,560 options will expire in January 2022. Shares issuable through the exercise of these options are attributed to the respective ownership interests in Material Advisors, LLC of Mr. Zeitoun. See footnote 13.
(6)
Mr. Levy’s holdings include vested options to purchase 385,000 shares of common stock between $.070 and $1.00 per share.  Mr. Levy was granted 125,000 options in August 2009 (vesting quarterly beginning October 1, 2009), 60,000 options in March 2010 (vesting quarterly beginning October 1, 2010), 100,000 options in February 2011 (vesting quarterly beginning March 1, 2011), and 100,000 options in January 2012 (vesting quarterly beginning March 1, 2012). All options expire 5 years after vesting.

(7)
Mr. Stone’s holdings include vested options to purchase 200,481 shares of common stock at $0.83 per share.  Mr. Stone's options were granted in February 2011 and began vesting quarterly March 1, 2011. All options expire 5 years after vesting.

(8)	Number of shares includes 58,343 shares issuable to Mr. Krishnamurti on the exercise of 10-year options that have vested or will vest within 60 days of September 30, 2012.
(9)
Mr. Taft is the president of IBS Capital LLC.  He has beneficial ownership of shares owned by funds of which IBS Capital LLC is the general partner or investment manager, having sole voting and investment power.

(10)
IBS Capital, LLC, One International Place, Boston, Massachusetts 02110, is the beneficial owner of shares held by funds it manages by virtue of the right to vote and dispose of the securities.  One fund, The IBS Turnaround Fund (QP) (A Limited Partnership), owned 12,724,747 shares (14.2% of shares outstanding) at September 18, 2012.  Another fund, The IBS Turnaround Fund (A Limited Partnership), owned 5,692,712 shares (6.4% of outstanding shares) at September 18, 2012.  Another fund, The IBS Opportunity Fund, Ltd, owned 3,921,594 shares (4.4% of outstanding shares) at September 18, 2012.

(11)	Number of shares includes 375,000 shares issuable to Mr. Gleeson on the exercise of 10-year options that have vested or will vest wihin 60 days of September 30, 2012
(12)
Based upon the Schedule 13D filed with the Securities and Exchange Commission on January 3, 2012, Samlyn Capital, LLC, 500 Park Avenue, 2nd Floor, New York, N.Y. 10022, as investment manager to Samlyn Onshore Fund, L.P. (“Samlyn Onshore”) and Samlyn Offshore Master Fund, Ltd. (“Samlyn Offshore”), may be deemed to be the beneficial owner of 5,775,000 shares of common stock (including 1,925,000 shares of the Company’s common stock issuable upon exercise of warrants) directly beneficially owned by Samlyn Onshore, a Delaware limited partnership the sole general partner of which is Samlyn Partners, LLC, the Managing Member of which is Robert Pohly, and 9,225,000 shares of common stock (including 3,075,000 shares of the Company’s common stock issuable upon exercise of warrants) directly beneficially owned Samlyn Offshore, a Cayman Island limited company.  Robert Pohly is the Managing Member of Samlyn Capital, LLC.  Each of Samlyn Capital, LLC, Samlyn Partners, LLC and Robert Pohly disclaim beneficial ownership of any of the Company’s securities and this disclosure shall not be deemed an admission that any of Samlyn Capital, LLC, Samlyn Partners, LLC or Robert Pohly is the beneficial owner of such securities for purposes of Section 13(d) or for any other purposes.

(13)	Number of shares includes 9,245,875 shares issuable on the exercise of 10-year options that have vested or will vest within 60 days of September 30, 2012. 6,583,277 options will expire in December 2018 and 2,662,598 options will expire in January 2022.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors, and any person who beneficially owns more than 10% of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors, and more than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) forms which they file.  During 2011, certain of our directors and executive officers who own our stock filed Forms 3 or Forms 4 with the Securities and Exchange Commission.

The information on these filings reflects the current ownership position of all such individuals.  To the best of our knowledge, during 2011 all such filings by our officers and directors were made timely, except that Mr. Gleeson’s initial filing was late as a result of a Company administrative error.

Independent Registered Public Accountant for 2011 and 2010

PMB Helin Donovan, LLP was selected by our Board of Directors as the Company’s independent accountant for the fiscal year ending December 31, 2011 and for the fiscal year ending December 31, 2010.  PMB was dismissed as our independent accountant in June, 2012.  Representatives of PMB Helin Donovan will not be attending the stockholder meeting.

On June 14, 2012, the Company, at the direction of the Board of Directors, dismissed PMB Helin Donovan as its independent accountant.  The directors believed that as the Company transitions the primary place of its financial recordkeeping and accounting functions from Idaho (which was the place of the Company’s headquarters until 2009) to New York City, it was appropriate to move the auditing function from Spokane, Washington to New York City.

During 2010 and 2011 and through the date of dismissal in 2012,

a.
There were no disagreements with PMB Helin Donovan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PMB Helin Donovan, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

b.
PMB Helin Donovan did not advise the Company that the internal controls necessary for the Company to develop reliable financial statements did not exist except that in its attestation report as of December 31, 2011, PMB Helin Donovan indicated the Company did not maintain effective internal control over financial reporting as of December 31, 2011 because of the effect of a material weaknesses on the achievement of the objectives of the control criteria and contains an explanatory paragraph that states:

A material weakness is a control deficiency, or combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. The following material weaknesses were identified and included in management’s assessment as of December 31, 2011:

1.	Certain controls over equity were not effective to ensure that all transactions involving equity were recorded in an accurate and timely fashion;

2.	Certain controls were not effective to ensure that all expenses were accurately categorized;

3.	The Company did not have adequate control over the recording and monitoring of purchase orders and accounts receivables; and

4.
There was an insufficient number of personnel with appropriate technical accounting and SEC reporting expertise to perform a timely financial close process, adhere to certain control disciplines, and to evaluate and properly record certain non-routine and complex transactions. This resulted in audit adjustments, which are material in the aggregate and necessary to present the annual audited financial statements in accordance with generally accepted accounting principles. In light of the actual audit adjustments required and the effect on the account balances and related disclosures in the financial statements management determined there is a more than a remote likelihood that material misstatement could occur and not be detected in the Company's interim or annual audited financial statements.

The board of directors acting as audit committee discussed these matters with PMB Helin Donovan and authorized EisnerAmper to discuss such matters with PMB Helin Donovan.

PMB Helin Donovan did not advise the Company that information had come to the PMB Helin Donovan’s attention that has led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

PMB Helin Donovan did not advise the Company of the need to expand significantly the scope of its audit, or that information has come to PMB Helin Donovan’s attention, that, if further investigated, may have:

i.
Materially impacted the fairness or reliability of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or

ii.	Caused it to be unwilling to rely on management's representations or be associated with the Company's financial statements

PMB Helin Donovan did not advise the Company that information has come to PMB Helin Donovan’s attention that it concluded materially impacted the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report  (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements),

On June 15, 2012, the Company provided PMB Helin Donovan with a copy of the disclosures made above and requested PMB Helin Donovan to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the registrant above and, if not, stating the respects in which it does not agree.  PMB Helin Donovan declined the invitation to submit a letter.

Fees payable to PMB Helin Donovan

The following table presents fees for audit services rendered by PMB Helin Donovan, the independent auditor for the audit of the Company’s annual consolidated financial statements for the years ended December 31, 2011 and 2010.

	PMB Helin Donovan
	December 31, 2011	December 31, 2010

Audit Fees	$76,000	$59,000
Audit-Related Fees (1)	- 0 -	- 0 -
Tax Fees (1) (2)	8,000	101,900
All Other Fees (2) (3)	- 0 -	5,200

Total	$84,000	$121,482

(1)	All of the work was approved by the Board acting as Audit Committee. To the Board’s knowledge, no such work was performed by persons who were not full time employees of PMB Helin Donovan
(2)	Tax fees represent the aggregate fees paid for professional services, principally including fees for tax compliance and tax advice.
(3)
All other fees represent the aggregate fees paid for products and services that are not included in the “Audit fees,” “Audi-related fees,” and “Tax fees” sections.  The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal registered public accounting firm’s independence.

Policy on Board of Directors’ Pre-Approval of Audit and Non-Audit Services of Independent Auditors

The Board of Directors, acting as an audit committee, has adopted a policy for the pre-approval of all audit and non-audit services provided by the Company’s independent registered public accounting firm. The policy is designed to ensure that the provision of these services does not impair the registered public accounting firm’s independence. Under the policy, any services provided by the independent registered public accounting firm, including audit, audit-related, tax and other services must be specifically pre-approved by the Board of Directors. The Board of Directors does not delegate responsibilities to pre-approve services performed by the independent registered public accounting firm to management. For the fiscal year ended December 31, 2011, all services provided by the Company’s independent registered public accounting firm have been subject to pre-approval by the Board of Directors.

Proposals of Stockholders for 2013 Annual Meeting

We anticipate that the 2013 Annual Meeting will be held at a time consistent with practice in 2011 and earlier, which would mean a meeting held in June, 2013.

The rules of the SEC indicate the date or time frames that a proposal must be received by us if a shareholder wants us to include a proposal in our Proxy Statement and form of proxy for presentation at our 2013 Annual Meeting of Shareholders.  The proposal must be received by us at our principal executive offices at 235 East 42nd Street, New York, NY 10017-5755 by, 2012. If the 2013 meeting is held within 30 days of the date of the anniversary of the 2012 Annual Meeting (which we do not anticipate), stockholder’s proposals so that they are received at the Company’s principal executive offices no later than the close of business no later than June 15, 2013.  If it is held more than 30 days from the date of the anniversary of the 2012 Annual Meeting Stockholders (which we do anticipate), it must be received a reasonable time before proxy materials for the 2013 Annual Meeting.  If we set the 2013 Annual Meeting more than 30 days from the date of the anniversary of the 2012 Annual Meeting Stockholders, we will file an 8-K specifying a date that is “a reasonable time before proxy materials for the 2013 Annual Meeting.”

Neither Delaware corporate law nor the Company’s governing documents provide stockholders with a right to the inclusion of stockholder director nominees in the Company’s proxy materials

Stockholders who wish to make nominations or to submit proposals that are not submitted pursuant to SEC rules for the 2013 Annual Meeting must provide notice that is delivered to or mailed and received at the principal executive offices of the Company:

(1)
by the close of business 60 days in advance of the anniversary of the 2012 Annual Meeting (which would be September 22, 2013) if such meeting is to be held during the period October 21, 2013 to November 13, 2013 (which we do not anticipate);

(2)	90 days in advance (which would be August 22, 2013), if such meeting is to be held on or after November 14, 2013 (which we do not anticipate); and

(3)
with respect to any other annual meeting of stockholders, the close of business on the tenth day following the date of public disclosure of the date of such meeting.  If we set the 2013 Annual Meeting more than 30 days from the date of the anniversary of the 2012 Annual Meeting Stockholders, we will file an 8-K specifying the date that is by which proposals must be received.

Under the ByLaws, the written notice of the stockholder intending to make the nomination (the "Proponent") shall set forth, among othermatters: (i) specified information about the nominee; (ii) specified information about the Proponent as to the Proponent; (iii) a description of certain agreements with respect to such nomination;  (d) a description of certain agreements (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares), the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of the Proponent or any of its affiliates or associates with respect to shares of stock of the Company, (iv) certain other representations.

With respect to proposals other than nominations, a Proponent's notice to the Secretary shall set forth as to each matter the Proponent proposes to bring before the annual meeting, among other matters: (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) certain information about Proponent; (d) any material interest of the Proponent in such business, (e) a description of certain agreements with respect to such business between or among the Proponent (f) a description of certain agreements (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of the Proponent or any of its affiliates or associates with respect to shares of stock of the Corporation, (g) certain other representations.

The Company will not consider at the 2013 Annual Meeting any proposal or nomination that does not meet the SEC requirements or the Bylaw requirements, as the case may be.

Incorporation of Information by Reference

The information set forth under the following items in the Company’s 10-K/A filed on August 9, 2012 is incorporated by reference into this proxy statement: Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations; Item 7A - Quantitative and Qualitative Disclosures about Market Risk; Item 9 - Changes in and Disagreements with Accountants on Accounting and Financial Disclosure; and Item 16 including the Financial Statements and Supplementary Data required by Item 8. The information set forth under the following items in the Company’s 10-Q/A for the quarter ended March 31, 2012 filed August 14, 2012 and the 10-Q for the quarter ended June 30, 2012 filed August 14, 2012 is incorporated by reference into this proxy statement: Item 1 - Condensed Consolidated Financial Statements; Item 2 - Management’s Discussion and Analysis of Financial Condition and Results of Operations; Item 3 - Quantitative and Qualitative Disclosures about Market Risk. The information set forth under the following items in the Company’s 8-K/A filed on June 26, 2012 is incorporated by reference into this proxy statement: Item  4.01 Changes in Registrant’s Certifying Accountant.  The Company undertakes to provide, without charge, to each person to each record and beneficial stockholder and any other person to whom this proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in the proxy statement (including information contained in documents filed subsequent to the date on which definitive copies of the proxy statement are sent or given to security holders, up to the date of responding to the request but not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that the proxy statement incorporates).  Such request should be directed to: Nat Krishnamurti at Suite 1101, 110 Greene Street, New York, New York or by phone at 212.226.4232

Other Matters

The Board of Directors knows of no other business that will be presented at the meeting.  If any other business is properly brought before the meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

Whether you intend to be present at this meeting or not, you are urged to return your proxy promptly.

By order of the Board of Directors.

Andre Zeitoun, President and CEO

Appendix A

A1

APPLIED MINERALS INC.
2012 LONG-TERM INCENTIVE PLAN

ARTICLE I
PURPOSE

The purpose of this Applied Minerals, Inc. 2012 Long-Term Incentive Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer Eligible Employees, Consultants and Non-Employee Directors incentive awards in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders. The Plan, as set forth herein, is effective as of the Effective Date (as defined in Article XVI).

ARTICLE II
DEFINITIONS

For purposes of this Plan, the following terms shall have the following meanings:

2.1 “Acquisition Event” has the meaning set forth in Section 4.2(d).

2.2 “Affiliate” means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; (d) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee.

2.3 “Appreciation Award” means any Award under this Plan of any Stock Option, Stock Appreciation Right or Other Stock-Based Award, provided that such Other Stock-Based Award is based on the appreciation in value of a share of Common Stock in excess of an amount equal to at least the Fair Market Value of the Common Stock on the date such Other Stock-Based Award is granted.

2.4 “Award” means any award under this Plan of any Stock Option, Stock Appreciation Right, Restricted Stock, Performance Shares, Performance Units or Other Stock-Based Award. All Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

2.5 “Board” means the Board of Directors of the Company.

2.6 “Cause” means with respect to a Participant’s Termination of Employment or Termination of Consultancy, the following:

(a)   in the case where there is no employment agreement, consulting agreement, management agreement, Change in Control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “Cause” (or words of like import)), termination due to a Participant’s insubordination, dishonesty, fraud, incompetence, moral turpitude, willful misconduct, refusal to perform his  duties or responsibilities for any reason other than illness or incapacity or materially unsatisfactory performance of his  duties for the Company or an Affiliate, as determined by the Committee in its sole discretion; or

(b)  in the case where there is an employment agreement, consulting agreement, Change in Control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “Cause” (or words of like import), “Cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “Cause” only applies on occurrence of a Change in Control, such definition of “Cause” shall not apply until a Change in Control actually takes place and then only with regard to a termination thereafter and otherwise the definition of “Cause” in (a) above applies.

2.7 “Change in Control” has the meaning set forth in Article XII.

2.8 “Change in Control Price” has the meaning set forth in Section 12.1.

2.9 “Code” means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

A2

2.10 “Committee” means:

(a) with respect to the application of this Plan to Eligible Employees and Consultants, a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more non-employee directors, each of whom is intended to be

(i) to the extent required by Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, a “nonemployee director” as defined in Rule 16b-3;

(ii) to the extent required by Section 162(m) of the Code, an “outside director” as defined under Section 162(m) of the Code;

(iii) an “independent director” as defined under NASDAQ Listing Rule 5605(a)(2) or, if applicable or selected by the Board to determine independence, another stock exchange rule; and

(iv) as may be applicable, “independent” as provided pursuant to rules promulgated by the Securities and Exchange Commission under The Dodd-Frank Wall Street Reform and Consumer Protection Act; and

(b) with respect to the application of this Plan to Non-Employee Directors, the Board.

To the extent that no Committee exists which has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board.

If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

2.11 “Common Stock” means the Common Stock, $.001 par value per share, of the Company.

2.12 “Company” means Applied Minerals Inc., a Delaware corporation, and its successors by operation of law.

2.13 “Consultant” means any natural or non-natural person who provides bona fide consulting, advisory, or management services to the Company or its Affiliates pursuant to a written agreement, which are not primarily in connection with the offer and sale of securities in a capital-raising transaction, and do not primarily, directly or indirectly, promote or maintain a market for the Company’s or its Affiliates’ securities.

2.14 “Detrimental Activity” means:

(a)   the disclosure to anyone outside the Company or its Affiliates, or the use in any manner other than in the furtherance of the Company’s or its Affiliate’s business, without written authorization from the Company, of any confidential information or proprietary information, relating to the business of the Company or its Affiliates that is acquired by a Participant prior to the Participant’s Termination;

(b) activity while employed or performing services that results, or if known could result, in the Participant’s Termination that is classified by the Company as a termination for Cause;

(c)   any attempt, directly or indirectly, to solicit, induce or hire (or the identification for solicitation, inducement or hiring of) any non-clerical employee of the Company or its Affiliates to be employed by, or to perform services for, the Participant or any Person with which the Participant is associated (including, but not limited to, due to the Participant’s employment by, consultancy for, equity interest in, or creditor relationship with such Person) or any Person from which the Participant receives direct or indirect compensation or fees as a result of such solicitation, inducement or hire (or the identification for solicitation, inducement or hire) without, in all cases, written authorization from the Company;

(d)  any attempt, directly or indirectly, to solicit in a competitive manner any current or prospective customer of the Company or its Affiliates without, in all cases, written authorization from the Company;

(e) the Participant’s Disparagement, or inducement of others to do so, of the Company or its Affiliates or their past and present officers, directors, employees or products;

(f)   without written authorization from the Company, the rendering of services for any organization, or engaging, directly or indirectly, in any business, which is competitive with the Company or its Affiliates, or the rendering of services to such organization or business if such organization or business is otherwise prejudicial to or in conflict with the interests of the Company or its Affiliates provided, however, that competitive activities shall only be those competitive with any business unit or Affiliate of the Company with regard to which the Participant performed services at any time within the two years prior to the Participant’s Termination; or

(g) breach of any agreement between the Participant and the Company or an Affiliate (including, without limitation, any employment agreement or noncompetition or nonsolicitation agreement).

For purposes of subsections (a), (c), (d) and (f) above, the Chief Executive Officer of the Company (or his designee as evidenced in writing) shall have authority to provide the Participant with written authorization to engage in the activities contemplated thereby and no other person shall each have authority to provide the Participant with such authorization.

2.15 “Disability” means with respect to a Participant’s Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, with respect to any payment pursuant to a Section 409A Covered Award that is triggered upon a Disability, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

2.16 “Disparagement” means making comments or statements to the press, the Company’s or its Affiliates’ employees, consultants or any individual or entity which could reasonably be expected to adversely affect in any manner: (a) the conduct of the business of the Company or its Affiliates (including, without limitation, any products or business plans or prospects); or (b) the business reputation of the Company or its Affiliates, or any of their products, or their past or present officers, directors, employees, or Consultants.

2.17 “Eligible Employee” means each employee of the Company or an Affiliate.

2.18 “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

A3

2.19 “Fair Market Value” means, for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the closing price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded or The Nasdaq Stock Market, Inc.; or (b) if not traded on any such national securities exchange or The Nasdaq Stock Market, Inc., as quoted on an automated quotation system sponsored by the Financial Industry Regulatory Authority or if the Common Stock shall not have been reported or quoted pursuant to (a) or (b) on such date, on the first day prior thereto on which the Common Stock was reported or quoted.

If the Common Stock is not traded, listed or otherwise reported or quoted pursuant to (a) or (b) in the preceding paragraph, then Fair Market Value means the fair market value of the Common Stock as determined by the Committee in good faith in whatever manner it considers appropriate taking into account the requirements of Section 422 of the Code or Section 409A of the Code, as applicable.

For purposes of the grant of any Award, the applicable date shall be the trading day on which the Award is granted, or if such grant date is not a trading day, the trading day immediately prior to the date on which the Award is granted.

For purposes of the exercise of any Award the applicable date shall be the date a notice of exercise is received by the Committee (or its designee) or, if not a day on which the applicable market is open, the next day that it is open.

2.20 “Family Member” means “family member” as defined in Section A.1.(5) of the general instructions of Form S-8, as may be amended from time to time.

2.21 “Full-Value Awards” has the meaning set forth in Section 4.4.

2.22 “Good Reason” means, with respect to a Participant’s Termination of Employment:

(a)   in the case where there is no employment agreement, management agreement, Change in Control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “Good Reason” (or words or a concept of like import)), a voluntary termination due to Good Reason, as the Committee, in its sole discretion, decides to treat as a Good Reason termination; or

(b)  in the case where there is an employment agreement, management agreement, Change in Control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “Good Reason” (or words or a concept of like import), a termination due to Good Reason (or words or a concept of like import), as defined in such agreement at the time of the grant of the Award, and, for purposes of the Plan, as determined by the Committee in its sole discretion; provided that provided, however, that with regard to any agreement under which the definition of “Good Reason” only applies on occurrence of a Change in Control, such definition of “Good Reason” shall not apply until a Change in Control actually takes place and then only with regard to a termination thereafter and otherwise the definition of “Good Reason ” in (a) above applies.

2.23 “Incentive Stock Option” means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries and its Parent (if any) under this Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

2.24 “Limited Stock Appreciation Right” has the meaning set forth in Section 7.5.

2.25 “Non-Employee Director” means a director of the Company who is not an active employee of the Company or an Affiliate.

2.26 “Non-Qualified Stock Option” means any Stock Option awarded under this Plan that is not an Incentive Stock Option.

2.27 “Other Stock-Based Award” means an Award under Article XI of this Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, (i) an Award valued by reference to an Affiliate and (ii) dividend equivalent rights.

2.28 “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

2.29 “Participant” means an Eligible Employee, Non-Employee Director or Consultant to whom an Award has been granted pursuant to this Plan.

2.30 “Performance Cycle” has the meaning set forth in Section 10.1.

2.31 “Performance Goals” has the meaning set forth in Exhibit A.

2.32 “Performance Period” means each fiscal year of the Company or such other period (as specified by the Committee) over which the performance of any performance criteria (including, the Performance Goals) is to be measured.

2.33 “Performance Share” means an Award made pursuant to Article IX of this Plan of the right to receive Common Stock or cash of an equivalent value at the end of a specified Performance Period.

2.34 “Performance Unit” means an Award made pursuant to Article X of this Plan of the right to receive a fixed dollar amount, payable in cash or Common Stock or a combination of both.

A4

2.35 “Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, incorporated organization, governmental or regulatory or other entity.

2.36 “Plan” means this Applied Minerals Inc. 2012 Long-Term Incentive Plan, as amended from time to time.

2.37 “Reference Stock Option” has the meaning set forth in Section 7.1.

2.38 “Effective Date” has the meaning set forth in Article XVI.

2.39 “Restricted Stock” means an Award of shares of Common Stock under this Plan that is subject to restrictions under Article VIII.

2.40 “Restriction Period” has the meaning set forth in Subsection 8.3(a) with respect to Restricted Stock.

2.41 “Retirement” means, unless otherwise determined, in its sole discretion, by the Committee at grant, or if no rights of the Participant are reduced, thereafter, a voluntary Termination of Employment or Termination of Consultancy by the Participant, other than at a time when circumstances for a termination for Cause exist, at or after age 65 or, in each case as may be approved by the Committee with regard to such Participant, in its sole discretion, such earlier date after age 55.

With respect to a Participant’s Termination of Directorship, Retirement means the failure to stand for reelection or the failure to be reelected on or after a Participant has attained age 65 or, with the consent of the Board, before age 65 but after age 55.

2.42 “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

 2.43 “Section 162(m) of the Code” means the exception for performance-based compensation under Section 162(m) of the Code and any applicable Treasury regulations thereunder.

2.44 “Section 409A Covered Award” has the meaning set forth in Section 15.14.

2.45 “Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable Treasury regulations thereunder.

2.46 “Securities Act” means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

2.47 “Stock Appreciation Right” shall mean the right pursuant to an Award granted under Article VII.

A Tandem Stock Appreciation Right shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash and/or stock equal to the difference between

(i) the Fair Market Value on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), and

(ii) the aggregate exercise price of such Stock Option (or such portion thereof).

A Non-Tandem Stock Appreciation Right shall mean the right to receive an amount in cash and/or stock equal to the difference between

(x) the Fair Market Value of a share of Common Stock on the date such right is exercised, and

(y) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.

2.48 “Stock Option” or “Option” means any option to purchase shares of Common Stock granted to Eligible Employees, Non-Employee Directors or Consultants granted pursuant to Article VI.

2.49 “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

2.50 “Ten Percent Stockholder” means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

2.51 “Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

2.53 “Termination of Consultancy” means that the Consultant is no longer acting as a consultant to the Company or to an Affiliate.

In the event that a Consultant or a member or a partner thereof becomes an Eligible Employee or a Non-Employee Director upon the Termination of the Consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant or a member or a partner thereof is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

2.54 “Termination of Directorship” means that the Non-Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of his  directorship, his  ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

2.55 “Termination of Employment” means a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of his  employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

2.56 “Transfer” means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in a Person), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in a Person) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). “Transferred” and “Transferable” shall have a correlative meaning.

A5

ARTICLE III
ADMINISTRATION

3.1 The Committee. The Plan shall be administered and interpreted by the Committee.

3.2 Grants of Awards. The Committee shall have full authority to grant, pursuant to the terms of this Plan, to Eligible Employees, Consultants and Non-Employee Directors: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Performance Shares, (v) Performance Units; and (vi) Other Stock-Based Awards. In particular, the Committee shall have the authority:

(a)	to select the Eligible Employees, Consultants and Non-Employee Directors to whom Awards may from time to time be granted hereunder;

(b)	to determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Employees, Consultants or Non-Employee Directors;

(c)	to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(d)
to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

(e)
to determine whether, to what extent and under what circumstances grants of Options and other Awards under this Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of this Plan;

(f)	to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Section 6.4(d);

(g)
to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant in any case, in a manner intended to comply with Section 409A of the Code;

(h)	to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option;

(i)
to determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Award;

(j)
to modify, extend or renew an Award, subject to Article XIII and Section 6.4(l) herein, provided, however, that such action does not subject the Award to Section 409A of the Code without the consent of the Participant;

(k)
solely to the extent permitted by applicable law, to determine whether, to what extent and under what circumstances to provide loans (which may be on a recourse basis and shall bear interest at the rate the Committee shall provide) to Participants in order to exercise Options under the Plan;

(l)
to offer to buy out an Award previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time such offer is made; provided that any such purchase of an Award shall be limited to no more than the fair market value of the Award on the date of such purchase and shall be subject to approval by the stockholders of the Company to the extent required under the rules of any exchange or system on which the Company’s securities are listed or traded at the request of the Company;

(m)
to set the performance criteria and the Performance Period with respect to any Award for which the grant, vesting or payment of such Award is conditioned upon the attainment of specified performance criteria and to certify the attainment of any such performance criteria; provided, that with regard to any Award that is intended to comply with Section 162(m) of the Code, the applicable performance criteria shall be based on one or more of the Performance Goals set forth in Exhibit A hereto; and

(n)
generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of this Plan.

A6

3.3 Guidelines. Subject to Article XIII hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan.

The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of this Plan; provided, that with regard to any provision of this Plan or any agreement relating thereto that is intended to comply with Section 162(m) of the Code, any such action by the Committee shall be permitted only to the extent such action would be permitted under Section 162(m) of the Code.

The Committee may adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions.

Notwithstanding the foregoing, no action of the Committee under this Section 3.3 shall impair the rights of any Participant without the Participant’s consent. To the extent applicable, this Plan is intended to comply with the applicable requirements of Rule 16b-3 and with respect to Awards intended to be “performance-based,” the applicable provisions of Section 162(m) of the Code, and this Plan shall be limited, construed and interpreted in a manner so as to comply therewith.

3.4 Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

3.5 Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company, shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.6 Designation of Consultants/Liability.

(a)
The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of this Plan and (to the extent permitted by applicable law and applicable exchange rules) may grant authority to officers to grant Awards and/or execute agreements or other documents on behalf of the Committee.

(b)
The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to subsection (a) above shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it.

3.7 Indemnification. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such person, each officer or employee of the Company or any Affiliate and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of this Plan, except to the extent arising out of such employee’s, officer’s, member’s or former member’s own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the employees, officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him  under this Plan.

A7

ARTICLE IV
SHARE LIMITATION

4.1 Shares. (a) The aggregate number of shares of Common Stock that may be issued or used for reference purposes with respect to which Awards may be granted under this Plan on or following the Effective Date shall not exceed 8,900,000 shares (subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both.

If any Option, Stock Appreciation Right or Other Stock-Based Awards granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Award shall again be available for the purpose of Awards under the Plan.

If any shares of Restricted Stock, Performance Units, Performance Shares or Other Stock-Based Awards denominated in shares of Common Stock awarded under this Plan to a Participant are forfeited for any reason, the number of forfeited shares of Restricted Stock, Performance Units, Performance Shares or Other Stock-Based Awards denominated in shares of Common Stock shall again be available for the purposes of Awards under the Plan.

If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock that may be issued under this Plan.

The number of shares of Common Stock available for the purpose of Awards under the Plan shall be reduced by (i) the total number of Stock Options, Stock Appreciation Rights or Other Stock-Based Awards (subject to exercise) that have been exercised, regardless of whether any of the shares of Common Stock underlying such Awards are not actually issued to the Participant as the result of a net settlement, and (ii) any shares of Common Stock used to pay any exercise price or tax withholding obligation with respect to any Award.

In addition, the Company may not use the cash proceeds it receives from Stock Option exercises to repurchase shares of Common Stock on the open market for reuse under the Plan.

Notwithstanding anything to the contrary herein, Awards that may be settled solely in cash shall not be deemed to use any shares of Common Stock that may be issued or used for reference purposes under this Plan.

(b)	Individual Participant Limitations.

(i)   The maximum number of shares of Common Stock issuable or referenced with respect to any Award of (i) Stock Options, or (ii) Stock Appreciation Rights, or (iii) shares of Restricted Stock or Other Stock-Based Awards, including Restricted Stock and Other Stock-Based Awards for which the grant of such Award or the lapse of the relevant Restriction Period or payment (with respect to dividend equivalents rights) is subject to the attainment of Performance Goals in accordance with Section 8.3(a)(ii) herein which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be 6,000,000 shares per type of Award (which shall be subject to any further increase or decrease pursuant to Section 4.2).  Notwithstanding the foregoing, if a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Eligible Employee’s or Consultant’s individual share limitations for both Stock Appreciation Rights and Stock Options.

(ii) The maximum number of shares of Common Stock subject to any Award which may be granted under this Plan during any fiscal year of the Company to each Non-Employee Director shall be 200,000 shares (which shall be subject to any further increase or decrease pursuant to Section 4.2).

(iii)  The maximum number of shares of Common Stock subject to any Award of Performance Shares which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be 1,000,000 shares (which shall be subject to any further increase or decrease pursuant to Section 4.2) with respect to any fiscal year of the Company. Each Performance Share shall be referenced to one share of Common Stock.

(iv) The maximum value of the payment of Performance Units which may be granted under this Plan with respect to any fiscal year of the Company to each Eligible Employee or Consultant shall be $3,000,000.

A8

4.2 Changes.

(a)
The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate or (vi) any other corporate act or proceeding.

(b)
Subject to the provisions of Section 4.2(d), if there shall occur any such change in the capital structure or business of the Company by reason of any stock split, reverse stock split, stock dividend, subdivision, combination or reclassification of shares that may be issued under the Plan, any extraordinary cash dividend in an amount per share greater than three percent (3%) of the Fair Market Value of one share of Common Stock on the date of the declaration of such dividend, any recapitalization, any merger, any consolidation, any spin off, any reorganization or any partial or complete liquidation, or any other corporate transaction or event that would be considered an “equity restructuring” within the meaning of FASB ASC Topic 718 (a “Section 4.2 Event”), then (i) the aggregate number and/or kind of shares that thereafter may be issued under the Plan, (ii) the number and/or kind of shares or other property (including cash) to be issued upon exercise of an outstanding Award or under other Awards granted under the Plan, (iii) the purchase price thereof, and/or (iv) the individual Participant limitations set forth in Section 4.1(b) (other than those based on cash limitations) shall be appropriately adjusted.

In addition, subject to Section 4.2(d), if there shall occur any change in the capital structure or the business of the Company that is not a Section 4.2 Event (an “Other Extraordinary Event”), then the Committee, in good faith, may adjust any Award and make such other adjustments to the Plan as described in subsections (i) through (iv) above.

Any adjustment pursuant to this Section 4.2 shall be consistent with the applicable Section 4.2 Event or the applicable Other Extraordinary Event, as the case may be, and shall be executed in such manner as the Committee may deem appropriate to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under the Plan. Any such adjustment determined by the Committee in good faith shall be final, binding and conclusive on the Company and all Participants and their respective heirs, executors, administrators, successors and permitted assigns. Except as expressly provided in this Section 4.2 or in the applicable Award agreement, a Participant shall have no rights by reason of any Section 4.2 Event or any Other Extraordinary Event.

Notwithstanding the foregoing, the Committee shall not make any adjustments pursuant to this Section 4.2 that would (i) Cause an Award that is exempt from or otherwise not subject to Section 409A of the Code to be subject to Section 409A of the Code or (ii) with respect to an Award that is subject to Section 409A of the Code, subject a Participant to additional tax or penalties under Section 409A of the Code, without the Participant’s consent.

(c)
Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

(d)
In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company’s outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company’s assets (all of the foregoing being referred to as an “Acquisition Event”), then the Committee may, in its sole discretion, terminate all outstanding and unexercised Stock Options, or Stock Appreciation Rights, or any Other Stock-Based Award that provides for a Participant-elected exercise, effective as of or immediately before the Acquisition Event, by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event.  In such case, during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his Awards that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Award agreements), but any such exercise shall be contingent on the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.

If an Acquisition Event occurs but the Committee does not terminate the outstanding Awards pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) and Article XII shall apply.

4.3 Minimum Purchase Price. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration that is less than as permitted under applicable law.

4.4 Minimum Restriction and Vesting Period. Unless otherwise determined by the Committee at grant, or if no rights of the Participant are reduced, thereafter, with respect to any Award of Restricted Stock, Performance Shares, Performance Units, or Other Stock-Based Award which by its terms does not require the recipient of the Award to pay a per share exercise price or purchase price equal to the Fair Market Value of the underlying Common Stock at the grant date, including restricted stock units (collectively, “Full-Value Awards”), (i) the Restriction Period with respect to any such Award of Restricted Stock, (ii) the Performance Period with respect to any such Award of Performance Shares, (iii) the Performance Cycle with respect to any such Award of Performance Units and (iv) the vesting period with respect to any such Other Stock-Based Award that is payable in shares of Common Stock granted on or after such date shall be no less than one year. In addition, unless otherwise determined by the Committee at grant, with respect to any Appreciation Award the vesting schedule shall be no less than one year. Notwithstanding the foregoing, for purposes of the definition of Full Value Awards, dividend equivalent rights are not deemed to be Full-Value Awards.

Notwithstanding the foregoing,

(a) the Committee may (at the time of grant or thereafter) provide for the earlier lapsing of restrictions or the vesting of any Award in the event of a Change in Control, a Participant’s retirement, death or Disability, or a Participant’s Termination by the Company without Cause or by the Participant for Good Reason, and

(b) subject to the limitations set forth in Section 4.1(a), Awards may be granted that are not subject to the foregoing limitations (x) with respect to up to five percent (5%) of the total number of Shares reserved for Awards under the Plan and (y) in addition to the Awards permitted under the preceding clause (x), that are made as annual Awards to Non-Employee Directors or are made to Non-Employee Directors upon their initial election or appointment as a director.

4.5  Dividends and Dividend Equivalents. Notwithstanding any other provision of the Plan to the contrary, any rights granted hereunder to a Participant under an Award to receive or retain dividends or dividend equivalents with respect to the shares of Common Stock underlying any Full-Value Award (with respect to which the lapsing of the restrictions subject thereto or the vesting thereof is based (in whole or in part) on the attainment of one or more Performance Goals), shall be subject to the same vesting and/or forfeiture conditions (performance-based, service-based or otherwise) as are applicable to such Full-Value Award.  However, dividend equivalent rights that are other Stock-Based Awards may be granted on a stand-alone basis.

A9

ARTICLE V
ELIGIBILITY

5.1 General Eligibility. All Eligible Employees, prospective employees and Consultants of the Company and its Affiliates, and Non-Employee Directors of the Company, are eligible to be granted Awards. Eligibility for the grant of Awards and actual participation in this Plan shall be determined by the Committee in its sole discretion. Notwithstanding anything herein to the contrary, no Award under which a Participant may receive shares of Common Stock may be granted under this Plan to an Eligible Employee, Consultant or Non-Employee Director of any Affiliate if such shares of Common Stock does not constitute “service recipient stock” for purposes of Section 409A of the Code with respect to such Eligible Employee, Consultant or Non-Employee Director unless such Award is structured in a manner intended to comply with, or be exempt from, Section 409A of the Code.

5.2 Incentive Stock Options. Notwithstanding anything herein to the contrary, only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under this Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in this Plan shall be determined by the Committee in its sole discretion.

5.3 General Requirement. The vesting and exercise of Awards granted to a prospective employee or consultant are conditioned upon such individual actually becoming an Eligible Employee or Consultant.

ARTICLE VI
STOCK OPTIONS

6.1 Options. Stock Options may be granted alone or in addition to other Awards granted under this Plan. Each Stock Option granted under this Plan shall be of one of two types: (a) an Incentive Stock Option or (b) a Non-Qualified Stock Option.

6.2 Grants. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. The Committee shall have the authority to grant any Consultant or Non-Employee Director one or more Non-Qualified Stock Options.

To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify shall constitute a separate Non-Qualified Stock Option.

6.3 Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under such Section 422.

A10

6.4 Terms of Options. Options granted under this Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

(a)
Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Stock Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value of the Common Stock at the time of grant.

(b)
Stock Option Term. The term of each Stock Option shall be fixed by the Committee, provided that no Stock Option shall be exercisable more than 10 years after the date the Option is granted; and provided further that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five years.

(c)
Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.
Unless otherwise determined by the Committee at grant, the Option agreement shall provide that
(i)    in the event the Participant engages in Detrimental Activity prior to any exercise of the Stock Option, all Stock Options held by the Participant shall thereupon terminate and expire,
(ii)  as a condition of the exercise of a Stock Option, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and
(iii) in the event the Participant engages in Detrimental Activity during the one year period commencing on the date the Stock Option is exercised or becomes vested, the Company shall be entitled to recover from the Participant at any time within one year after such exercise or vesting, and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter).
The foregoing provisions described in subsections (i), (ii) and (iii) shall cease to apply upon a Change in Control.

(d)
Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, to the extent vested, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Committee (or its designee) specifying the number of shares of Common Stock to be purchased. Such notice shall be in a form acceptable to the Company and shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law, if the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock owned by the Participant (for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

(e)
Non-Transferability of Options. No Stock Option shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, at the time of grant, or if no rights of the Participant are reduced, thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Section is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of this Plan and the applicable Award agreement. Any shares of Common Stock acquired upon the exercise of a Non-Qualified Stock Option by a permissible transferee of a Non-Qualified Stock Option or a permissible transferee pursuant to a Transfer after the exercise of the Non-Qualified Stock Option shall be subject to the terms of this Plan and the applicable Award agreement.

(f)
Termination by Death, Disability or Retirement. Unless otherwise determined by the Committee, in its sole discretion, at the time of grant, or if no rights of the Participant are reduced, thereafter, if Participant’s Termination is by reason of death, Disability or Retirement, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant’s estate) at any time within a period of one year from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options; provided, however, that in the case of Retirement, if the Participant dies within such exercise period, all unexercised Stock Options held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of the later of one year from the date of such death or the expiration of the stated term of such Stock Options.

(g)
Involuntary Termination Without Cause or for Good Reason. Unless otherwise determined by the Committee at grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is by involuntary termination without Cause or for Good Reason, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

(h)
Voluntary Termination. Unless otherwise determined by the Committee at grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is voluntary (other than a voluntary termination described in subsection (i)(y) below), all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

(i)
Termination for Cause. Unless otherwise determined by the Committee at grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination (x) is for Cause or (y) is a voluntary Termination (as provided in subsection (h) above) after the occurrence of an event that would be grounds for a Termination for Cause, all Stock Options, whether vested or not vested, that are held by such Participant shall thereupon terminate and expire as of the date of such Termination.

(j)
Unvested Stock Options. Unless otherwise determined by the Committee at grant, or if no rights of the Participant are reduced, thereafter, Stock Options that are not vested as of the date of a Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.

(k)
Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. If any provision of this Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

(l)
Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of this Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may, subject to Section 13.1(iv), (i) modify, extend or renew outstanding Stock Options granted under this Plan (provided that the rights of a Participant are not reduced without his consent and provided further that such action does not extend the Stock Option beyond its stated term), and (ii) accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised).

Notwithstanding anything herein to the contrary, an outstanding Option may not be modified to reduce the exercise price thereof nor may a new Option at a lower price be substituted for a surrendered Option (other than adjustments or substitutions in accordance with Section 4.2), unless such action is approved by the stockholders of the Company.

(m)
Buyout and Settlement Provisions. The Committee may at any time offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made; provided that such purchase of an Option shall be based on the Fair Market Value of the Common Stock on the date of purchase and shall be subject to approval by the stockholders of the Company to the extent required under the rules of any exchange or system on which the Company’s securities are listed or traded at the request of the Company.

(n)	Other Terms and Conditions. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of this Plan, as the Committee shall deem appropriate.

A11

ARTICLE VII
STOCK APPRECIATION RIGHTS

7.1 Tandem Stock Appreciation Rights. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a “Reference Stock Option”) granted under this Plan (“Tandem Stock Appreciation Rights”). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

7.2 Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, and the following:

(a)
Exercise Price. The exercise price per share of Common Stock subject to a Tandem Stock Appreciation Right shall be the exercise price of the Reference Stock Option as determined in accordance with Section 6.4(a).

(b)
Term. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option Causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

(c)
Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI, and shall be subject to the provisions of Section 6.4(c).

(d)
Method of Exercise. A Tandem Stock Appreciation Right may be exercised by the Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2. Stock Options that have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

(e)
Payment. Upon the exercise of a Tandem Stock Appreciation Right a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option exercise price per share specified in the Reference Stock Option agreement multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

(f)
Deemed Exercise of Reference Stock Option. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of the Plan on the number of shares of Common Stock to be issued under the Plan.

(g)	Non-Transferability. Tandem Stock Appreciation Rights shall be Transferable only when and to the extent that the underlying Stock Option would be Transferable under Section 6.4(e) of the Plan.

7.3 Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under this Plan.

A12

7.4 Terms and Conditions of Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, and the following:

(a)
Exercise Price. The exercise price per share of Common Stock subject to a Non-Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Non-Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.

(b)	Term. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than 10 years after the date the right is granted.
(c)
Exercisability. Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such right may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

Unless otherwise determined by the Committee at grant, the Award agreement shall provide that (i) in the event the Participant engages in Detrimental Activity prior to any exercise of the Non-Tandem Stock Appreciation Right, all Non-Tandem Stock Appreciation Rights held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Non-Tandem Stock Appreciation Right, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event the Participant engages in Detrimental Activity during the one year period commencing on the later of the date the Non-Tandem Stock Appreciation Right is exercised or becomes vested, the Company shall be entitled to recover from the Participant at any time within one year after such exercise or vesting, and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter). The foregoing provisions described in subsections (i), (ii) and (iii) shall cease to apply upon a Change in Control.

(d)
Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (b) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time in accordance with the applicable Award agreement, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

(e)
Payment. Upon the exercise of a Non-Tandem Stock Appreciation Right, a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one share of Common Stock on the date the right was awarded to the Participant.

(f)
Non-Transferability. No Non-Tandem Stock Appreciation Rights shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all such rights shall be exercisable, during the Participant’s lifetime, only by the Participant.

(g)
Termination. Unless otherwise provided in an Award agreement, upon Termination, Non-Tandem Stock Appreciation Rights shall be exercised in accordance with the provisions of Section 6.4(f) through (j) of the Plan.

7.5 Limited Stock Appreciation Rights. The Committee may, in its sole discretion, grant Tandem and Non-Tandem Stock Appreciation Rights either as a general Stock Appreciation Right or as a limited stock appreciation right (a “Limited Stock Appreciation Right”). Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive in cash and/or Common Stock, as determined by the Committee, an amount equal to the amount (i) set forth in Section 7.2(e) with respect to Tandem Stock Appreciation Rights or (ii) set forth in Section 7.4(e) with respect to Non-Tandem Stock Appreciation Rights, as applicable.

A13

ARTICLE VIII
RESTRICTED STOCK

8.1 Awards of Restricted Stock. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, grants of Restricted Stock shall be made, the number of shares to be awarded, the price (if any) to be paid by the Participant (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards.

Unless otherwise determined by the Committee at grant, each Award of Restricted Stock shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one year period after, any vesting of Restricted Stock, the Committee may direct that all unvested Restricted Stock shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to the Fair Market Value at the time of vesting of any Restricted Stock which had vested in the period referred to above. The foregoing provision shall cease to apply upon a Change in Control.

The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance targets (including, the Performance Goals specified in Exhibit A attached hereto) or such other factors as the Committee may determine, in its sole discretion.

8.2 Awards and Certificates. Eligible Employees, Consultants and Non-Employee Directors selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

(a)
Purchase Price. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

(b)
Acceptance. Awards of Restricted Stock must be accepted within a period of 60 days (or such other period as the Committee may specify) after the grant date, by executing a Restricted Stock agreement and by paying whatever price (if any) the Committee has designated thereunder.

(c)
Legend. Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Applied Minerals Inc. (the “Company”) 2012 Long-Term Incentive Plan (as amended from time to time, the “Plan”), and an Agreement entered into between the registered owner and the Company dated                     . Copies of such Plan and Agreement are on file at the principal office of the Company.”

(d)
Custody. If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

8.3 Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Plan shall be subject to the following restrictions and conditions:

(a)
Restriction Period. (i) The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during the period or periods set by the Committee (the “Restriction Period”) commencing on the date of such Award, as may be set forth in the Restricted Stock Award agreement and such agreement shall set forth a vesting schedule and any events that would accelerate vesting of the shares of Restricted Stock.

Based on service, attainment of performance goals pursuant to Section 8.3(a)(ii) below and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award.

(ii) Objective Performance Goals, Formulae or Standards.    If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of performance goals, the Committee shall establish the objective performance goals and the applicable vesting percentage of the Restricted Stock applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date while the outcome of the performance goals are substantially uncertain as otherwise determined by the Committee in its sole discretion and that is permitted under Section 162(m) of the Code with regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code. Such performance goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances.

With regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code, (x) to the extent any such provision set forth in the prior sentence would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect and (y) the applicable performance goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

(b)
Rights as a Stockholder. Except as provided in this subsection (b) and subsection (a) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. The Committee may, in its sole discretion, determine at the time of grant that the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.

(c)
Termination. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, subject to the applicable provisions of the Restricted Stock Award agreement and this Plan, upon a Participant’s Termination for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

(d)
Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by applicable law or other limitations imposed by the Committee.

A14

ARTICLE IX
PERFORMANCE SHARES

9.1 Award of Performance Shares. Performance Shares may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, Performance Shares shall be awarded, the number of Performance Shares to be awarded to any person, the duration of the applicable Performance Period during which, and the conditions under which, receipt of the Shares will be deferred, and the other terms and conditions of the Award in addition to those set forth in Section 9.2.

Unless otherwise determined by the Committee at grant, each Award of Performance Shares shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one year period after, any vesting of Performance Shares, the Committee may direct (at any time within one year thereafter) that all unvested Performance Shares shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to any gain the Participant realized from any Performance Shares which had vested in the period referred to above. The foregoing provision shall cease to apply upon a Change in Control.

Except as otherwise provided herein, the Committee shall condition the right to payment of any Performance Share upon the attainment of specified objective performance goals (including, the Performance Goals specified in Exhibit A attached hereto) established pursuant to Section 9.2(c) below and such other factors as the Committee may determine, in its sole discretion.

9.2 Terms and Conditions. Performance Shares awarded pursuant to this Article IX shall be subject to the following terms and conditions:

(a)
Earning of Performance Share Award. At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the performance goals established pursuant to Section 9.2(c) are achieved and the percentage of each Performance Share Award that has been earned.

(b)	Non-Transferability. Subject to the applicable provisions of the Award agreement and this Plan, Performance Shares may not be Transferred during the Performance Period.
(c)
Objective Performance Goals, Formulae or Standards. The Committee shall establish the objective performance goals for the earning of Performance Shares based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date while the outcome of the performance goals are substantially uncertain as otherwise determined by the Committee in its sole discretion and that is permitted under Section 162(m) of the Code with regard to a Performance Share Award that is intended to comply with Section 162(m) of the Code.

Such performance goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Performance Share that is intended to comply with Section 162(m) of the Code, (x) to the extent any such provision set forth in the prior sentence would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect and (y) the applicable performance goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

(d)
Dividends. Unless otherwise determined by the Committee at the time of grant, amounts equal to any dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Share will not be paid to the Participant.

(e)
Payment. Following the Committee’s determination in accordance with subsection (a) above, shares of Common Stock or, as determined by the Committee in its sole discretion, the cash equivalent of such shares shall be delivered to the Eligible Employee, Consultant or Non-Employee Director, or his legal representative, in an amount equal to such individual’s earned Performance Share. Notwithstanding the foregoing, the Committee may, in its sole discretion, award an amount less than the earned Performance Share and/or subject the payment of all or part of any Performance Share to additional vesting, forfeiture and deferral conditions as it deems appropriate.

(f)
Termination. Subject to the applicable provisions of the Award agreement and this Plan, upon a Participant’s Termination for any reason during the Performance Period for a given Award, the Performance Shares in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant.

(g)
Accelerated Vesting. Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Performance Share Award.

A15

ARTICLE X
PERFORMANCE UNITS

10.1 Award of Performance Units. Performance Units may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, Performance Units shall be awarded, the number of Performance Units to be awarded to any person, the duration of the period (the “Performance Cycle”) during which, and the conditions under which, a Participant’s right to Performance Units will be vested, the ability of Participants to defer the receipt of payment of such Units, and the other terms and conditions of the Award in addition to those set forth in Section 10.2.

A Performance Unit shall have a fixed dollar value.

Unless otherwise determined by the Committee at grant, each Award of Performance Units shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one year period after, any vesting of Performance Units, the Committee may direct (at any time within one year thereafter) that all unvested Performance Units shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to any gain the Participant realized from any Performance Units which had vested in the period referred to above. The foregoing provision shall cease to apply upon a Change in Control.

Except as otherwise provided herein, the Committee shall condition the vesting of any Performance Unit upon the attainment of specified objective performance goals (including, the Performance Goals specified in Exhibit A attached hereto) established pursuant to Section 10.2(a) below and such other factors as the Committee may determine, in its sole discretion.

10.2 Terms and Conditions. The Performance Units awarded pursuant to this Article X shall be subject to the following terms and conditions:

(a)
Performance Goals. The Committee shall establish the objective performance goals for the earning of Performance Units based on a Performance Cycle applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Cycle or at such later date as permitted under Section 162(m) of the Code and while the outcome of the performance goals are substantially uncertain as otherwise determined by the Committee in its sole discretion and that is permitted under Section 162(m) of the Code with regard to a Performance Share Award that is intended to comply with Section 162(m) of the Code. Such performance goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Performance Unit that is intended to comply with Section 162(m) of the Code, (x) to the extent any such provision set forth in the prior sentence would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect and (y) the applicable performance goals shall be based on one or more of the performance criteria set

(b)	Non-Transferability. Subject to the applicable provisions of the Award agreement and this Plan, Performance Unit Awards may not be Transferred.
(c)
Vesting. At the expiration of the Performance Cycle, the Committee shall determine the extent to which the performance goals have been achieved, and the percentage of the Performance Unit Award of each Participant that has vested.

(d)
Payment. Subject to the applicable provisions of the Award agreement and this Plan, at the expiration of the Performance Cycle, cash and/or share certificates of an equivalent value (as the Committee may determine in its sole discretion) shall be delivered to the Participant, or his legal representative, in payment of the vested Performance Units covered by the Performance Unit Award.

(e)
Termination. Subject to the applicable provisions of the Award agreement and this Plan, upon a Participant’s Termination for any reason during the Performance Cycle for a given Award, the Performance Units in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant.

(f)
Accelerated Vesting. Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Performance Unit and/or waive the deferral limitations for all or any part of such Award.

A16

ARTICLE XI
OTHER STOCK-BASED AWARDS

11.1 Other Awards. The Committee is authorized to grant to Eligible Employees, Consultants and Non-Employee Directors Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including but not limited to, shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, stock equivalent units, restricted stock units, Awards valued by reference to book value of shares of Common Stock, and dividend equivalent rights, which may or may not reference shares underlying other Awards or shares already owned. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan.  The maximum payment for each dividend equivalents right is the amount of the dividend paid on a share of Common Stock.

Subject to the provisions of this Plan, the Committee shall have authority to determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified Performance Period.

The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified performance criteria (including the Performance Goals set forth on Exhibit A) or such other factors as the Committee may determine, in its sole discretion. If the grant or vesting of an Other Stock-Based Award is based on the attainment of performance goals, the Committee shall, in its sole discretion, establish the objective performance goals for the grant or vesting of such Other Stock-Based Awards applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date while the outcome of the performance goals are substantially uncertain as otherwise determined by the Committee in its sole discretion and that is permitted under Section 162(m) of the Code with regard to an Other Stock-Based Award that is intended to comply with Section 162(m) of the Code. Such performance goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to an Other Stock-Based Award that is intended to comply with Section 162(m) of the Code, (x) to the extent any such provision set forth in the prior sentence would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect and (y) the applicable performance goals shall be based on one or more of the performance criteria set forth in Exhibit A hereto.

11.2 Terms and Conditions. Other Stock-Based Awards made pursuant to this Article XI shall be subject to the following terms and conditions:

(a)
Non-Transferability. Subject to the applicable provisions of the Award agreement and this Plan, shares of Common Stock subject to Awards made under this Article XI may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

(b)
Dividends. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award agreement and this Plan, the recipient of an Award under this Article XI shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion.  The foregoing does not apply to Awards of an Other Stock-Based Award consisting of dividend equivalent rights only.

(c)
Vesting. Any Award under this Article XI and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion.

(d)
Price. Common Stock issued on a bonus basis under this Article XI may be issued for no cash consideration; Common Stock purchased pursuant to a purchase right awarded under this Article XI shall be priced, as determined by the Committee in its sole discretion.

A17

ARTICLE XII
CHANGE IN CONTROL PROVISIONS

12.1 Benefits. In the event of a Change in Control of the Company (as defined below), or in anticipation of a Change in Control, effective as of or immediately before the Change in Control, but such action being contingent on the occurrence of the Change in Control, and, provided that, if the Change in Control does not take place within a specified period after such action by the Committee for any reason whatsoever, the action shall be null and void, and except as otherwise provided by the Committee in an Award agreement, a Participant’s Award shall be treated in accordance with one of the following methods as determined by the Committee acting in the best interests of the Participant in his capacity as such without regard to the best interests of the Company or the Participant in any other capacity (references to determinations of the Committee below incorporating such standard):

(a)
Awards subject to vesting conditions, whether or not then vested, shall be continued, assumed, have new rights substituted therefor (in each case, the vesting conditions shall be continued or shall lapse, as determined by the Committee, but shall not be increased or extended) or in the case of Stock Options, or Stock Appreciation Rights, or any Other Stock-Based Award that provides for a Participant-elected exercise, be treated in accordance with Section 4.2(d) hereof, as determined by the Committee. Full Value Awards subject to Restrictions, Performance Periods, or Performance Cycles  shall be continued, assumed, have new rights substituted therefor (in each case, the Restrictions, Performance Periods, or Performance Cycles shall be continued or shall lapse, as determined by the Committee, but shall not be increased or extended). Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation § 1.424-1 (and any amendments thereto).

(b)
If there is a Change in Control Price, the Committee, in its sole discretion, may provide for the purchase in cash by the Company or an Affiliate of (i) any Stock Options, or Stock Appreciation Rights, or any Other Stock-Based Award that provides for a Participant-elected exercise, for an amount equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Awards, over the aggregate exercise price of such Awards, (ii) any other Appreciation Awards for an amount equal to the excess of the Change on Control of the shares of Common Stock covered by such Awards over the Fair Market Value at the date of grant, and (iii) any Full Value Awards at the Change in Control Price of the shares of Common Stock covered by such Awards. For purposes of this Section 12.1, Change in Control Price shall mean the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company; provided, however, that the Change in Control Price shall not exceed the fair market value of the Common Stock at the time of purchase as determined in accordance Section 409A of the Code.

(c)
In the event of a transaction described in Section 4.2(d), the Committee may, in its sole discretion, provide for the cancellation of any Appreciation Awards without payment, if the Change in Control Price is less than the exercise price of such Appreciation Award.

(d)
Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions Performance Periods, or Performance Cycles, of an Award at any time.

(e)	Dividend equivalent rights shall not be affected by a Change in Control except that such rights shall terminate in the event of a Change of Control in a transaction described in Section 4.2(d).

12.1 Benefits. In the event of a Change in Control of the Company (as defined below), or in anticipation of a Change of Control and subject to a Change of Control occurring within a reasonable time, and except as otherwise provided by the Committee in an Award agreement, a Participant’s Award shall be treated in accordance with one of the following methods as determined by the Committee acting in the best interest of the Participant as a Participant:

(a)
Awards, whether or not then vested, shall be continued, assumed, have new rights substituted therefor or be treated in accordance with Section 4.2(d) hereof, as determined by the Committee, and restrictions to which any shares of Restricted Stock or any other Award granted prior to the Change in Control are subject shall not lapse upon a Change in Control and the Restricted Stock or other Award shall, where appropriate in the sole discretion of the Committee, receive the same distribution as other Common Stock on such terms as determined by the Committee; provided that, the Committee may decide to award additional Restricted Stock or other Award in lieu of any cash distribution. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation § 1.424-1 (and any amendments thereto).

(b)
The Committee, in its sole discretion, may provide for the purchase of any Awards by the Company or an Affiliate for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Awards, over the aggregate exercise price of such Awards. For purposes of this Section 12.1, Change in Control Price shall mean the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company; provided, however, that the Change in Control Price shall not exceed the fair market value of the Common Stock at the time of purchase as determined in accordance Section 409A of the Code.

(c)
The Committee may, in its sole discretion, provide for the cancellation of any Appreciation Awards without payment, if the Change in Control Price is less than the exercise price of such Appreciation Award.

(d)	Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions, of an Award at any time.

12.2 Change in Control. Unless otherwise determined by the Committee in the applicable Award agreement or other written agreement approved by the Committee, a “Change in Control” shall be deemed to occur if

(i) any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

(ii)  a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (other than those covered by the exceptions in (i) above) acquires more than 50% of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control of the Company; or

(iii) the stockholders of the Company approve a plan of complete liquidation of the Company or the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets pursuant to a spinoff type transaction, directly or indirectly of such assets to the stockholders of the Company; provided, that with respect to any payment pursuant to a Section 409A Covered Award that is triggered upon a Change in Control, stockholder approval of a plan of liquidation of the Company shall not constitute a Change in Control.

A18

ARTICLE XIII
TERMINATION OR AMENDMENT OF PLAN

13.1 Termination or Amendment. Notwithstanding any other provision of this Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XV or Section 409A of the Code), or suspend or terminate it entirely, retroactively or otherwise;

provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the holders of the Company’s Common Stock entitled to vote in accordance with applicable law, no amendment may be made which would

(i) increase the aggregate number of shares of Common Stock that may be issued under this Plan (except by operation of Section 4.2);

(ii) increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b) (except by operation of Section 4.2);

(iii) change the classification of individuals eligible to receive Awards under this Plan;

(iv) decrease the minimum exercise price of any Stock Option or Stock Appreciation Right;

(v) extend the maximum option period under Section 6.4;

(vi) alter the Performance Goals set forth in Exhibit A;

(vii) other than adjustments or substitutions in accordance with Section 4.2, amend the terms of outstanding Awards to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or to cancel outstanding Stock Options or Stock Appreciation Rights (where prior to the reduction or cancellation the exercise price equals or exceeds the fair market value of the shares of Common Stock underlying such Awards) in exchange for cash, other Awards or Stock Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Stock Options or Stock Appreciation Rights; or

(viii) require stockholder approval in order for this Plan to continue to comply with the applicable provisions of Section 162(m) of the Code or, to the extent applicable to Incentive Stock Options, Section 422 of the Code.

In no event may this Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under this Plan, decrease the minimum exercise price of any Award, or to make any other amendment that would require stockholder approval under the rules of any exchange or system on which the Company’s securities are listed or traded at the request of the Company.

Notwithstanding anything herein to the contrary, the Board may amend the Plan or any Award agreement at any time without a Participant’s consent to comply with applicable law including Section 409A of the Code.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder’s consent.

ARTICLE XIV
UNFUNDED PLAN

14.1 Unfunded Status of Plan. This Plan is an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

A19

ARTICLE XV
GENERAL PROVISIONS

15.1 Legend. The Committee may require each person receiving shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend that the Committee deems appropriate to reflect any restrictions on Transfer.

All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities exchange system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may Cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

15.2 Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

15.3 No Right to Employment/Directorship/Consultancy. Neither this Plan nor the grant of any Option or other Award hereunder shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate his  employment, consultancy or directorship at any time.

15.4 Withholding of Taxes. The Company shall have the right to deduct from any payment to be made pursuant to this Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company. Any statutorily required withholding obligation with regard to any Participant may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

15.5 No Assignment of Benefits. No Award or other benefit payable under this Plan shall, except as otherwise specifically provided by law or permitted by the Committee, be Transferable in any manner, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.

15.6 Listing and Other Conditions.

(a)
Unless otherwise determined by the Committee, if the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.

(b)
If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option or other Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

(c)
Upon termination of any period of suspension under this Section 15.6, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.

(d)
A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

A20

15.7 Governing Law. This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

15.8 Construction. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine or neuter gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

15.9 Other Benefits. No Award granted or paid out under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

15.10 Costs. The Company shall bear all expenses associated with administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

15.11 No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

15.12 Death/Disability. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

15.13 Section 16(b) of the Exchange Act. All elections and transactions under this Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of this Plan and the transaction of business thereunder.

15.14 Section 409A of the Code. Although the Company does not guarantee to a Participant the particular tax treatment of an Award granted under the Plan, Awards made under the Plan are intended to comply with, or be exempt from, the applicable requirements of Section 409A of the Code and the Plan and any Award agreement hereunder shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award granted under the Plan constitutes “non-qualified deferred compensation” pursuant to Section 409A of the Code (a “Section 409A Covered Award”), it shall be paid in a manner that will comply with Section 409A of the Code. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on a Participant by Code Section 409A or any damages for failing to comply with Code Section 409A or this Section 15.14. Notwithstanding anything in the Plan or in an Award to the contrary, the following provisions shall apply to Section 409A Covered Awards:

(a)
A termination of employment shall not be deemed to have occurred for purposes of any provision of a Section 409A Covered Award providing for payment upon or following a termination of the Participant’s employment unless such termination is also a “Separation from Service” within the meaning of Code Section 409A and, for purposes of any such provision of Section 409A Covered Award, references to a “termination,” “termination of employment” or like terms shall mean Separation from Service. Notwithstanding any provision to the contrary in the Plan or the Award, if the Participant is deemed on the date of the Participant’s Termination to be a “specified employee” within the meaning of that term under Code Section 409A(a)(2)(B) and using the identification methodology selected by the Company from time to time, or if none, the default methodology set forth in Code Section 409A, then with regard to any such payment under a Section 409A Covered Award, to the extent required to be delayed in compliance with Code Section 409A(a)(2)(B), such payment shall not be made prior to the earlier of (i) the expiration of the six (6)-month period measured from the date of the Participant’s Separation from Service, and (ii) the date of the Participant’s death (the “Delay Period”). All payments delayed pursuant to this Section 15.15(a) shall be paid to the Participant on the first day of the seventh month following the date of the Participant’s Separation from Service or, if earlier, on the date of the Participant’s death.

(b)
Whenever a payment under a Section 409A Covered Award specifies a payment period with reference to a number of days, the actual date of payment within the specified period shall be within the sole discretion of the Company.

(c)	If under the Section 409A Covered Award an amount is to be paid in two or more installments, for purposes of Code Section 409A, each installment shall be treated as a separate payment.

15.15 Successor and Assigns. The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

15.16 Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

15.17 Payments to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

15.18 Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

15.19 Recoupment. All Awards granted or other compensation paid by the Company under this Plan, including any shares of Common Stock issued under any Award hereunder, will be subject to any compensation recapture policies established by the Board or the Committee from time to time, in their respective sole discretion.

15.20 Reformation. If any provision regarding Detrimental Activity or any other provision set forth in the Plan or an Award agreement is found by any court of competent jurisdiction or arbitrator to be invalid, void or unenforceable or to be excessively broad as to duration, activity, geographic application or subject, such provision or provisions shall be construed, by limiting or reducing them to the extent legally permitted, so as to be enforceable to the maximum extent compatible with then applicable law.

15.21 Electronic Communications. Notwithstanding anything else herein to the contrary, any Award agreement, notice of exercise of an Option or Non-Tandem Stock Appreciation Right, or other document or notice required or permitted by this Plan that is required to be delivered in writing may, to the extent determined by the Committee, be delivered and accepted electronically. Signatures may also be electronic if permitted by the Committee. The term “written agreement” as used in the Plan shall include any document that it is delivered and/or accepted electronically.

A21

ARTICLE XVI
EFFECTIVE DATE OF PLAN

On September 6, 2012, the Board approved this Plan in the form set forth herein (effective on November 20, 2012 (the “Effective Date”), the date of the Company’s 2012 annual stockholders’ meeting (the “2012 Annual Meeting”), subject to stockholder approval of the Plan at the 2012 Annual Meeting.

ARTICLE XVII
TERM OF PLAN

No Award shall be granted pursuant to the Plan on or after November 20, 2022, but Awards granted prior to such date may extend beyond that date; provided that no Award (other than Options or Stock Appreciation Rights) that is intended to be “performance-based” under Section 162(m) of the Code shall be granted on or after the first meeting of the Company’s stockholders that occurs in the fifth year following the year of stockholder approval of the Plan unless the performance criteria set forth on Exhibit A are reapproved (or other designated performance goals are approved) by the stockholders.

ARTICLE XVIII
NAME OF PLAN

This Plan shall be known as “Applied Minerals Inc. 2012 Long-Term Incentive Plan”.

A22

EXHIBIT A
PERFORMANCE GOALS

Performance goals established for purposes of the grant and/or vesting of performance-based Awards of Restricted Stock, Other Stock-Based Awards, Performance Units and/or Performance Shares intended to be “performance-based” under Section 162(m) of the Code shall be based on one or more of the following performance goals (“Performance Goals”): enterprise value of the Company; income or net income; operating income; net operating income or net operating income after tax; operating profit or net operating profit; cash flow including, but not limited to, from operations or free cash flow; bank debt or other long-term or short-term public or private debt or other similar financial obligations (which may be calculated net of cash balances and/or other offsets and adjustments); operating margin; return on operating revenue or return on operating profit; net sales, revenues, net income or earnings before income tax or other exclusions of the Company; return measures (after tax or pre-tax), including return on capital employed, return on invested capital; return on equity, return on assets, return on net assets; total stockholder return or growth in total stockholder return (with or without dividend reinvestment); estimated market share; expense management/control or reduction (including without limitation, compensation and benefits expense); customer satisfaction; technological improvements/implementation, new product innovation; property/asset purchases or sales; litigation and regulatory resolution/implementation goals; leases, contracts or financings (including renewals, overhead, savings, G&A and other expense control goals); risk management/implementation; development and implementation of strategic plans and/or organizational restructuring goals; formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance the Corporation’s revenue or profitability or to enhance its customer base; or completion of a merger, acquisition or any transaction that results in the sale of all or substantially all of the stock or assets of the Company; sales to individual or related customers; sales to new customers; contacts with potential customers; evaluations of the company’s products by potential customers; and identification of and/or exploitation of new markets.

All Performance Goals may be based upon the attainment of specified levels of the Company (or its subsidiary, division or other operational unit) performance. Any goal may be expressed as a dollar figure, on a percentage basis (if applicable) or on a per share basis, and goals may be either absolute, relative to a selected peer group or index, or a combination of both. To the extent permitted under Section 162(m) of the Code, (including, without limitation, compliance with any requirements for shareholder approval), the Committee may: (i) designate additional business criteria on which the Performance Goals may be based or (ii) adjust, modify or amend the aforementioned business criteria.

Except as otherwise determined by the Committee at grant, the measures used in Performance Goals set under the Plan shall be determined in accordance with generally accepted accounting principles (“GAAP”) and in a manner consistent with the methods used in the Company’s regular reports on Forms 10-K and 10-Q, without regard to any of the following unless otherwise determined by the Committee consistent with the requirements of Code Section 162(m)(4)(C) and the regulations thereunder:

(a)  all items of gain, loss or expense for the fiscal year or other applicable performance period that are related to special, unusual or non-recurring items, events or circumstances affecting the Company (or a Subsidiary, division, other operational unit or administrative department of the Company) or the financial statements of the Company (or a Subsidiary, division, other operational unit or administrative department of the Company);

(b)   all items of gain, loss or expense for the fiscal year or other applicable performance period that are related to (i) the disposal of a business or discontinued operations or (ii) the operations of any business acquired by the Company (or a Subsidiary, division, other operational unit or administrative department of the Company) during the fiscal year or other applicable performance period; and

(c) all items of gain, loss or expense for the fiscal year or other applicable performance period that are related to changes in accounting principles or to changes in applicable law or regulations.

To the extent any objective Performance Goals are expressed using any measures that require deviations from GAAP, such deviations shall be at the discretion of the Committee as exercised at the time the Performance Goals are set.

A23

Appendix B

APPLIED MINERALS INC.
2012 SHORT-TERM INCENTIVE PLAN

1.    PURPOSE

The purpose of the Plan is to attract, retain and motivate key employees and Consultants by providing performance awards to designated key employees and Consultants of the Company or its Subsidiaries. The Plan was by the Board of Directors on September 6, 2012, subject to, and effective upon, stockholder approval of the Plan at the Company’s 2012 annual stockholders’ meeting on November 20, 2012 in accordance with the laws of the State of Delaware.

2.    DEFINITIONS

Unless the context otherwise requires, the words which follow shall have the following meaning:

(a) “Board” shall mean the Board of Directors of the Company.

(b) “Cause” means the following:

(a)   in the case where there is no employment agreement, consulting agreement, management agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import)), termination due to a Participant’s insubordination, dishonesty, fraud, incompetence, moral turpitude, willful misconduct, refusal to perform his  duties or responsibilities for any reason other than illness or incapacity or materially unsatisfactory performance of his  duties for the Company or an Affiliate, as determined by the Committee in its sole discretion; or

(b)  in the case where there is an employment agreement, consulting agreement, management agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter and otherwise the definition of “cause” in (a) above applies.

(c) “Change of Control of the Company” shall have the meaning set forth in Exhibit A hereto.

(d) “Code” shall mean the Internal Revenue Code of 1986, as amended and any successor thereto.

(e) “Code Section 162(m)” shall mean the exception for performance-based compensation under Section 162(m) of the Code or any successor section and the Treasury regulations promulgated thereunder.

(f) “Code Section 409A” shall mean Section 409A of the Code and the regulations and guidance promulgated thereunder.

(g) “Company” shall mean Applied Minerals Inc. and any successor entity by merger, consolidation or otherwise.

(h) “Committee” shall mean the Compensation Committee of the Board or such other Committee of the Board that is appointed by the Board to administer the Plan all of whose members shall satisfy the requirements to be “outside directors,” as defined under Code Section 162(m).

(i) “Common Stock” means the common stock, $0.001 par value per share, of the Company.

(j) “Consultant” means any natural or non-natural person who provides bona fide consulting, advisory, or management services to the Company or its subsidiaries pursuant to a written agreement, which are not primarily in connection with the offer and sale of securities in a capital-raising transaction, and do not primarily, directly or indirectly, promote or maintain a market for the Company’s or its Affiliates’ securities.

B1

(k) “Good Reason” means:

(a)   in the case where there is no employment agreement, management agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “good reason” (or words or a concept of like import)), a voluntary termination due to good reason, as the Committee, in its sole discretion, decides to treat as a Good Reason termination; or

(b)  in the case where there is an employment agreement, management agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “good reason” (or words or a concept of like import), a termination due to good reason (or words or a concept of like import), as defined in such agreement at the time of the grant of the Award, and, for purposes of the Plan, as determined by the Committee in its sole discretion; provided that provided, however, that with regard to any agreement under which the definition of “good reason” only applies on occurrence of a change in control, such definition of “good reason” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter and otherwise the definition of “good reason ” in (a) above applies.

(l)“Participant” shall mean an executive employee or Consultant of the Company or any Subsidiary selected, in accordance with Section 4 hereof, to be eligible to receive a Performance Award in accordance with this Plan.

(m) “Performance Award” shall mean the amount paid or payable under Sections 6 hereof.

(n) “Performance Goals” shall mean the objective performance goals, criteria, formulas and standards described in Section 6 hereof.

(o) “Performance Period” shall mean a period of not less than one Plan Year (as specified by the Committee) over which achievement of the Performance Goals is to be measured.

(p) “Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, incorporated organization, governmental or regulatory or other entity

(q) “Plan” shall mean the Applied Minerals Inc. 2012 Short-Term Incentive Plan

(r) “Plan Year” shall mean a fiscal year of the Company.

(s) “Pro Rata” shall mean a portion of a Performance Award based on the number of days worked during a Performance Period as compared to the total number of days in the Performance Period.

(t) “Subsidiary” shall mean, other than the Company, (i) any corporation in an unbroken chain of corporations beginning with the Company which owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; (ii) any corporation or trade or business (including, without limitation, a partnership or limited liability company) which is controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Subsidiaries; or (iii) any other entity in which the Company or any of its Subsidiaries has a material equity interest and which is designated as a “Subsidiary” by resolution of the Committee.

B2

3.    ADMINISTRATION AND INTERPRETATION OF THE PLAN

The Plan shall be administered by the Committee. The Committee shall have the exclusive authority and responsibility to: (i) interpret the Plan; (ii) approve the designation of eligible Participants; (iii) set the Performance Goals and the Performance Period for Performance Awards within the Plan guidelines; (iv) determine the timing and form of amounts to be paid out under the Plan and the conditions for payment thereof; (v) certify attainment of Performance Goals and other material terms; (vi) reduce Performance Awards as provided herein; (vii) authorize the payment of all benefits and expenses of the Plan as they become payable under the Plan; (viii) adopt, amend and rescind rules and regulations relating to the Plan; and (ix) make all other determinations and take all other actions necessary or desirable for the Plan’s administration, including, without limitation, correcting any defect, supplying any omission or reconciling any inconsistency in the Plan in the manner and to the extent it shall deem necessary to carry the Plan into effect, but only to the extent any such action would be permitted under Code Section 162(m).

Decisions of the Committee shall be made by a majority of its members. All decisions of the Committee on any question concerning the selection of Participants and the interpretation and administration of the Plan shall be final, conclusive and binding upon all parties. The Committee may rely on information, and consider recommendations, provided by the Board or the executive officers of the Company. The Plan is intended to comply with Code Section 162(m), and all provisions contained herein shall be limited, construed and interpreted in a manner to comply therewith.

To the extent permitted by applicable law and not inconsistent with the Certificate of Incorporation and Bylaws of the Company, the Company and its Subsidiaries, as applicable, shall indemnify and hold harmless the Committee against all expense, liability and loss (including legal fees, judgments, fines, taxes and penalties, and amounts paid in settlement) reasonably incurred or suffered in connection with the discharge of their responsibilities with respect to the Plan, except to the extent such actions are taken in bad faith or with willful misconduct; provided that any expense, liability or loss arising due to actions taken in bad faith or with willful misconduct shall not be covered under this indemnity. The Company shall also advance reasonable defense funds to any Committee member having indemnification rights hereunder, subject to an undertaking to repay such funds in the event disinterested members of the Board later determine that indemnity is not due hereunder. Alternatively, in lieu of advancing defense funds, the Company may elect to retain counsel on behalf of such individual(s). This indemnity shall not preclude such further indemnities as may be available under insurance purchased by the Company or its affiliates, or as provided by the Company or its affiliates under any bylaw, agreement, vote of stockholders or directors, or otherwise, as such indemnities are permitted under applicable law. Any amounts paid by the Company under such indemnification, including the advancement of costs and expenses associated with indemnification, shall be paid or advanced only in a manner and to the extent that such amounts are exempt from the application of Code Section 409A in accordance with the provisions of Treasury Regulation 1.409A-1(b)(10) or shall be provided in accordance with Code Section 409A.

4.    ELIGIBILITY AND PARTICIPATION

(a) For each Performance Period, the Committee shall select the executive employees and Consultants of the Company or its Subsidiaries who are to participate in the Plan from among the executive employees and Consultants of the Company or its Subsidiaries.

(b) No Person shall be entitled to any Performance Award under the Plan for a Performance Period unless the Person is an employee or Consultant of the Company or a Subsidiary designated as a Participant for the Performance Period. The Committee may add to or delete Persons from the list of designated Participants at any time and from time to time, in its sole discretion, subject to any limitations required to comply with Code Section 162(m).

5.    INDIVIDUAL TARGET AWARD

Subject to Section 6.5, for any Participant the Committee may, in its sole discretion, specify a targeted Performance Award for a Performance Period (each an “Individual Target Award”). An Individual Target Award may be expressed, at the Committee’s sole discretion, as a fixed dollar amount, a percentage of the Participant’s base pay, as a percentage of a bonus pool funded by a formula as determined by the Committee based on achievement of Performance Goals, or an amount determined pursuant to an objective formula or standard. The Committee’s establishment of an Individual Target Award for a Participant for a Performance Period shall not imply or require that the same level or any Individual Target Award be established for the Participant for any subsequent Performance Period or for or any other Participant for that Performance Period or any subsequent Performance Period. At the time the Performance Goals are established (as provided in subsection 6.2 below), the Committee shall prescribe a formula to be used to determine the maximum and minimum percentages (which may be greater or less than one-hundred percent (100%), as applicable) of an Individual Target Award that may be earned or payable based upon the degree of attainment of the Performance Goals during the Performance Period. Notwithstanding anything else herein, unless otherwise specified by the Committee with respect to an Individual Target Award, the Committee may, in its sole discretion, elect to pay a Participant an amount that is less than the Participant’s Individual Target Award (or attained percentages thereof) regardless of the degree of attainment of the Performance Goals; provided that, except as otherwise specified by the Committee with respect to an Individual Target Award, no discretion to reduce a Performance Award earned based on achievement of the applicable Performance Goals shall be permitted for any Performance Period in which a Change of Control of the Company occurs, or during such Performance Period with regard to the prior Performance Periods if the Performance Awards for the prior Performance Periods have not been made by the time of the Change of Control of the Company, with regard to Persons who were Participants at the time of the Change of Control of the Company.

B3

6.    PERFORMANCE AWARD PROGRAM

6.1 PERFORMANCE AWARDS. Subject to the satisfaction of any conditions on payment imposed by the Committee pursuant to this Section 6 and Sections 5 and 7 hereof, each Participant shall be eligible to receive a Performance Award based upon the level of attainment of the objective Performance Goals established for a Performance Period pursuant to Section 6.2. A Performance Award may be a percentage of a Participant’s Individual Target Award, if any, for such Performance Period (or, subject to the last sentence of Section 5, such lesser amount as determined by the Committee in its sole discretion) based upon the attainment of the objective Performance Goals established pursuant to subsection 6.2 and any formula or standard established pursuant to Section 5. Except as specifically provided under the Plan (including as provided in Section 7), no Performance Award shall be made to a Participant for a Performance Period unless the minimum Performance Goals for such Performance Period are attained.

6.2 OBJECTIVE PERFORMANCE GOALS, FORMULAS OR STANDARDS.
The Committee in its sole discretion shall establish the objective performance goals, criteria, formulae or standards and the Individual Target Award (if any, and any maximum and minimum percentages thereof in accordance with Section 5) applicable to each Participant or class of Participants for a Performance Period in writing prior to the beginning of such Performance Period or at such later date as permitted under Code Section 162(m) and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Code Section 162(m), provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any such provision would create impermissible discretion under Code Section 162(m) or otherwise violate Code Section 162(m) with respect to any Participant who is a “covered employee” as defined under Code Section 162(m), such provision shall be of no force or effect with respect to such Participant. The Performance Goals shall be based on one or more of the following criteria: enterprise value of the Company; income or net income; operating income; net operating income or net operating income after tax; operating profit or net operating profit; cash flow including, but not limited to, from operations or free cash flow; bank debt or other long-term or short-term public or private debt or other similar financial obligations (which may be calculated net of cash balances and/or other offsets and adjustments); operating margin; return on operating revenue or return on operating profit; net sales, revenues, net income or earnings before income tax or other exclusions of the Company; return measures (after tax or pre-tax), including return on capital employed, return on invested capital; return on equity, return on assets, return on net assets; total stockholder return or growth in total stockholder return (with or without dividend reinvestment); estimated market share; expense management/control or reduction (including without limitation, compensation and benefits expense); customer satisfaction; technological improvements/implementation, new product innovation; property/asset purchases or sales; litigation and regulatory resolution/implementation goals; leases, contracts or financings (including renewals, overhead, savings, G&A and other expense control goals); risk management/implementation; development and implementation of strategic plans and/or organizational restructuring goals; formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance the Corporation’s revenue or profitability or to enhance its customer base; or completion of a merger, acquisition or any transaction that results in the sale of all or substantially all of the stock or assets of the Company; sales to individual or related customers; sales to new customers; contacts with potential customers; evaluations of the company’s products by potential customers; and identification of and/or exploitation of new markets.

All Performance Goals may be based upon the attainment of specified levels of the Company (or its subsidiary, division or other operational unit) performance. Any goal may be expressed as a dollar figure, on a percentage basis (if applicable) or on a per share basis, and goals may be either absolute, relative to a selected peer group or index, or a combination of both. To the extent permitted under Section 162(m) of the Code, (including, without limitation, compliance with any requirements for stockholder approval), the Committee may: (i) designate additional business criteria on which the Performance Goals may be based or (ii) adjust, modify or amend the aforementioned business criteria.

6.3 GAAP. Except as otherwise determined by the Committee at grant, the measures used in Performance Goals set under the Plan shall be determined in accordance with generally accepted accounting principles (“GAAP”) and in a manner consistent with the methods used in the Company’s regular reports on Forms 10-K and 10-Q, without regard to any of the following unless otherwise determined by the Committee consistent with the requirements of Code Section 162(m)(4)(C) and the regulations thereunder: (i) all items of gain, loss or expense for the fiscal year or other applicable performance period that are related to special, unusual or non-recurring items, events or circumstances affecting the Company (or a Subsidiary, division, other operational unit or administrative department of the Company) or the financial statements of the Company (or a Subsidiary, division, other operational unit or administrative department of the Company); (ii) all items of gain, loss or expense for the fiscal year or other applicable performance period that are related to (a) the disposal of a business or discontinued operations or (b) the operations of any business acquired by the Company (or a Subsidiary, division, other operational unit or administrative department of the Company) during the fiscal year or other applicable performance period; and (iii) all items of gain, loss or expense for the fiscal year or other applicable performance period that are related to changes in accounting principles or to changes in applicable law or regulations.

6.4 DEVIATIONS FROM GAAP. To the extent any objective Performance Goals are expressed using any measures that require deviations from GAAP, such deviations shall be at the discretion of the Committee as exercised at the time the Performance Goals are set.

6.5 MAXIMUM PERFORMANCE AWARD. The maximum Performance Award payable to a Participant with respect to any one Plan Year in a Performance Period shall not exceed $3,000,000 (or $3,000,000 of Common Stock if the Performance Award is payable in Common Stock). For any Performance Period of more than one Plan Year the maximum Performance Award limit shall be increased on a pro rata basis.

6.6 PAYMENT DATE; COMMITTEE CERTIFICATION. Except as set forth is Section 7, Performance Awards will be paid in the calendar year after the calendar year in which the Performance Period in which they are earned is completed, as soon as administratively feasible in such following calendar year but not before the Committee certifies in writing that the Performance Goals specified pursuant to Section 6.2 (except to the extent permitted under Code Section 162(m) and as otherwise provided in Section 7 with regard to death, disability, or Change of Control of the Company) were, in fact, satisfied, except as may otherwise be agreed by a Participant and the Company in a written agreement executed prior to the beginning of the Performance Period to which the Performance Award relates or in accordance with any deferred compensation program, if any, in effect applicable to such Participant. The Committee shall use its reasonable business efforts to make a determination with regard to satisfaction of the Performance Goals within two and one-half (2 1/2) months after the end of each Performance Period. Any Performance Award deferred by a Participant in accordance with the terms and conditions established by the Committee shall not increase (between the date on which the Performance Award is credited to any deferred compensation program applicable to such Participant and the payment date) by an amount that would result in such deferral being deemed as an “increase in the amount of compensation” under Code Section 162(m). The Committee may provide prior to the beginning of the Performance Period that payment of any Performance Award shall be deferred and may place such additional conditions on payment thereof as it shall determine in its sole discretion. The Participant shall have no right to receive payment of any deferred amount until the Participant has a right to receive such amount under the terms of the applicable deferred compensation program. To the extent applicable, any deferral under this Section 6.6 shall be made in a manner intended to comply with the applicable requirements of Code Section 409A.

6.7 CHANGE OF CONTROL. In the event of a Change of Control of the Company, any unpaid portion of any Performance Award that has been earned and certified, but is being deferred by the Committee in accordance with Section 6.6 shall immediately fully vest and shall be paid to the Participant within 90 days following the date of the consummation of the Change of Control of the Company.

6.8 FORM OF PAYMENT. If permitted under the terms of a Performance Award, in the sole discretion of the Committee, Performance Awards may be paid at the time payment is otherwise due hereunder in whole or in part in cash or Common Stock, provided that any Common Stock shall be used only if payment of such Common Stock is a permitted award under another plan maintained by the Company which was approved by the stockholders of the Company and the payment of Common Stock shall be made under such plan.

B4

7.    PARTIAL AWARDS

7.1 Except as set forth in this Section 7, no Performance Award shall be made to any Participant who is not an active employee or Consultant of the Company or one of its Subsidiaries or affiliates on the date the Performance Award is payable to the Participant. The Committee, in its sole and absolute discretion, may, but is not required to (except as provided below or in the terms of a Performance Award): (i) make a full, Pro Rata or other award (but not in excess of the maximum achievable Performance Award for the Participant for such Performance Period) to a Participant for a Performance Period, with or without regard to actual achievement of the Performance Goals established for the Performance Period, as the Committee deems appropriate in the event of the Participant’s termination of employment due to death or disability during such Performance Period, or (ii) make a full or Pro Rata Performance Award to a Participant for a Performance Period based on actual achievement of the Performance Goals established for the Performance Period in the event the Participant’s employment is terminated by the Company or Subsidiary, as applicable, without Cause or the Participant resigns for Good Reason during such Performance Period.

7.2 In the event that a Change of Control of the Company is consummated during a Performance Period, the Committee shall be required to make at least a Pro Rata Performance Award based on actual achievement of the Performance Goals established for the Performance Period, and pro rated for the portion of the Performance Period completed through the Change of Control of the Company, to each Participant who is a Participant at the time of such Change of Control of the Company. Furthermore, in the event that a Change of Control of the Company is consummated during a Performance Period, the Committee may, in its sole and absolute discretion, but is not required to (except as provided in the terms of a Performance Award), make a Performance Award to a Participant who is a Participant at the time of such Change of Control of the Company that is greater than the Performance Award set forth in the prior sentence, but not in excess of the maximum achievable Performance Award for the Participant for such Performance Period, with or without regard to actual achievement of the Performance Goals established for the Performance Period, as the Committee deems appropriate in the event of a Change of Control of the Company that is consummated during such Performance Period.

7.3 Except as otherwise provided in the terms of a Performance Award, (i) any Performance Awards made under this Section 7 that are not based on actual achievement of the Performance Goals established for the Performance Period shall be paid within 75 days following the date of the event under this Section 7 for which such Performance Award is made and (ii) any Performance Awards made under this Section 7 based on actual achievement of the Performance Goals established for the Performance Period shall be paid when such Performance Award would have otherwise been paid in accordance with Section 6.6.

7.4 If there is a bonus pool, any Performance Award which is forfeited by a Participant under this Section 7 because the Participant was not an active employee or Consultant of the Company or one of its Subsidiaries or affiliates on the date the Performance Award is payable, shall be allocated among active employees of the Company or one of its Subsidiaries or affiliates on the date the Performance Award is payable, provided that any such forfeiture shall not modify the Performance Goals or the amount of the Performance Award earned by any other Participant under this Plan for such Performance Period. The allocation of the forfeited amounts shall be at the sole discretion of the Committee.

8.    NON-ASSIGNABILITY

No Performance Award under the Plan or payment thereof nor any right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance, garnishment, execution or levy of any kind or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber and to the extent permitted by applicable law, charge, garnish, execute upon or levy upon the same shall be void and shall not be recognized or given effect by the Company.

B5

9.    NO RIGHT TO EMPLOYMENT

Nothing in the Plan or in any notice of award pursuant to the Plan shall confer upon any person the right to continue in the employment of, or as a Consultant to,  the Company or one of its Subsidiaries or affiliates nor affect the right of the Company or any of its Subsidiaries or affiliates to terminate the employment or consultancy of any Participant.

10.    AMENDMENT OR TERMINATION

While the Company hopes to continue the Plan indefinitely, it reserves the right in its Board (or a duly authorized committee thereof) to amend, suspend or terminate the Plan or to adopt a new plan in place of the Plan at any time; provided, that no such amendment shall, without the prior approval of the stockholders of the Company in accordance with the laws of the State of Delaware to the extent required under Code Section 162(m): (i) alter the Performance Goals as set forth in Section 6.2; (ii) change the class of eligible employees or Consultants set forth in Section 4(a); or (iii) implement any change to a provision of the Plan requiring stockholder approval in order for the Plan to comply with the requirements of Code Section 162(m). Furthermore, no amendment, suspension or termination shall, without the consent of the Participant, alter or impair a Participant’s right to receive payment of a Performance Award for a Performance Period otherwise payable hereunder.

 11.    SEVERABILITY

In the event that any one or more of the provisions contained in the Plan shall, for any reason, be held to be invalid, illegal or unenforceable, in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of the Plan and the Plan shall be construed as if such invalid, illegal or unenforceable provisions had never been contained therein.

12.    WITHHOLDING

The Company shall have the right to make such provisions as it deems necessary or appropriate to satisfy any obligations it may have to withhold federal, state or local income or other taxes incurred by reason of payments pursuant to the Plan.

13.    CODE SECTION 409A

Although the Company makes no guarantee with respect to the tax treatment of payments hereunder, the Plan is intended to comply with, or be exempt from, Code Section 409A and to the maximum extent permitted the Plan shall be limited, construed and interpreted in accordance with such intent.

14.    GOVERNING LAW

The Plan and any amendments thereto shall be construed, administered, and governed in all respects in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable principles of conflict of laws).

15.    RECOUPMENT

All compensation paid by the Company under this Plan will be subject to any compensation recapture policies established by the Board or the Committee from time to time, in their respective sole discretion.

EXHIBIT A

Change of Control of the Company shall mean that one (1) of the following have occurred:

Unless otherwise determined by the Committee in the applicable Award agreement or other written agreement approved by the Committee, a “Change in Control” shall be deemed to occur if

(i) any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

(ii)  a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (other than those covered by the exceptions in (i) above) acquires more than 50% of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control of the Company; or

(iii) the stockholders of the Company approve a plan of complete liquidation of the Company or the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets other than the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale; provided, that with respect to any payment pursuant to a Section 409A Covered Award that is triggered upon a Change in Control, stockholder approval of a plan of liquidation of the Company shall not constitute a Change in Control.

Notwithstanding anything herein to the contrary, an event shall not be deemed to be a Change of Control of the Company with respect to any Performance Award under this Plan that constitutes “non-qualified deferred compensation” pursuant to Code Section 409A unless such event constitutes a “change in control event” within the meaning of Code Section 409A.

B6

APPLIED MINERALS, INC. 110 GREENE ST SUITE 1101 NEW YORK, NY 10012	VOTE IN PERSON If you are a record stockholder and want to vote at the meeting, you will need to request a ballot to vote these shares.

VOTE BY INTERNET
Before the Meeting – Go to www.proxyvote.com
Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date.  Record holders should have your Notice of Internet Availability or proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting – Go to www.virtualshareholdermeeting.com/AMNL2012
Record Stockholders may attend the Meeting via the Internet and vote during the Meeting.  Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY, 11717.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS

APPLIED MINERALS, INC.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 20, 2013: The Notice of Annual Meeting of Shareholders, Proxy Statement and the Annual Report to Shareholder are available on the following website:  www.proxyvote.com.

◄ FOLD AND DETACH HERE ►

Please mark your votes as indicated in this example:

Proposal 1 -  Election of Directors
The Board of Directors recommends a vote FOR four nominees for Director with each nominee to serve until the 2013 Annual Meeting of Shareholders or until his successor is elected or qualified.

		FOR ALL	AGAINST ALL	FOR ALL EXCEPT
1.1	JOHN LEVY
1.2	EVAN STONE
1.3	DAVID TAFT
1.4	ANDRE ZEITOUN

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write number(s) or name(s) of the nominee(s) on the line below.

Proposal 2 -
Amendment of the Certificate of incorporation to increase the number of authorized shares from 130,000,000 to 210,000,000 and the number of authorized shares of Common Stock from 120,000,000 to 200,000,000

	FOR	AGAINST	ABSTAIN
Proposal 2
The Board of Directors recommends a vote FOR the amendment

Proposal 3 -	Advisory, non-binding vote on executive compensation
	FOR	AGAINST	ABSTAIN
Proposal 3
The Board of Directors recommends a vote FOR approval, on an advisory basis, of executive compensation.

Proposal 4 -	Frequency of advisory vote on executive compensation
	1 year	2 years	3 years	ABSTAIN
Proposal 4
The Board of Directors recommends a vote FOR a shareholder advisory vote every year.

Proposal 5 -	Applied Minerals, Inc. 2012 Long-Term Incentive Plan and the performance criteria used in setting performance goals for awards intended to be performance-based under Code Section 162(m).
	FOR	AGAINST	ABSTAIN
Proposal 5
The Board of Directors recommends a vote FOR approval of the plan and performance criteria.

Proposal 6 -	Applied Minerals, Inc. 2012 Short-Term Incentive Plan and the performance criteria used in setting performance goals for awards intended to be performance-based under Code Section 162(m).
	FOR	AGAINST	ABSTAIN
Proposal 6
The Board of Directors recommends a vote FOR approval of the plan and performance criteria.

Proposal 7 -	The ratification of EisnerAmper LLP as our independent registered public accounting firm
	FOR	AGAINST	ABSTAIN
Proposal 7
The Board of Directors recommends a vote FOR ratification.

Signature must be that of him/herself. If shares are held jointly, each shareholder named should sign. If the signer is a corporation, please sign the full corporate name by duly authorized officer. If the signer is a partnership, please sign partnership name by authorized person. Executors, administrators, trustees, guardians, attorneys-in-fact, etc., should so indicate when signing.

Signature	Signature

Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Mark Here for Address Change or Comments (SEE REVERSE):

◄ FOLD AND DETACH HERE ►

SOLICITED BY THE BOARD OF DIRECTORS
APPLIED MINERALS, INC.
ANNUAL MEETING OF SHAREHOLDERS
November 20, 2012

The undersigned hereby appoints Andre Zeitoun and Christopher T. Carney or either of them, with full power of substitution, proxies for the undersigned and authorizes them to represent and vote, as designated, all the shares of stock of the Company which the undersigned may be entitled to vote at the Concierge Conference Center 780 Third Avenue, New York, NY, 10017 on November 20, 2012, at 3:00 p.m., Eastern Time, and at any adjournment of such meeting, for the following purposes and with discretionary authority as to any other matters that may properly come before the meeting, as recommended by the Board of Directors, all in accordance with and as described in the Notice and accompanying Proxy Statement.

If this Proxy is executed by you without indicating voting instructions then it will be deemed to grant authority to vote FOR the nominees for director and FOR Proposals 2, 3, 5, 6, and 7 and FOR advisory vote on executive compensation every year.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. A majority of said proxies, including any substitutes, or if only one of them be present then that one, may exercise all powers granted hereunder at said meeting or any adjournment thereof. This proxy revokes any proxy to vote such shares at such meeting or any adjournment thereof heretofore given by the undersigned to anyone other than those named above.

Address Change/Comments
(Mark the corresponding box on the reverse side)

(Continued and to be marked, dated and signed, on the other side)